UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08817

Voya Equity Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
May 31, 2019
Classes A, C, I, O, P, P3, R, R6 and W
■
Voya Large-Cap Growth Fund

■
Voya Large Cap Value Fund

■
Voya MidCap Opportunities Fund

■
Voya Multi-Manager Mid Cap Value Fund

■
Voya Real Estate Fund

■
Voya SmallCap Opportunities Fund

■
Voya SMID Cap Growth Fund

■
Voya U.S. High Dividend Low Volatility Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for certain Funds. The Funds’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Riding the Market Seesaw
Dear Shareholder,
Over the one-year period covered by this report, the financial markets have delivered attractive performance potential but also obliged investors to confront high levels of uncertainty. For example, as of May 31, 2019, the S&P 500® Index was up 3.78% for the 12 months, down 6.35% for the month and up 10.74% year-to-date. Such market gyrations resulted from rising and falling tides of worry, as investors mulled a diminished global economic outlook, the effects of trade wars, slowing corporate earnings and rising political tensions in the Middle East.
With so many potentially disruptive factors in play, investors have switched rapidly between “risk-on” and “risk-off” sentiments, bidding up stocks when conditions seemed upbeat, then retreating into bonds when the next wave of worry came ashore. The result has been what we believe to be a contradictory set of market signals: higher bond prices indicating that investors see greater risk of an economic downturn, and higher stock prices signaling the belief that the current expansion will continue.
But the central banks still have the power to steer market sentiment, as we saw in late June. The European Central Bank vowed that if necessary, it would bolster the languishing euro zone economy with new rounds of policy intervention. The same week, the U.S. Federal Reserve Board signaled that, if warranted by the economic data, it would cut U.S. interest rates, perhaps as soon as July. These announcements underpinned investor sentiment and helped drive global stock market rallies late in the month.
Investors are quick to exit at the first sign of trouble, but also quick to return. How this all shakes out is anyone’s guess — it implies there are attractive investment opportunities out there, but also that we should continue to expect high levels of volatility, in our opinion. Just don’t let it throw you off course: remember that you’re investing for the long haul, and it’s usually inadvisable to abandon one’s long-term strategy for a short-term opportunity. Keep focused on your goals and don’t try to time market downturns or upturns. Change your strategy only if your long-term goals change; discuss any changes thoroughly with your financial advisor before taking action.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 25, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended May 31, 2019

Halfway through our fiscal year, global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvestment dividends, were down 0.42%, having slumped 6.80% in October. Markets were increasingly unnerved by an intensifying economic slowdown outside of the U.S., exacerbating existing concerns about a potential trade war between the U.S. and China. (The Index returned -0.29% for the year ended May 31, 2019, measured in U.S. dollars.)
Furthermore, the Federal Open Market Committee (“FOMC”) still seemed intent on raising interest rates, despite no apparent inflationary threat. In December, the FOMC raised rates for the fourth time in 2018, from 2.25% to 2.50%. Chairman Powell signaled two more increases in 2019, instead of a hoped-for pause. Was this a policy mistake in an already late-cycle economy, for which the boost from tax cuts and increased government spending would surely fade? The Index dropped another 7.86% in December.
Yet the equity investor who found this all too much and sold out near year-end would have missed a rebound as intense as it was unexpected through April, before more trade-related shocks sent the Index reeling again in May. For the fiscal year, global equities returned a slim 1.10%.
Two main factors drove the recovery. First, Chairman Powell changed his tune and said repeatedly that the FOMC would be “patient” as the economic data evolved. Secondly, on trade, the view emerged that, as far apart as the U.S. and China were on key issues, both were motivated to find some face-saving “deal”.
On perceived slowing global growth, there was little relief from most of the incoming data.
In continental Europe, the euro zone’s annual growth in gross domestic product (“GDP”) in the first quarter of 2019 was just 1.1%. The European Central Bank forecast that 1.1% was all that could be expected for 2019 as a whole. In the UK, Prime Minister May’s proposed Brexit deal was repeatedly defeated in parliament. She finally announced her resignation on May 24 with no deal in sight.
In Japan, the economy grew at 2.1% annualized in the first quarter. But it relied on a statistical quirk as imports fell sharply, signaling weakening demand. Meanwhile the closely watched index of business conditions showed the economy “worsening” for the first time in over six years.
China’s GDP grew at 6.6% in 2018 over 2017, the smallest advance in 28 years. The official target for 2019 was lowered to 6.0% from 6.5%. Manufacturing activity was contracting, while retail sales were growing at the slowest pace in 16 years.
In the U.S., GDP growth in the fourth quarter of 2018 fell to 2.2%, after 3.4% in the third. First quarter GDP growth surprised to the upside at 3.1%, although it was flattered by volatile inventory and trade elements. The employment situation remained strong, with the unemployment rate in April down to 3.6%. But more forward-looking indicators like purchasing managers’ indices were showing signs of weakness.
By early May, notwithstanding the tepid-to-mixed picture painted above, the path of least resistance for the Index still seemed upwards. This all changed on the first weekend when the President tweeted his intention to raise the existing 10% tariff on some $200 billion of imported Chinese goods to 25%. Trade negotiations with China had evidently broken down. On May 20, he blacklisted Chinese technology giant Huawei from buying hardware and software from U.S. companies and on the 31st, unexpectedly threatened tariffs on Mexican goods for reasons related to illegal immigration.
The Index fell 5.70% in May. All the concerns about the effect of trade conflicts on an already slowing global economy were now back in focus. The year ended with business channel CNBC reporting that the median forecast for U.S. GDP growth in the second quarter was just 1.6%.
In U.S. fixed income markets, the Treasury yield curve mostly fell and flattened over the year. It partially inverted in March, with the yield on the three-month bill greater than the yield on the ten-year note for the first time since 2007. This is thought by some to portend economic weakness, as it implies declining short-term rates. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 6.40%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 3.78% for the year, down 6.35% from the record set on April 30. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, 13% in the fourth, but were set to stall in early 2019. “Bond surrogate” real estate was the top performing sector, up 18.64%. Oil price-sensitive energy was weakest, down 20.05%.
In currencies, the dollar rose 4.85% against the euro and 5.37% against the pound, but slipped 0.39% against the yen. The dollar was on a rising trend against most currencies for the year. But the yen, which tends to be even more of a safe haven than the dollar, gained nearly 3% in May.
In international markets, the MSCI Japan® Index plunged 10.03% in the year, reflecting Japan’s own vulnerability to a trade war and the resilient yen. The MSCI Europe ex UK® Index barely moved, up 0.05%. However, this concealed wide differences, with auto companies vulnerable to trade frictions and banks to low interest rates, incurring large losses, while consumer staples held up better. The MSCI UK® Index fell 2.46%. As usual, a large contribution was made by a few heavily weighted constituents. In this case, the entire loss could be attributed to company-specific issues affecting British American Tobacco, Vodafone and Glencore.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 2500™ Growth Index	An index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Large-Cap Growth Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2019 (as a percentage of net assets)

Information Technology	31.5%
Consumer Discretionary	15.4%
Health Care	12.9%
Industrials	11.7%
Communication Services	11.3%
Consumer Staples	5.8%
Financials	4.5%
Real Estate	2.6%
Materials	1.7%
Energy	0.5%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large-Cap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.11% compared to the Russell 1000® Growth Index (the “Index” or “Russell 1000® Growth”), which returned 5.39% for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the Index primarily due to favorable stock selection. On the sector level, stock selection within the industrials and consumer discretionary sectors contributed the most to performance. At the individual stock level, key contributors included VMware, Inc., NVIDIA Corporation and Facebook, Inc. By contrast, stock selection within the information technology and materials sectors detracted the greatest value. At the individual stock level, key detractors included Cognizant Technology Solutions Corporation, Biogen Inc. and XPO Logistics, Inc.
Current Strategy and Outlook: We believe the U.S. economy is currently in the later stages of the economic
Top Ten Holdings as of May 31, 2019 (as a percentage of net assets)

Microsoft Corp.	8.2%
Amazon.com, Inc.	7.1%
Alphabet, Inc. - Class A	4.8%
Apple, Inc.	4.1%
Visa, Inc. - Class A	3.8%
UnitedHealth Group, Inc.	3.0%
Home Depot, Inc.	2.5%
Boeing Co.	2.4%
O’Reilly Automotive, Inc.	2.4%
Alphabet, Inc. - Class C	2.2%
Portfolio holdings are subject to change daily.
cycle. Market sentiment remains mixed and uncertain as macro-related concerns continue, most notably, persistent and unresolved trade tensions. While the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and active dividend increases and share buybacks, we believe corporate profit growth is poised to decelerate as record high incremental margins reach their peak. As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies with what we believe to be strong fundamentals and attractive relative valuations.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Large-Cap Growth Fund

Average Annual Total Returns for the Periods Ended May 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class R May 30, 2014	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	0.02%	9.92%	14.70%	—	—
Class C(2)	4.31%	10.42%	14.59%	—	—
Class I	6.47%	11.62%	15.78%	—	—
Class P3	—	—	—	—	5.90%
Class R	5.84%	10.97%	—	10.97%	—
Class R6(3)	6.60%	11.65%	15.79%	—	—
Class W	6.32%	11.52%	15.71%	—	—
Excluding Sales Charge:
Class A	6.11%	11.23%	15.38%	—	—
Class C	5.28%	10.42%	14.59%	—	—
Class I	6.47%	11.62%	15.78%	—	—
Class P3	—	—	—	—	5.90%
Class R	5.84%	10.97%	—	10.97%	—
Class R6(3)	6.60%	11.65%	15.79%	—	—
Class W	6.32%	11.52%	15.71%(4)	—	—
Russell 1000® Growth	5.39%	12.33%	15.64%	12.33%	4.08%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large-Cap Growth Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on June 2, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(4)
The 10 year performance shown for Class W shares of the Fund includes the performance of Class Q shares of the Fund prior to their conversion to Class W shares.

Voya Large Cap Value Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2019 (as a percentage of net assets)

Financials	21.0%
Health Care	14.5%
Information Technology	9.4%
Consumer Staples	8.9%
Energy	8.2%
Communication Services	7.4%
Utilities	7.3%
Industrials	7.1%
Real Estate	5.3%
Consumer Discretionary	4.3%
Materials	3.8%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Value Fund (the “Fund”) seeks long-term growth of capital and current income. The Fund is managed by Kristy Finnegan, CFA, Vincent Costa, CFA, James Dorment, CFA, and Christopher F. Corapi, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.51% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 1.45% for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the Index due to security selection. On the sector level, stock selection within materials and consumer staples had the largest positive impact on performance. At the individual stock level, key contributors included overweight positions in Air Products & Chemicals, Inc., a specialty chemicals company, Mondelez International, Inc., a diversified food company and Verizon Communications Inc., a telecommunication services company. By contrast, stock selection within the health care and energy sectors had the largest negative impact on relative performance. Key detractors include an out-of-benchmark position in BWX Technologies, Inc., an aerospace and defense company within the industrials sector, as well as overweight positions in the energy company Halliburton Company and Lazard Ltd, a financial advisory
Top Ten Holdings as of May 31, 2019* (as a percentage of net assets)

JPMorgan Chase & Co.	4.9%
Johnson & Johnson	3.7%
Bank of America Corp.	3.5%
Exxon Mobil Corp.	3.4%
Procter & Gamble Co.	2.8%
Pfizer, Inc.	2.7%
McDonald’s Corp.	2.4%
Air Products & Chemicals, Inc.	2.4%
Comcast Corp. – Class A	2.3%
Cisco Systems, Inc.	2.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
and asset management firm.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Fund’s strategy seeks to provide.

*
Effective June 1, 2019, Christopher F. Corapi no longer serves as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Large Cap Value Fund

Average Annual Total Returns for the Periods Ended May 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class O January 28, 2013	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	-4.34%	4.03%	10.82%	—	—	—
Class C(2)	-0.10%	4.47%	10.64%	—	—	—
Class I(3)	1.95%	5.64%	11.81%	—	—	—
Class O	1.52%	5.26%	—	—	8.18%	—
Class P3	—	—	—	—	—	1.77%
Class R	1.44%	5.04%	—	10.13%	—	—
Class R6(3)	1.90%	5.64%	11.73%	—	—	—
Class W(3)	1.92%	5.55%	11.79%	—	—	—
Excluding Sales Charge:
Class A	1.51%	5.26%	11.49%	—	—	—
Class C	0.81%	4.47%	10.64%	—	—	—
Class I(3)	1.95%	5.64%	11.81%	—	—	—
Class O	1.52%	5.26%	—	—	8.18%	—
Class P3	—	—	—	—	—	1.77%
Class R	1.44%	5.04%	—	10.13%	—	—
Class R6(3)	1.90%	5.64%	11.73%	—	—	—
Class W(3)	1.92%	5.55%	11.79%	—	—	—
Russell 1000® Value	1.45%	6.53%	12.33%	11.83%	9.73%	0.61%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class I incepted on March 31, 2010, Class R6 incepted on May 31, 2013 and Class W incepted on June 1, 2009. The Class I, Class R6 and Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya MidCap Opportunities Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2019 (as a percentage of net assets)

Information Technology	32.0%
Consumer Discretionary	15.1%
Industrials	15.1%
Health Care	14.3%
Financials	6.8%
Communication Services	4.3%
Consumer Staples	3.4%
Materials	3.4%
Real Estate	2.6%
Energy	0.8%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.97% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 6.87% and 1.59%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Russell Midcap® Growth Index due to stock selection. On a sector level, stock selection within the information technology and industrials sectors detracted the greatest value. At the individual stock level, key detractors included Brunswick Corporation, Aramark and E*TRADE Financial Corporation. On the sector level, stock selection within the communication services and financial sectors contributed the most to performance. At the individual stock level, key contributors included Exact Sciences Corporation, Veeva Systems Inc. and Synopsys, Inc.
Current Strategy and Outlook: We believe the U.S. economy is currently in the later stages of the economic
Top Ten Holdings as of May 31, 2019 (as a percentage of net assets)

O’Reilly Automotive, Inc.	3.0%
Broadridge Financial Solutions, Inc. ADR	2.7%
EPAM Systems, Inc.	2.4%
Total System Services, Inc.	2.4%
Domino’s Pizza, Inc.	2.3%
GoDaddy, Inc.	2.3%
Synopsys, Inc.	2.3%
Waste Connections, Inc.	2.2%
Ross Stores, Inc.	2.2%
Ingersoll-Rand PLC - Class A	2.1%
Portfolio holdings are subject to change daily.

cycle. Market sentiment remains mixed and uncertain as macro-related concerns continue, most notably, persistent and unresolved trade tensions. While the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow, active dividend increases and share buybacks, we believe corporate profit growth is poised to decelerate as record high incremental margins reach their peak. As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies with strong fundamentals and what we believe to be attractive relative valuations.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya MidCap Opportunities Fund

Average Annual Total Returns for the Periods Ended May 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	-2.95%	7.57%	13.45%	—	—
Class C(2)	1.37%	8.05%	13.26%	—	—
Class I	3.30%	9.20%	14.54%	—	—
Class O	2.98%	8.86%	14.12%	—	—
Class P3	—	—	—	—	3.17%
Class R	2.70%	8.58%	—	11.38%	—
Class R6(3)	3.43%	9.32%	14.61%	—	—
Class W(4)	3.26%	9.13%	14.42%	—	—
Excluding Sales Charge:
Class A	2.97%	8.85%	14.12%	—	—
Class C	2.14%	8.05%	13.26%	—	—
Class I	3.30%	9.20%	14.54%	—	—
Class O	2.98%	8.86%	14.12%	—	—
Class P3	—	—	—	—	3.17%
Class R	2.70%	8.58%	—	11.38%	—
Class R6(3)	3.43%	9.32%	14.61%	—	—
Class W(4)	3.26%	9.13%	14.42%	—	—
Russell Midcap® Growth Index	6.87%	10.28%	15.29%	13.80%	5.60%
Russell Midcap® Index	1.59%	7.89%	14.43%	12.71%	0.72%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(4)
Class W incepted on June 1, 2009. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Multi-Manager Mid Cap Value Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2019 (as a percentage of net assets)

Financials	18.0%
Industrials	17.2%
Real Estate	13.2%
Information Technology	13.0%
Consumer Discretionary	9.8%
Health Care	6.5%
Materials	5.3%
Utilities	4.7%
Energy	3.5%
Consumer Staples	2.8%
Communication Services	1.4%
Assets in Excess of Other Liabilities*	4.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Mid Cap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Hahn Capital Management, LLC (“Hahn Capital Management”), LSV Asset Management (“LSV”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser manages a portion of the Fund’s assets (each a “Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John D. Schaeffer and Michael Whitfield, CFA, Portfolio Managers of Hahn Capital Management*; Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Guy Lakonishok, CFA, Greg Sleight and Puneet Mansharamani, CFA, Portfolio Managers of LSV; and Gregory J. Garabedian, Portfolio Managers of Wellington**.
Performance: For the year ended May 31, 2019, the Fund’s Class I shares provided a total return of  -7.77% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned -2.09%, for the same period.
Portfolio Specifics: Hahn Capital Management Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 156 basis points (1.56%) for the year ended May 31, 2019. During the period, the Sleeve’s performance benefitted from its relative underweight to the energy, and materials sectors and its relative overweight to industrials, information technology and health care sectors. The primary sectors detractors were utilities, consumer discretionary and communication services. The dominant reason for the Sleeve’s outperformance was positive stock selection. The best stock performances came from Euronet Worldwide, Ross Stores, Keysight Technologies, Genpact, and Jacobs Engineering . Detracting from performance were declines in PVH (“PVH”), East West Bancorp (“EWBC”), Mohawk Industries (“MHK”), Air Lease, and SEI Investments. More generally, the outperformers reflected company-specific factors
Top Ten Holdings as of May 31, 2019* (as a percentage of net assets)

Euronet Worldwide, Inc.	1.8%
Keysight Technologies, Inc.	1.6%
Hexcel Corp.	1.6%
Ross Stores, Inc.	1.6%
Becton Dickinson & Co.	1.6%
Jacobs Engineering Group, Inc.	1.6%
Mid-America Apartment Communities, Inc.	1.5%
Genpact Ltd.	1.5%
CBRE Group, Inc.	1.4%
Laboratory Corp. of America Holdings	1.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
as well as certain secular themes, while the underperformers reflected changing industry dynamics and resulting operational performance (e.g., PVH, EWBC and MHK). We continue to be watchful of risks to holdings, especially cyclical and regulatory and political (e.g. tariffs), and believe investment in high-quality companies is the appropriate strategy regardless of the environment.
LSV Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 1035 basis points (-10.35%) for the year ended May 31, 2019, as deep value stocks significantly lagged over the period. Amid increased market volatility, escalating trade tensions and the U.S. Federal Reserve Board’s (“Fed”) dovish stance on interest rates, investors favored more expensive defensive stocks. During the period, returns across sectors varied widely within the Russell Midcap® Value. The interest rate sensitive utilities and real estate sectors posted double-digit gains, while weak commodity markets resulted in double-digit losses for the energy and materials sectors as the consumer discretionary and financials sectors also underperformed.
While the Index trailed the broader midcap market, deeper value stocks that are cheap on earnings and cash flow measures significantly lagged within the Index. This had a sizeable negative impact on Sleeve performance given its emphasis on cash flow and earnings based valuation measures. With this unfavorable environment, the Sleeve underperformed the Index across several sectors including energy, industrials, consumer discretionary, technology, and real estate. The Sleeve’s sector positioning, which is a residual of our model’s bottom-up stock selection process, also had a negative effect on results, largely due to the underweight in utilities and real estate stocks which we find expensive. The overweight to consumer discretionary also detracted while the underweight to energy was additive.

Portfolio Managers’ Report	Voya Multi-Manager Mid Cap Value Fund

Top stock detractors over the period included positions in CBL & Associates, Valero Energy, Laredo Petroleum, PBF Energy, and ACCO Brands. Stock contributors included positions in Medical Properties Trust, HCA Healthcare, Entergy Corp., Exelon Corp., and FirstEnergy Corp.
Wellington Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 576 basis points (-5.76%) for the year ended May 31, 2019. Both sector allocation and security selection detracted from relative performance for the period. Selection within the financials, industrials, and materials sectors detracted most to relative returns. These effects were only partially offset by favorable selection in the real estate, consumer staples, and healthcare sectors. Sector allocation, a residual of the bottom-up stock selection process, also detracted from results during the period. In particular, an underweight exposure to the utilities sector and an overweight exposure to the materials sector detracted most from relative returns, while underweight exposure to consumer discretionary had a modest positive effect.
Top detractors from relative performance included Milacron Holdings, EnCana, and Newfield Exploration. Top contributors to relative performance included Jardine Lloyd Thompson, STORE Capital, and PS Business Parks.
Current Strategy & Outlook: Hahn Capital Management Sleeve — Over the past couple quarters we had been increasingly expecting greater market volatility than we have experienced over the past few years. That volatility has come to the fore since the fourth quarter of 2018, first with concern of the potential for increasing interest rates by the Fed to stall the economy and then by the Fed’s pause and implied reversal. The administration’s increased rhetoric surrounding tariffs on Chinese and the Mexican imports, has exacerbated concerns about corporate profitability and potential for recession. We expect the recent increased volatility to continue over the coming quarters. We take this volatility as confirmation of our bias to manage cyclical exposure, to continue to be risk-focused, and to seek out the opportunities such volatility often creates.
LSV Sleeve — The Sleeve remains diversified across sectors and continues to trade at a significant discount to the overall market as well as to the Index. Current valuations are 9.1 times forward earnings estimates and 6.1 times trailing cash flow compared to 14.3 times earnings and 9.7 times cash flow for the Index. The Sleeve also has a dividend yield of 3.2% compared to 2.5% for the Index. We continue to believe and empirical evidence supports that holding portfolios of deeply discounted stocks pays off well in the long-run and in the short-run is not necessarily highly correlated with market direction.
Wellington Sleeve — We seek to add value through fundamental research and bottom-up security selection. We pursue what we believe to be good companies with solid business models that trade at a discount to their fair-value relative to normalized earnings due to issues we view as solvable or temporary. We are opportunistic, focusing on company-specific fundamentals, sentiment changes, and shifts in industry-dynamics, and look beyond near-term headline factors.
At the end of the period, the most significant overweight allocations were to the industrials, information technology, and materials sectors. Our most underweight allocations were to the consumer discretionary, utilities, and real estate.

*
Effective July 1, 2018, Elaine Hahn is no longer a portfolio manager to the Sleeve managed by Hahn Capital Management and Michael Whitfield was added as a portfolio manager to the Sleeve.

**
Effective December 31, 2018, James N. Mordy retired and was removed as a portfolio manager to the Sleeve managed by Wellington.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Multi-Manager Mid Cap Value Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2019
	1 Year	5 Year	Since Inception of Class I October 3, 2011	Since Inception of Class P3 June 1, 2018	Since Inception of Class P February 28, 2019
Class I	-7.77%	4.31%	12.86%	—	—
Class P(1)	-7.67%	4.33%	—	—	12.88%
Class P3	—	—	—	-7.65%	—
Russell Midcap® Value	-2.09%	6.05%	13.79%	-2.66%	13.79%
Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager Mid Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
Effective February 10, 2014, a sub-adviser was added to the Fund. Effective on the close of business on November 14, 2014, one of the three sub-advisers was removed from the Fund and effective December 1, 2014, a sub-adviser was added to the Fund.

(1)
The Class P shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Real Estate Fund

REIT Diversification as of May 31, 2019 (as a percentage of net assets)

Specialized REITs	19.6%
Residential REITs	18.5%
Office REITs	14.2%
Retail REITs	12.9%
Health Care REITs	11.5%
Industrial REITs	10.4%
Hotel & Resort REITs	6.5%
Diversified REITs	5.5%
Hotels, Resorts & Cruise Lines	0.4%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments
Portfolio holdings are subject to change daily.
Voya Real Estate Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.73% compared to the MSCI U.S. REIT® Index (the “Index” or “MSCI U.S. REIT®”), which returned 14.51%, for the same period.
Portfolio Specifics: U.S. real estate stocks, as measured by the Index, delivered a 14.51% total return over the past twelve months. During this period, listed real estate outperformed both broader-market equities and fixed-income. As the macro-economic and geopolitical backdrop have become less clear, listed real estate companies have benefited from their defensive characteristics of a well-covered growing dividend yield and stable contractual underlying cash flows.
We believe that the economic expansion should continue this year but is slowing, potentially exacerbated by geopolitical risks including Brexit, U.S. trade policy uncertainty, and a slowing/bottoming Chinese economy. Inflationary pressures are easing and monetary policy globally is accommodative. Despite a slowing pace of growth, job markets remain tight at this stage of the economic cycle and the capital markets remain receptive to companies that need to raise or refinance attractively priced debt, in our opinion.
Real estate companies should generate earnings growth in the 2-3% range and should remain steady in 2019 versus decelerating earnings growth in broad equities, in our view. Since earnings of real estate companies are generated by contractual leases, the quality and consistency of earnings is high. This contrasts with broader-market equities, which are seeing a sharp deceleration in earnings growth. The growth in S&P 500® Index earnings alone is decelerating from 22% in 2018 to the low single-digit range in 2019 versus real estate company earnings that remain steady. Additionally, real estate income dividend yield remains attractive, in our opinion, at nearly 4% and these dividends should grow at a rate that we believe is at least in-line with earnings growth.
Top Ten Holdings as of May 31, 2019 (as a percentage of net assets)

Equinix, Inc.	6.3%
ProLogis, Inc.	5.4%
Equity Residential	5.0%
Welltower, Inc.	4.9%
AvalonBay Communities, Inc.	4.5%
CubeSmart	3.7%
Simon Property Group, Inc.	3.6%
Healthcare Trust of America, Inc.	3.3%
HCP, Inc.	3.3%
Extra Space Storage, Inc.	3.2%
Portfolio holdings are subject to change daily.
During the period, stock selection decisions and sector allocation decisions modestly detracted from relative performance. Stock selection was mixed as the outperformance of holdings in the hotel, shopping center and technology real estate sectors was overshadowed by the relative underperformance of holdings in the healthcare and residential sectors. From a sector allocation standpoint, the Fund benefited from an underweight to the underperforming hotel sector as well as from an overweight to the outperforming technology real estate sector. This was offset by the impact of an underweight to the outperforming healthcare and net lease sectors. We believe, on average, the healthcare and net lease sectors trade at higher valuations relative to the value of the underlying real estate held by these companies and offer less attractive forward earnings growth relative to other property types.
Current Strategy & Outlook: We are positive on property types and markets with valuations that we believe are attractive relative to their growth. We favor the industrial, technology (data centers and cell towers) and residential sectors. Within residential, we like manufactured housing, single family home-for-rent companies and apartment REITs, which are benefiting from firming demand, particularly in the coastal markets. We prefer medical office and life science within the healthcare sector, grocery-anchored shopping centers within retail, and the west coast markets within office due to stronger job growth from technology firms. We are cautious and selective in markets and property types, which screen expensive relative to the rate of earnings growth. This includes the lodging, net lease, skilled nursing, and suburban office sectors. This also includes Class B mall/shopping center companies.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Real Estate Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class P3 June 4, 2018
Including Sales Charge:
Class A(1)	6.25%	4.85%	13.34%	—	—
Class C(2)	11.02%	5.24%	13.13%	—	—
Class I	13.08%	6.37%	14.35%	—	—
Class O	12.76%	6.12%	14.04%	—	—
Class P3	—	—	—	—	12.23%
Class R	12.43%	5.85%	—	9.21%	—
Class R6(3)	13.24%	6.44%	14.39%	—	—
Class W	13.08%	6.05%	14.15%	—	—
Excluding Sales Charge:
Class A	12.73%	6.11%	14.02%	—	—
Class C	11.90%	5.24%	13.13%	—	—
Class I	13.08%	6.37%	14.35%	—	—
Class O	12.76%	6.12%	14.04%	—	—
Class P3	—	—	—	—	12.23%
Class R	12.43%	5.85%	—	9.21%	—
Class R6(3)	13.24%	6.44%	14.39%	—	—
Class W	13.08%	6.05%	14.15%	—	—
MSCI U.S. REIT®	14.51%	7.79%	15.02%	10.99%	12.93%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on July 3, 2014. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya SmallCap Opportunities Fund

Sector Diversification as of May 31, 2019 (as a percentage of net assets)

Health Care	22.6%
Information Technology	20.9%
Industrials	18.8%
Consumer Discretionary	12.8%
Financials	8.0%
Materials	4.3%
Real Estate	3.8%
Communication Services	3.3%
Consumer Staples	2.6%
Energy	1.3%
Exchange-Traded Funds	0.5%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments
Portfolio holdings are subject to change daily.
Voya SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by James Hasso and Joseph Basset, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of  -11.51% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned -6.88% and -9.04%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Russell 2000® Growth Index and the Russell 2000® Index due to unfavorable stock selection. On the sector level, stock selection within the consumer services and industrial materials sectors detracted the most from performance. At the individual stock level, key detractors included Carrizo Oil & Gas, Inc., Commercial Metals Company and ASGN Inc. By contrast, stock selection within the healthcare equipment and services and hardware and equipment sectors generated positive results. At the individual stock level, key contributors included Paylocity Holding Corp., iRobot Corporation and Americold Realty Trust.
Current Strategy and Outlook: We believe persistent concerns about trade protectionism and softer economic
Top Ten Holdings as of May 31, 2019* (as a percentage of net assets)

Americold Realty Trust	1.6%
j2 Global, Inc.	1.5%
ACI Worldwide, Inc.	1.4%
Performance Food Group Co.	1.4%
Brink’s Co.	1.3%
Woodward, Inc.	1.3%
Amedisys, Inc.	1.3%
Cornerstone OnDemand, Inc.	1.2%
Generac Holdings, Inc.	1.2%
EMCOR Group, Inc.	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
momentum seem likely to make volatility a long-term feature of the financial markets. Equities have benefited from strong quarterly earnings, though late-cycle fears have muted investor reactions, in our opinion. While it is still possible that profit margins will stabilize in the United States, we think there is more room for improvement in Europe and Japan. We believe we are still in a global environment characterized by synchronous growth in all regions, supported by consumers, corporations and governments, and that the likelihood of a recession over the next 12 months is low.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya SmallCap Opportunities Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class P3 June 4, 2018
Including Sales Charge:
Class A(1)	-16.60%	4.34%	12.31%	—	—
Class C(2)	-12.92%	4.78%	12.13%	—	—
Class I	-11.20%	5.90%	13.38%	—	—
Class P3	—	—	—	—	-11.62%
Class R	-11.73%	5.32%	—	10.22%	—
Class R6(3)	-11.10%	6.04%	13.46%	—	—
Class W	-11.25%	5.86%	13.28%	—	—
Excluding Sales Charge:
Class A	-11.51%	5.58%	12.98%	—	—
Class C	-12.24%	4.78%	12.13%	—	—
Class I	-11.20%	5.90%	13.38%	—	—
Class P3	—	—	—	—	-11.62%
Class R	-11.73%	5.32%	—	10.22%	—
Class R6(3)	-11.10%	6.04%	13.46%	—	—
Class W	-11.25%	5.86%	13.28%	—	—
Russell 2000® Growth Index	-6.88%	8.32%	13.93%	12.21%	-7.99%
Russell 2000® Index	-9.04%	6.71%	12.84%	11.15%	-10.14%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya SMID Cap Growth Fund

Sector Diversification as of May 31, 2019 (as a percentage of net assets)

Information Technology	26.0%
Health Care	19.4%
Industrials	15.0%
Consumer Discretionary	12.7%
Financials	6.9%
Materials	3.6%
Exchange-Traded Funds	3.4%
Real Estate	2.8%
Communication Services	2.6%
Consumer Staples	1.5%
Energy	1.1%
Assets in Excess of Other Liabilities*	5.0%
Net Assets	100.0%
* Includes short-term investments
Portfolio holdings are subject to change daily.
Voya SMID Cap Growth Fund (the “Fund”) seeks long-term capital growth. The Fund is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of  -4.09% compared to the Russell 2500™ Growth Index (the “Index” or “Russell 2500™ Growth”), which returned -0.70% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index due to a combination of unfavorable stock selection and sector allocation. At the sector level, stock selection and sector allocation within the healthcare equipment and services and semiconductors sectors detracted the most from performance. At the individual stock level, key detractors include Advanced Micro Devices, Inc., Veeva Systems Inc. and Boise Cascade Co. By contrast, stock selection within and an underweight allocation to the pharmaceutical and biotechnology sector contributed the most to performance. Stock selection within the software and services sector also generated positive results. At the individual stock level, key contributors included Euronet Worldwide, Inc., iRobot Corporation and Fair Isaac Corporation.
Top Ten Holdings as of May 31, 2019* (as a percentage of net assets)

iShares Russell 2000 Growth ETF	2.3%
Jack Henry & Associates, Inc.	1.6%
WellCare Health Plans, Inc.	1.5%
Americold Realty Trust	1.4%
Booz Allen Hamilton Holding Corp.	1.3%
Domino’s Pizza, Inc.	1.3%
Euronet Worldwide, Inc.	1.3%
Fair Isaac Corp.	1.3%
WEX, Inc.	1.2%
PTC, Inc.	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: We believe persistent concerns about trade protectionism and softer economic momentum seem likely to make volatility a long-term feature of the financial markets. Equities have benefited from strong quarterly earnings, though late-cycle fears have muted investor reactions, in our opinion. While it is still possible that profit margins will stabilize in the United States, we think there is more room for improvement in Europe and Japan. We believe we are still in a global environment characterized by synchronous growth in all regions, supported by consumers, corporations and governments, and that the likelihood of a recession over the next 12 months is low.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya SMID Cap Growth Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2019
	1 Year	Since Inception of Classes A, I, and R6 December 6, 2016	Since Inception of Class P3 June 4, 2018
Including Sales Charge:
Class A(1)	-9.63%	3.48%	—
Class I	-3.71%	6.29%	—
Class P3	—	—	-4.31%
Class R6	-3.71%	6.29%	—
Excluding Sales Charge:
Class A	-4.09%	5.98%	—
Class I	-3.71%	6.29%	—
Class P3	—	—	-4.31%
Class R6	-3.71%	6.29%	—
Russell 2500™ Growth	-0.70%	11.69%	-2.27%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SMID Cap Growth Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

Portfolio Managers’ Report	Voya U.S. High Dividend Low Volatility Fund

Sector Diversification as of May 31, 2019 (as a percentage of net assets)

Information Technology	27.1%
Financials	15.3%
Health Care	12.2%
Consumer Discretionary	9.2%
Industrials	8.8%
Consumer Staples	8.1%
Communication Services	5.9%
Utilities	4.1%
Energy	3.6%
Real Estate	2.2%
Materials	2.1%
Exchange-Traded Funds	0.9%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments
Portfolio holdings are subject to change daily.
Voya U.S. High Dividend Low Volatility Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Vincent Costa, CFA, Steve Wetter, Peg DiOrio, CFA, and Kai Yee Wong, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2019, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.87% compared to the Russell 1000® Index (the “Index” or “Russell 1000®”), which returned 3.47% for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the Index. In terms of the Fund’s performance, low beta was a significant tailwind for the strategy, dividend yield had a positive impact while our stock ranking model underperformed. On the sector level, Fund holdings within the materials and financial sectors had the largest positive impact on performance. By contrast, Fund holdings within the information technology and real estate sectors detracted the most value. At the individual stock level, key contributors for the period include an out-of-benchmark position in NVIDIA Corporation, an underweight position in UnitedHealth Group Incorporated and an overweight position in Total System Services, Inc. Key detractors from the period were overweight positions in Walgreens Boots Alliance Inc., Valero Energy Corporation and Occidental Petroleum Corporation.
Top Ten Holdings as of May 31, 2019 (as a percentage of net assets)

Microsoft Corp.	4.2%
Johnson & Johnson	1.9%
JPMorgan Chase & Co.	1.6%
Walt Disney Co.	1.5%
Procter & Gamble Co.	1.5%
Pfizer, Inc.	1.5%
Cisco Systems, Inc.	1.5%
AT&T, Inc.	1.4%
Verizon Communications, Inc.	1.4%
Chevron Corp.	1.3%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: This is an actively managed investment strategy designed to generate higher dividend income and total returns, with lower volatility and better downside capture, than the Index. The investment process creates a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The Fund is then optimized to seek to achieve its dividend, maximize prospective alpha and volatility objectives.

*
Effective June 30, 2018, James Ying was removed as a Portfolio Manager of the Fund. Effective February 28, 2019, Peg DiOrio was added as a Portfolio Manager of the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya U.S. High Dividend Low Volatility Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2019
	1 Year	Since Inception of Classes A and I December 6, 2016	Since Inception of Class P3 September 28, 2018
Including Sales Charge:
Class A(1)	-2.09%	6.77%	—
Class I	4.28%	9.79%	—
Class P3	—	—	-2.72%
Excluding Sales Charge:
Class A	3.87%	9.35%	—
Class I	4.28%	9.79%	—
Class P3	—	—	-2.72%
Russell 1000®	3.47%	11.20%	-4.30%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. High Dividend Low Volatility Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2018 to May 31, 2019. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2019*	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2019*
Voya Large-Cap Growth Fund
Class A	$1,000.00	$1,030.50	1.04%	$5.26	$1,000.00	$1,019.75	1.04%	$5.24
Class C	1,000.00	1,026.30	1.79	9.04	1,000.00	1,016.01	1.79	9.00
Class I	1,000.00	1,032.20	0.66	3.34	1,000.00	1,021.64	0.66	3.33
Class P3	1,000.00	1,035.90	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	1,029.30	1.29	6.53	1,000.00	1,018.50	1.29	6.49
Class R6	1,000.00	1,032.70	0.58	2.94	1,000.00	1,022.04	0.58	2.92
Class W	1,000.00	1,031.40	0.79	4.00	1,000.00	1,020.99	0.79	3.98
Voya Large Cap Value Fund
Class A	$1,000.00	$998.60	1.10%	$5.48	$1,000.00	$1,019.45	1.10%	$5.54
Class C	1,000.00	995.50	1.85	9.20	1,000.00	1,015.71	1.85	9.30
Class I	1,000.00	1,001.10	0.76	3.79	1,000.00	1,021.14	0.76	3.83
Class O	1,000.00	1,000.40	1.10	5.49	1,000.00	1,019.45	1.10	5.54
Class P3	1,000.00	1,004.60	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	999.00	1.32	6.58	1,000.00	1,018.35	1.32	6.64
Class R6	1,000.00	1,000.50	0.74	3.69	1,000.00	1,021.24	0.74	3.73
Class W	1,000.00	1,001.20	0.85	4.24	1,000.00	1,020.69	0.85	4.28

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2019*	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2019*
Voya MidCap Opportunities Fund
Class A	$1,000.00	$1,038.30	1.26%	$6.40	$1,000.00	$1,018.65	1.26%	$6.34
Class C	1,000.00	1,034.00	2.01	10.19	1,000.00	1,014.91	2.01	10.10
Class I	1,000.00	1,040.50	0.97	4.93	1,000.00	1,020.09	0.97	4.89
Class O	1,000.00	1,038.50	1.26	6.40	1,000.00	1,018.65	1.26	6.34
Class P3	1,000.00	1,045.70	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	1,037.20	1.51	7.67	1,000.00	1,017.40	1.51	7.59
Class R6	1,000.00	1,041.00	0.85	4.33	1,000.00	1,020.69	0.85	4.28
Class W	1,000.00	1,040.20	1.01	5.14	1,000.00	1,019.90	1.01	5.09
Voya Multi-Manager Mid Cap Value Fund
Class I	$1,000.00	$971.80	0.88%	$4.33	$1,000.00	$1,020.54	0.88%	$4.43
Class P(1)	1,000.00	940.20	0.15	0.37	1,000.00	1,024.18	0.15	0.76
Class P3	1,000.00	976.10	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Voya Real Estate Fund
Class A	$1,000.00	$1,076.60	1.25%	$6.47	$1,000.00	$1,018.70	1.25%	$6.29
Class C	1,000.00	1,073.40	2.00	10.34	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,078.40	0.92	4.77	1,000.00	1,020.34	0.92	4.63
Class O	1,000.00	1,077.50	1.25	6.47	1,000.00	1,018.70	1.25	6.29
Class P3	1,000.00	1,083.40	0.01	0.05	1,000.00	1,024.88	0.01	0.05
Class R	1,000.00	1,075.50	1.50	7.76	1,000.00	1,017.45	1.50	7.54
Class R6	1,000.00	1,079.50	0.83	4.30	1,000.00	1,020.79	0.83	4.18
Class W	1,000.00	1,078.90	1.00	5.18	1,000.00	1,019.95	1.00	5.04
Voya SmallCap Opportunities Fund
Class A	$1,000.00	$959.80	1.36%	$6.65	$1,000.00	$1,018.15	1.36%	$6.84
Class C	1,000.00	955.60	2.11	10.29	1,000.00	1,014.41	2.11	10.60
Class I	1,000.00	961.60	1.02	4.99	1,000.00	1,019.85	1.02	5.14
Class P3	1,000.00	966.90	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	958.70	1.61	7.86	1,000.00	1,016.90	1.61	8.10
Class R6	1,000.00	962.30	0.94	4.60	1,000.00	1,020.24	0.94	4.73
Class W	1,000.00	961.30	1.11	5.43	1,000.00	1,019.40	1.11	5.59
Voya SMID Cap Growth Fund
Class A	$1,000.00	$1,012.40	1.21%	$6.07	$1,000.00	$1,018.90	1.21%	$6.09
Class I	1,000.00	1,014.30	0.94	4.72	1,000.00	1,020.24	0.94	4.73
Class P3	1,000.00	1,019.10	0.01	0.05	1,000.00	1,024.88	0.01	0.05
Class R6	1,000.00	1,014.30	0.94	4.72	1,000.00	1,020.24	0.94	4.73
Voya U.S. High Dividend Low Volatility Fund
Class A	$1,000.00	$1,000.40	0.80%	$3.99	$1,000.00	$1,020.94	0.80%	$4.03
Class I	1,000.00	1,002.50	0.52	2.60	1,000.00	1,022.34	0.52	2.62
Class P3	1,000.00	1,004.30	0.00	0.00	1,000.00	1,024.93	0.00	0.00

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was February 28, 2019. Expenses paid for the actual Fund’s return reflect the 93-day period ended May 31, 2019.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Equity Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya Real Estate Fund, Voya SmallCap Opportunities Fund, Voya SMID Cap Growth Fund, and Voya U.S. High Dividend Low Volatility Fund (the “Funds”), each a series of Voya Equity Trust, including the summary portfolios and portfolio of investments, as of May 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
July 25, 2019

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2019

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$1,009,069,379	$714,500,432	$1,157,396,176
Short-term investments at fair value**	19,245,000	29,436,991	47,076,623
Cash	33,488	66	35,208
Foreign currencies at value***	—	4,280	—
Receivables:
Investment securities sold	5,200,620	—	12,471,494
Fund shares sold	3,430,623	1,124,598	1,347,107
Dividends	961,444	2,061,292	924,271
Prepaid expenses	62,973	46,348	46,910
Reimbursement due from manager	—	57,225	—
Other assets	17,305	56,642	45,084
Total assets	1,038,020,832	747,287,874	1,219,342,873
LIABILITIES:
Payable for investment securities purchased	4,466,533	—	981,876
Payable for fund shares redeemed	1,572,038	631,720	1,188,631
Payable upon receipt of securities loaned	—	10,366,991	32,527,623
Payable for investment management fees	791,086	485,814	836,545
Payable for distribution and shareholder service fees	46,766	115,816	112,086
Payable to trustees under the deferred compensation plan (Note 6)	17,305	56,642	45,084
Payable for trustee fees	4,532	4,160	6,509
Other accrued expenses and liabilities	1,025,201	540,899	571,593
Total liabilities	7,923,461	12,202,042	36,269,947
NET ASSETS	$1,030,097,371	$735,085,832	$1,183,072,926
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$853,367,458	$640,626,674	$1,064,467,135
Total distributable earnings	176,729,913	94,459,158	118,605,791
NET ASSETS	$1,030,097,371	$735,085,832	$1,183,072,926
+ Including securities loaned at value	$—	$10,105,778	$32,047,013
* Cost of investments in securities	$828,594,677	$634,526,972	$1,057,671,952
** Cost of short-term investments	$19,245,000	$29,436,991	$47,076,623
*** Cost of foreign currencies	$—	$4,969	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2019 (continued)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
Class A
Net assets	$80,327,972	$362,398,073	$277,900,377
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	2,094,293	32,814,879	14,412,272
Net asset value and redemption price per share†	$38.36	$11.04	$19.28
Maximum offering price per share (5.75%)(1)	$40.70	$11.71	$20.46
Class C
Net assets	$32,386,044	$39,550,373	$56,335,254
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,014,742	3,587,633	4,261,981
Net asset value and redemption price per share†	$31.92	$11.02	$13.22
Class I
Net assets	$600,367,907	$214,876,798	$580,295,826
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	14,048,779	17,862,904	25,405,700
Net asset value and redemption price per share	$42.73	$12.03	$22.84
Class O
Net assets	n/a	$426,916	$1,961,617
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	38,500	102,276
Net asset value and redemption price per share	n/a	$11.09	$19.18
Class P3
Net assets	$10,253,087	$3,944,667	$1,126,181
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	238,356	325,780	48,426
Net asset value and redemption price per share	$43.02	$12.11	$23.26
Class R
Net assets	$1,082,248	$1,296,579	$3,021,296
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	25,715	117,276	161,872
Net asset value and redemption price per share	$42.09	$11.06	$18.66
Class R6
Net assets	$294,338,918	$106,327,184	$153,725,763
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	6,883,785	8,851,176	6,672,406
Net asset value and redemption price per share	$42.76	$12.01	$23.04
Class W
Net assets	$11,341,195	$6,265,242	$108,706,612
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	272,597	521,483	4,845,732
Net asset value and redemption price per share	$41.60	$12.01	$22.43

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2019

	Voya Multi- Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$110,575,490	$364,361,788	$672,720,444
Short-term investments at fair value**	4,065,253	1,086,766	33,902,426
Cash	—	—	51,434
Foreign currencies at value***	60,265	—	—
Receivables:
Investment securities sold	214,636	1,630,753	4,697,688
Fund shares sold	3,212,796	375,471	633,573
Dividends	184,600	281,859	446,734
Foreign tax reclaims	2,551	—	—
Prepaid expenses	29,748	37,694	46,094
Reimbursement due from manager	6,902	39,464	5
Other assets	6,881	42,150	28,209
Total assets	118,359,122	367,855,945	712,526,607
LIABILITIES:
Payable for investment securities purchased	1,653,010	392,013	2,405,505
Payable for fund shares redeemed	35,662	546,884	6,093,372
Payable upon receipt of securities loaned	595,074	—	23,213,426
Payable for investment management fees	79,138	253,397	574,314
Payable for distribution and shareholder service fees	—	30,187	49,021
Payable to trustees under the deferred compensation plan (Note 6)	6,881	42,150	28,209
Payable for trustee fees	779	2,166	6,179
Other accrued expenses and liabilities	48,559	297,732	374,559
Total liabilities	2,419,103	1,564,529	32,744,585
NET ASSETS	$115,940,019	$366,291,416	$679,782,022
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$109,187,870	$242,047,876	$769,153,309
Total distributable earnings (loss)	6,752,149	124,243,540	(89,371,287)
NET ASSETS	$115,940,019	$366,291,416	$679,782,022
+ Including securities loaned at value	$564,578	$—	$22,543,751
* Cost of investments in securities	$112,101,566	$254,733,592	$691,139,184
** Cost of short-term investments	$4,065,253	$1,086,766	$33,902,426
*** Cost of foreign currencies	$62,488	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2019 (continued)

	Voya Multi- Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
Class A
Net assets	n/a	$89,037,472	$133,386,591
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	7,224,578	2,959,922
Net asset value and redemption price per share†	n/a	$12.32	$45.06
Maximum offering price per share (5.75%)(1)	n/a	$13.07	$47.81
Class C
Net assets	n/a	$11,215,754	$19,505,607
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	832,686	610,082
Net asset value and redemption price per share†	n/a	$13.47	$31.97
Class I
Net assets	$113,559,877	$166,055,535	$233,231,935
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	12,266,289	11,790,941	4,633,694
Net asset value and redemption price per share	$9.26	$14.08	$50.33
Class O
Net assets	n/a	$860,358	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	69,426	n/a
Net asset value and redemption price per share	n/a	$12.39	n/a
Class P
Net assets	$2,821	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.010	n/a	n/a
Shares outstanding	304	n/a	n/a
Net asset value and redemption price per share	$9.27	n/a	n/a
Class P3
Net assets	$2,377,321	$3,404	$2,664
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	254,300	237	52
Net asset value and redemption price per share	$9.35	$14.36	$51.33
Class R
Net assets	n/a	$2,454,220	$3,284,368
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	200,591	75,070
Net asset value and redemption price per share	n/a	$12.23	$43.75
Class R6
Net assets	n/a	$79,327,312	$221,728,062
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	5,630,383	4,364,107
Net asset value and redemption price per share	n/a	$14.09	$50.81
Class W
Net assets	n/a	$17,337,361	$68,642,795
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,003,516	1,387,623
Net asset value and redemption price per share	n/a	$17.28	$49.47

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2019

	Voya SMID Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
ASSETS:
Investments in securities at fair value+*	$3,483,965	$306,515,628
Short-term investments at fair value**	287,863	518,000
Cash	767	21,039
Receivables:
Investment securities sold	23,364	—
Fund shares sold	—	1,435,052
Dividends	2,766	822,777
Prepaid expenses	28,900	23,076
Reimbursement due from manager	7,531	27,041
Other assets	39	985
Total assets	3,835,195	309,363,598
LIABILITIES:
Payable for investment securities purchased	24,346	—
Payable for fund shares redeemed	—	1,370,869
Payable upon receipt of securities loaned	130,863	—
Payable for investment management fees	2,744	121,407
Payable for distribution and shareholder service fees	293	61
Payable to trustees under the deferred compensation plan (Note 6)	39	985
Payable for trustee fees	18	916
Other accrued expenses and liabilities	7,356	29,168
Total liabilities	165,659	1,523,406
NET ASSETS	$3,669,536	$307,840,192
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,654,829	$306,508,908
Total distributable earnings	14,707	1,331,284
NET ASSETS	$3,669,536	$307,840,192
+ Including securities loaned at value	$127,756	$—
* Cost of investments in securities	$3,429,257	$305,036,657
** Cost of short-term investments	$287,863	$518,000
Class A
Net assets	$1,339,907	$280,923
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	133,929	24,837
Net asset value and redemption price per share†	$10.00	$11.31
Maximum offering price per share (5.75%)(1)	$10.61	$12.00
Class I
Net assets	$1,163,332	$299,079,318
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	115,448	26,337,677
Net asset value and redemption price per share	$10.08	$11.36
Class P3
Net assets	$2,885	$8,479,951
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	283	744,095
Net asset value and redemption price per share	$10.18	$11.40
Class R6
Net assets	$1,163,412	n/a
Shares authorized	unlimited	n/a
Par value	$0.010	n/a
Shares outstanding	115,448	n/a
Net asset value and redemption price per share	$10.08	n/a

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2019

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$12,390,758	$22,402,850	$11,570,811
Interest	508	232	639
Securities lending income, net	75,229	62,406	28,771
Total investment income	12,466,495	22,465,488	11,600,221
EXPENSES:
Investment management fees	4,623,349	6,240,360	10,450,081
Distribution and shareholder service fees:
Class A	198,425	951,760	689,424
Class C	330,325	471,495	700,141
Class O	—	22,895	54,437
Class R	5,028	15,083	17,861
Transfer agent fees:
Class A	119,563	491,796	445,274
Class C	49,679	60,921	113,317
Class I	216,995	91,414	719,262
Class O	—	11,942	35,570
Class P3	350	118	18
Class R	1,492	3,897	5,779
Class R6	4,049	766	2,794
Class W	22,822	12,590	193,498
Shareholder reporting expense	54,750	57,220	98,707
Registration fees	127,780	127,284	145,213
Professional fees	43,070	67,224	95,629
Custody and accounting expense	63,145	110,660	158,855
Trustee fees	36,262	33,282	52,072
Miscellaneous expense	10,742	52,690	61,030
Interest expense	2,887	337	3,177
Total expenses	5,910,713	8,823,734	14,042,139
Recouped/Waived and reimbursed fees	543,562	(682,737)	77,975
Net expenses	6,454,275	8,140,997	14,120,114
Net investment income (loss)	6,012,220	14,324,491	(2,519,893)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	22,146,645	45,049,039	94,159,491
Foreign currency related transactions	9	15	19,258
Net realized gain	22,146,654	45,049,054	94,178,749
Net change in unrealized appreciation (depreciation) on:
Investments	14,607,152	(41,411,252)	(57,409,151)
Foreign currency related transactions	—	(198)	—
Net change in unrealized appreciation (depreciation)	14,607,152	(41,411,450)	(57,409,151)
Net realized and unrealized gain	36,753,806	3,637,604	36,769,598
Increase in net assets resulting from operations	$42,766,026	$17,962,095	$34,249,705
* Foreign taxes withheld	$4,334	$187,085	$26,846
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2019

	Voya Multi- Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,970,286	$12,375,954	$10,769,813
Interest	46	104	1,429
Securities lending income, net	14,571	—	453,775
Total investment income	2,984,903	12,376,058	11,225,017
EXPENSES:
Investment management fees	1,246,392	3,465,874	10,857,845
Distribution and shareholder service fees:
Class A	—	219,157	415,647
Class C	—	119,078	272,150
Class O	—	28,417	—
Class R	—	13,875	18,342
Transfer agent fees:
Class A	—	150,310	282,849
Class C	—	20,649	46,299
Class I	10,569	194,299	600,953
Class O	—	21,227	—
Class P	8	—	—
Class P3	163	34	33
Class R	—	4,803	6,241
Class R6	—	4,012	6,042
Class W	—	37,712	135,708
Shareholder reporting expense	4,071	39,475	153,090
Registration fees	51,003	129,682	150,768
Professional fees	20,619	46,742	91,485
Custody and accounting expense	70,758	80,300	177,990
Trustee fees	6,232	17,329	49,431
Miscellaneous expense	16,884	35,318	63,476
Interest expense	158	18,294	2,880
Total expenses	1,426,857	4,646,587	13,331,229
Waived and reimbursed fees	(71,693)	(238,765)	(58)
Brokerage commission recapture	(1,180)	(47,364)	—
Net expenses	1,353,984	4,360,458	13,331,171
Net investment income (loss)	1,630,919	8,015,600	(2,106,154)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	14,490,019	77,720,621	44,758,817
Forward foreign currency contracts	(626)	—	—
Foreign currency related transactions	(1,566)	—	72
Net realized gain	14,487,827	77,720,621	44,758,889
Net change in unrealized appreciation (depreciation) on:
Investments	(26,596,966)	(34,171,729)	(173,651,251)
Foreign currency related transactions	(1,008)	—	—
Net change in unrealized appreciation (depreciation)	(26,597,974)	(34,171,729)	(173,651,251)
Net realized and unrealized gain (loss)	(12,110,147)	43,548,892	(128,892,362)
Increase (decrease) in net assets resulting from operations	$(10,479,228)	$51,564,492	$(130,998,516)
* Foreign taxes withheld	$5,707	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2019

	Voya SMID Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$35,138	$5,257,240
Interest	—	151
Securities lending income, net	1,306	15,345
Total investment income	36,444	5,272,736
EXPENSES:
Investment management fees	31,482	813,192
Distribution and shareholder service fees:
Class A	3,309	488
Transfer agent fees:
Class A	793	974
Class I	74	801
Class P3	30	316
Class R6	73	—
Shareholder reporting expense	1,268	3,650
Registration fees	73,346	48,313
Professional fees	12,150	19,017
Custody and accounting expense	13,870	23,950
Trustee fees	148	7,331
Miscellaneous expense	8,052	9,565
Interest expense	4	2,398
Total expenses	144,599	929,995
Waived and reimbursed fees	(106,325)	(9,273)
Net expenses	38,274	920,722
Net investment income (loss)	(1,830)	4,352,014
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	80,195	2,718,613
Net realized gain	80,195	2,718,613
Net change in unrealized appreciation (depreciation) on:
Investments	(224,079)	(2,819,867)
Net change in unrealized appreciation (depreciation)	(224,079)	(2,819,867)
Net realized and unrealized loss	(143,884)	(101,254)
Increase (decrease) in net assets resulting from operations	$(145,714)	$4,250,760
* Foreign taxes withheld	$—	$582
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Large-Cap Growth Fund		Voya Large Cap Value Fund
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM OPERATIONS:
Net investment income	$6,012,220	$2,854,691	$14,324,491	$14,438,249
Net realized gain	22,146,654	40,118,430	45,049,054	66,837,625
Net change in unrealized appreciation (depreciation)	14,607,152	54,916,986	(41,411,450)	(22,343,569)
Increase in net assets resulting from operations	42,766,026	97,890,107	17,962,095	58,932,305
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	(4,884,066)	(4,204,340)	(37,449,465)	(42,105,744)
Class C	(2,428,177)	(1,971,692)	(4,241,416)	(5,702,612)
Class I	(33,377,797)	(27,272,631)	(21,406,444)	(23,899,417)
Class O	—	—	(226,667)	(2,580,192)
Class P3	(419,991)	—	(458,750)	—
Class R	(55,121)	(40,336)	(294,113)	(455,017)
Class R6	(15,404,940)	(2,524,679)	(14,239,135)	(18,767,309)
Class W	(792,495)	(967,914)	(908,246)	(1,732,128)
Total distributions	(57,362,587)	(36,981,592)	(79,224,236)	(95,242,419)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	587,880,836	258,531,524	136,265,142	107,581,510
Reinvestment of distributions	55,950,004	35,646,439	75,818,349	87,140,602
	643,830,840	294,177,963	212,083,491	194,722,112
Cost of shares redeemed	(282,704,377)	(173,862,745)	(304,921,243)	(220,623,812)
Net increase (decrease) in net assets resulting from capital share transactions	361,126,463	120,315,218	(92,837,752)	(25,901,700)
Net increase (decrease) in net assets	346,529,902	181,223,733	(154,099,893)	(62,211,814)
NET ASSETS:
Beginning of year or period	683,567,469	502,343,736	889,185,725	951,397,539
End of year or period	$1,030,097,371	$683,567,469	$735,085,832	$889,185,725

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 12).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya MidCap Opportunities Fund		Voya Multi-Manager Mid Cap Value Fund
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM OPERATIONS:
Net investment income (loss)	$(2,519,893)	$(3,856,579)	$1,630,919	$1,826,855
Net realized gain	94,178,749	220,980,781	14,487,827	20,698,799
Net change in unrealized appreciation (depreciation)	(57,409,151)	(45,436,181)	(26,597,974)	3,469,080
Increase (decrease) in net assets resulting from operations	34,249,705	171,688,021	(10,479,228)	25,994,734
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	(50,144,080)	(39,286,606)	—	—
Class C	(15,977,417)	(16,396,244)	—	—
Class I	(99,955,142)	(88,794,154)	(24,438,450)	(15,047,853)
Class O	(334,964)	(7,534,663)	—	—
Class P3	(147,201)	—	(297,432)	—
Class R	(658,178)	(494,182)	—	—
Class R6	(21,685,647)	(10,688,508)	—	—
Class W	(16,925,051)	(17,017,164)	—	—
Total distributions	(205,827,680)	(180,211,521)	(24,735,882)	(15,047,853)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	363,908,312	372,546,527	35,814,429	26,883,375
Reinvestment of distributions	176,074,394	148,941,006	24,735,882	15,047,853
	539,982,706	521,487,533	60,550,311	41,931,228
Cost of shares redeemed	(580,176,647)	(543,853,808)	(90,045,174)	(85,312,682)
Net decrease in net assets resulting from capital share transactions	(40,193,941)	(22,366,275)	(29,494,863)	(43,381,454)
Net decrease in net assets	(211,771,916)	(30,889,775)	(64,709,973)	(32,434,573)
NET ASSETS:
Beginning of year or period	1,394,844,842	1,425,734,617	180,649,992	213,084,565
End of year or period	$1,183,072,926	$1,394,844,842	$115,940,019	$180,649,992

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 12).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Real Estate Fund		Voya SmallCap Opportunities Fund
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM OPERATIONS:
Net investment income (loss)	$8,015,600	$15,544,769	$(2,106,154)	$(1,924,305)
Net realized gain	77,720,621	220,137,355	44,758,889	136,411,180
Net change in unrealized appreciation (depreciation)	(34,171,729)	(223,914,299)	(173,651,251)	65,428,576
Increase (decrease) in net assets resulting from operations	51,564,492	11,767,825	(130,998,516)	199,915,451
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	(23,301,564)	(21,203,408)	(24,568,801)	(17,922,275)
Class C	(2,530,548)	(3,266,138)	(5,245,494)	(5,232,162)
Class I	(44,863,260)	(99,612,758)	(106,514,132)	(68,075,835)
Class O	(548,382)	(6,633,849)	—	—
Class P3	(676)	—	(382)	—
Class R	(686,264)	(706,200)	(561,743)	(387,120)
Class R6	(17,279,132)	(16,135,064)	(35,591,358)	(23,604,725)
Class W	(4,230,510)	(5,659,389)	(10,445,415)	(7,784,699)
Total distributions	(93,440,336)	(153,216,806)	(182,927,325)	(123,006,816)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	90,734,349	178,833,888	335,460,920	755,251,492
Reinvestment of distributions	84,453,212	109,995,312	173,432,355	115,829,940
	175,187,561	288,829,200	508,893,275	871,081,432
Cost of shares redeemed	(311,372,429)	(611,608,920)	(1,012,184,284)	(404,418,225)
Net increase (decrease) in net assets resulting from capital share transactions	(136,184,868)	(322,779,720)	(503,291,009)	466,663,207
Net increase (decrease) in net assets	(178,060,712)	(464,228,701)	(817,216,850)	543,571,842
NET ASSETS:
Beginning of year or period	544,352,128	1,008,580,829	1,496,998,872	953,427,030
End of year or period	$366,291,416	$544,352,128	$679,782,022	$1,496,998,872

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 12).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya SMID Cap Growth Fund		Voya U.S. High Dividend Low Volatility Fund
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM OPERATIONS:
Net investment income (loss)	$(1,830)	$(61)	$4,352,014	$865,629
Net realized gain	80,195	270,694	2,718,613	837,671
Net change in unrealized appreciation (depreciation)	(224,079)	163,422	(2,819,867)	3,138,447
Increase (decrease) in net assets resulting from operations	(145,714)	434,055	4,250,760	4,841,747
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	(102,375)	(64,266)	(11,048)	(3,511)
Class I	(89,942)	(61,160)	(7,922,435)	(910,247)
Class P3	(221)	—	(340,102)	—
Class R6	(89,942)	(61,160)	—	—
Total distributions	(282,480)	(186,586)	(8,273,585)	(913,758)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	143,154	72,030	201,520,909	134,547,489
Reinvestment of distributions	282,480	186,586	8,273,370	913,758
	425,634	258,616	209,794,279	135,461,247
Cost of shares redeemed	(61,333)	(50,808)	(53,212,578)	(3,175,316)
Net increase in net assets resulting from capital share transactions	364,301	207,808	156,581,701	132,285,931
Net increase (decrease) in net assets	(63,893)	455,277	152,558,876	136,213,920
NET ASSETS:
Beginning of year or period	3,733,429	3,278,152	155,281,316	19,067,396
End of year or period	$3,669,536	$3,733,429	$307,840,192	$155,281,316

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 12).

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large-Cap Growth Fund
Class A
05-31-19	38.75	0.12	2.02	2.14	0.01	2.52	—	2.53	—	38.36	6.11	0.95	1.04	1.04	0.31	80,328	95
05-31-18	35.17	0.07	5.68	5.75	0.06	2.11	—	2.17	—	38.75	16.63	1.10	1.06	1.06	0.17	77,434	90
05-31-17	31.07	0.10	5.68	5.78	0.04	1.64	—	1.68	—	35.17	19.38	1.44	1.14	1.14	0.29	73,116	76
05-31-16	33.18	0.02	0.15	0.17	—	2.28	—	2.28	—	31.07	0.68	1.44	1.19	1.19	0.06	67,414	70
05-31-15	32.60	(0.03)	4.45	4.42	—	3.84	—	3.84	—	33.18	14.46	1.49	1.30	1.30	(0.10)	66,272	64
Class C
05-31-19	32.92	(0.14)	1.66	1.52	—	2.52	—	2.52	—	31.92	5.28	1.70	1.79	1.79	(0.43)	32,386	95
05-31-18	30.33	(0.18)	4.88	4.70	—	2.11	—	2.11	—	32.92	15.79	1.83	1.81	1.81	(0.58)	31,850	90
05-31-17	27.18	(0.14)	4.93	4.79	—	1.64	—	1.64	—	30.33	18.47	2.09	1.89	1.89	(0.46)	28,471	76
05-31-16	29.51	(0.18)•	0.13	(0.05)	—	2.28	—	2.28	—	27.18	(0.02)	2.09	1.90	1.90	(0.64)	32,677	70
05-31-15	29.58	(0.21)	3.98	3.77	—	3.84	—	3.84	—	29.51	13.70	2.14	1.95	1.95	(0.75)	27,487	64
Class I
05-31-19	42.89	0.29	2.24	2.53	0.17	2.52	—	2.69	—	42.73	6.47	0.59	0.66	0.66	0.70	600,368	95
05-31-18	38.68	0.23•	6.27	6.50	0.18	2.11	—	2.29	—	42.89	17.10	0.73	0.68	0.68	0.56	513,009	90
05-31-17	34.05	0.24•	6.23	6.47	0.20	1.64	—	1.84	—	38.68	19.79	1.06	0.79	0.79	0.68	355,466	76
05-31-16	36.02	0.17•	0.14	0.31	—	2.28	—	2.28	—	34.05	1.03	1.05	0.80	0.80	0.50	238,451	70
05-31-15	34.97	0.10	4.79	4.89	—	3.84	—	3.84	—	36.02	14.85	0.93	0.93	0.93	0.28	27,932	64
Class P3
06-01-18(4) - 05-31-19	43.43	0.59•	1.71	2.30	0.19	2.52	—	2.71	—	43.02	5.90	0.55	0.00*	0.00*	1.37	10,253	95
Class R
05-31-19	42.36	0.02	2.23	2.25	—	2.52	—	2.52	—	42.09	5.84	1.20	1.29	1.29	0.07	1,082	95
05-31-18	38.30	(0.04)	6.21	6.17	—	2.11	—	2.11	—	42.36	16.36	1.33	1.31	1.31	(0.08)	935	90
05-31-17	33.74	0.01•	6.19	6.20	—	1.64	—	1.64	—	38.30	19.07	1.59	1.39	1.39	0.04	674	76
05-31-16	35.92	(0.04)•	0.14	0.10	—	2.28	—	2.28	—	33.74	0.42	1.59	1.40	1.40	(0.12)	886	70
05-31-15	35.05	(0.11)•	4.82	4.71	—	3.84	—	3.84	—	35.92	14.29	1.64	1.45	1.45	(0.30)	15	64
Class R6
05-31-19	42.90	0.36•	2.22	2.58	0.20	2.52	—	2.72	—	42.76	6.60	0.55	0.58	0.58	0.85	294,339	95
05-31-18	38.67	0.25•	6.29	6.54	0.20	2.11	—	2.31	—	42.90	17.18	0.61	0.60	0.60	0.61	43,120	90
05-31-17	34.04	0.22•	6.25	6.47	0.20	1.64	—	1.84	—	38.67	19.80	0.87	0.78	0.78	0.63	27,548	76
06-02-15(4) - 05-31-16	36.12	0.18•	0.02	0.20	—	2.28	—	2.28	—	34.04	0.72	0.86	0.78	0.78	0.54	50,467	70
Class W
05-31-19	41.79	0.21•	2.20	2.41	0.08	2.52	—	2.60	—	41.60	6.32	0.70	0.79	0.79	0.50	11,341	95
05-31-18	37.75	0.17•	6.12	6.29	0.14	2.11	—	2.25	—	41.79	16.95	0.83	0.81	0.81	0.42	17,220	90
05-31-17	33.28	0.20•	6.08	6.28	0.17	1.64	—	1.81	—	37.75	19.66	1.09	0.89	0.89	0.57	17,068	76
05-31-16	35.28	0.12	0.16	0.28	—	2.28	—	2.28	—	33.28	0.96	1.09	0.90	0.90	0.36	7,607	70
05-31-15	34.33	0.09•	4.70	4.79	—	3.84	—	3.84	—	35.28	14.83	1.14	0.95	0.95	0.26	5,012	64
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Value Fund
Class A
05-31-19	12.09	0.19	(0.06)	0.13	0.17	1.01	—	1.18	—	11.04	1.51	1.18	1.10	1.10	1.60	362,398	90
05-31-18	12.64	0.18	0.62	0.80	0.19	1.16	—	1.35	—	12.09	6.27	1.17	1.10	1.10	1.42	386,969	85
05-31-17	11.07	0.23	1.57	1.80	0.23	—	—	0.23	—	12.64	16.44	1.21	1.10	1.10	1.91	421,041	80
05-31-16	12.20	0.21	(0.87)	(0.66)	0.19	0.28	—	0.47	—	11.07	(5.28)	1.20	1.10	1.10	1.85	418,279	116
05-31-15	12.81	0.18•	0.86	1.04	0.21	1.44	—	1.65	—	12.20	8.62	1.20	1.15	1.15	1.41	523,033	80
Class C
05-31-19	12.05	0.11	(0.06)	0.05	0.07	1.01	—	1.08	—	11.02	0.81	1.93	1.85	1.85	0.84	39,550	90
05-31-18	12.61	0.09	0.61	0.70	0.10	1.16	—	1.26	—	12.05	5.38	1.92	1.85	1.85	0.67	53,290	85
05-31-17	11.04	0.15	1.56	1.71	0.14	—	—	0.14	—	12.61	15.59	1.96	1.85	1.85	1.16	63,562	80
05-31-16	12.16	0.13	(0.86)	(0.73)	0.11	0.28	—	0.39	—	11.04	(5.95)	1.95	1.85	1.85	1.10	75,562	116
05-31-15	12.77	0.10	0.83	0.93	0.10	1.44	—	1.54	—	12.16	7.72	1.95	1.90	1.90	0.79	98,547	80
Class I
05-31-19	13.07	0.25	(0.05)	0.20	0.23	1.01	—	1.24	—	12.03	1.95	0.84	0.76	0.76	1.94	214,877	90
05-31-18	13.57	0.24	0.66	0.90	0.24	1.16	—	1.40	—	13.07	6.55	0.84	0.76	0.76	1.76	242,245	85
05-31-17	11.86	0.29	1.69	1.98	0.27	—	—	0.27	—	13.57	16.89	0.87	0.76	0.76	2.25	235,020	80
05-31-16	13.03	0.26	(0.92)	(0.66)	0.23	0.28	—	0.51	—	11.86	(4.94)	0.86	0.76	0.76	2.19	227,528	116
05-31-15	13.58	0.25	0.91	1.16	0.27	1.44	—	1.71	—	13.03	9.00	0.83	0.79	0.79	1.87	268,092	80
Class O
05-31-19	12.07	0.19•	(0.06)	0.13	0.10	1.01	—	1.11	—	11.09	1.52	1.18	1.10	1.10	1.51	427	90
05-31-18	12.63	0.18	0.61	0.79	0.19	1.16	—	1.35	—	12.07	6.20	1.17	1.10	1.10	1.42	23,595	85
05-31-17	11.06	0.23	1.57	1.80	0.23	—	—	0.23	—	12.63	16.45	1.21	1.10	1.10	1.91	25,049	80
05-31-16	12.18	0.21	(0.85)	(0.64)	0.20	0.28	—	0.48	—	11.06	(5.20)	1.20	1.10	1.10	1.85	24,812	116
05-31-15	12.80	0.16•	0.88	1.04	0.22	1.44	—	1.66	—	12.18	8.56	1.20	1.15	1.15	1.32	30,169	80
Class P3
06-01-18(4) - 05-31-19	13.18	0.33	(0.16)	0.17	0.23	1.01	—	1.24	—	12.11	1.77	0.80	0.00*	0.00*	2.75	3,945	90
Class R
05-31-19	12.07	0.16•	(0.04)	0.12	0.12	1.01	—	1.13	—	11.06	1.44	1.43	1.32	1.32	1.38	1,297	90
05-31-18	12.63	0.16	0.60	0.76	0.16	1.16	—	1.32	—	12.07	5.93	1.42	1.31	1.31	1.20	3,785	85
05-31-17	11.06	0.20	1.57	1.77	0.20	—	—	0.20	—	12.63	16.17	1.46	1.35	1.35	1.66	5,062	80
05-31-16	12.18	0.18	(0.85)	(0.67)	0.17	0.28	—	0.45	—	11.06	(5.43)	1.45	1.34	1.34	1.61	5,053	116
05-31-15	12.79	0.17	0.84	1.01	0.18	1.44	—	1.62	—	12.18	8.34	1.45	1.35	1.35	1.30	5,900	80
Class R6
05-31-19	13.06	0.26	(0.07)	0.19	0.23	1.01	—	1.24	—	12.01	1.90	0.80	0.74	0.74	1.96	106,327	90
05-31-18	13.55	0.24	0.67	0.91	0.24	1.16	—	1.40	—	13.06	6.66	0.80	0.74	0.74	1.77	165,612	85
05-31-17	11.85	0.29	1.68	1.97	0.27	—	—	0.27	—	13.55	16.84	0.80	0.74	0.74	2.28	183,934	80
05-31-16	13.02	0.26	(0.91)	(0.65)	0.24	0.28	—	0.52	—	11.85	(4.92)	0.80	0.74	0.74	2.18	167,259	116
05-31-15	13.58	0.26	0.89	1.15	0.27	1.44	—	1.71	—	13.02	8.95	0.79	0.76	0.76	1.95	258,458	80
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Value Fund (continued)
Class W
05-31-19	13.03	0.23•	(0.04)	0.19	0.20	1.01	—	1.21	—	12.01	1.92	0.93	0.85	0.85	1.81	6,265	90
05-31-18	13.53	0.23	0.65	0.88	0.22	1.16	—	1.38	—	13.03	6.46	0.92	0.85	0.85	1.67	13,689	85
05-31-17	11.83	0.27	1.69	1.96	0.26	—	—	0.26	—	13.53	16.75	0.96	0.85	0.85	2.15	17,729	80
05-31-16	12.99	0.24•	(0.90)	(0.66)	0.22	0.28	—	0.50	—	11.83	(4.98)	0.95	0.85	0.85	2.03	14,386	116
05-31-15	13.54	0.24	0.89	1.13	0.24	1.44	—	1.68	—	12.99	8.82	0.95	0.90	0.90	1.79	51,315	80
Voya MidCap Opportunities Fund
Class A
05-31-19	22.97	(0.07)	0.31	0.24	—	3.93	—	3.93	—	19.28	2.97	1.26	1.26	1.26	(0.36)	277,900	103
05-31-18	23.52	(0.11)	3.05	2.94	—	3.49	—	3.49	—	22.97	13.13	1.26	1.26	1.26	(0.42)	266,052	102
05-31-17	21.59	(0.06)	3.41	3.35	—	1.42	—	1.42	—	23.52	16.27	1.29	1.29	1.29	(0.26)	313,595	88
05-31-16	24.05	(0.09)	(0.35)	(0.44)	—	2.02	—	2.02	—	21.59	(1.50)	1.34	1.33	1.33	(0.38)	302,850	88
05-31-15	23.89	(0.11)	3.34	3.23	—	3.07	—	3.07	—	24.05	14.56	1.33	1.32	1.32	(0.47)	367,273	102
Class C
05-31-19	17.21	(0.18)	0.12	(0.06)	—	3.93	—	3.93	—	13.22	2.14	2.01	2.01	2.01	(1.12)	56,335	103
05-31-18	18.55	(0.21)•	2.36	2.15	—	3.49	—	3.49	—	17.21	12.33	2.01	2.01	2.01	(1.18)	83,124	102
05-31-17	17.44	(0.18)•	2.71	2.53	—	1.42	—	1.42	—	18.55	15.41	2.04	2.04	2.04	(1.01)	99,275	88
05-31-16	19.98	(0.20)	(0.32)	(0.52)	—	2.02	—	2.02	—	17.44	(2.25)	2.09	2.08	2.08	(1.13)	114,167	88
05-31-15	20.47	(0.25)	2.83	2.58	—	3.07	—	3.07	—	19.98	13.75	2.08	2.07	2.07	(1.22)	127,380	102
Class I
05-31-19	26.35	(0.02)	0.44	0.42	—	3.93	—	3.93	—	22.84	3.30	0.96	0.97	0.97	(0.08)	580,296	103
05-31-18	26.44	(0.04)	3.44	3.40	—	3.49	—	3.49	—	26.35	13.44	0.98	0.98	0.98	(0.15)	716,855	102
05-31-17	24.03	0.01	3.82	3.83	—	1.42	—	1.42	—	26.44	16.63	1.00	0.98	0.98	0.05	669,767	88
05-31-16	26.43	(0.01)	(0.37)	(0.38)	—	2.02	—	2.02	—	24.03	(1.13)	1.02	0.98	0.98	(0.03)	653,080	88
05-31-15	25.92	(0.03)	3.64	3.61	0.03	3.07	—	3.10	—	26.43	14.92	1.01	0.98	0.98	(0.13)	721,691	102
Class O
05-31-19	22.87	(0.11)•	0.35	0.24	—	3.93	—	3.93	—	19.18	2.98	1.26	1.26	1.26	(0.45)	1,962	103
05-31-18	23.44	(0.10)	3.02	2.92	—	3.49	—	3.49	—	22.87	13.09	1.26	1.26	1.26	(0.43)	54,156	102
05-31-17	21.52	(0.06)	3.40	3.34	—	1.42	—	1.42	—	23.44	16.28	1.29	1.29	1.29	(0.26)	52,896	88
05-31-16	23.97	(0.08)	(0.35)	(0.43)	—	2.02	—	2.02	—	21.52	(1.47)	1.34	1.33	1.33	(0.38)	51,053	88
05-31-15	23.82	(0.11)	3.33	3.22	—	3.07	—	3.07	—	23.97	14.55	1.33	1.32	1.32	(0.48)	55,859	102
Class P3
06-01-18(4) - 05-31-19	26.81	0.22•	0.16	0.38	—	3.93	—	3.93	—	23.26	3.17	0.85	0.00*	0.00*	0.90	1,126	103
Class R
05-31-19	22.42	(0.14)	0.31	0.17	—	3.93	—	3.93	—	18.66	2.70	1.51	1.51	1.51	(0.62)	3,021	103
05-31-18	23.09	(0.14)	2.96	2.82	—	3.49	—	3.49	—	22.42	12.84	1.51	1.51	1.51	(0.68)	3,757	102
05-31-17	21.27	(0.11)•	3.35	3.24	—	1.42	—	1.42	—	23.09	15.99	1.54	1.54	1.54	(0.52)	3,521	88
05-31-16	23.78	(0.14)•	(0.35)	(0.49)	—	2.02	—	2.02	—	21.27	(1.75)	1.59	1.58	1.58	(0.63)	2,235	88
05-31-15	23.71	(0.18)•	3.32	3.14	0.00*	3.07	—	3.07	—	23.78	14.28	1.58	1.57	1.57	(0.74)	2,329	102
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya MidCap Opportunities Fund (continued)
Class R6
05-31-19	26.51	0.01	0.45	0.46	—	3.93	—	3.93	—	23.04	3.43	0.85	0.85	0.85	0.04	153,726	103
05-31-18	26.56	(0.01)	3.45	3.44	—	3.49	—	3.49	—	26.51	13.54	0.87	0.87	0.87	(0.03)	134,196	102
05-31-17	24.10	0.04	3.84	3.88	—	1.42	—	1.42	—	26.56	16.79	0.88	0.88	0.88	0.14	163,629	88
05-31-16	26.48	0.02	(0.38)	(0.36)	—	2.02	—	2.02	—	24.10	(1.05)	0.89	0.88	0.88	0.07	117,985	88
05-31-15	25.94	(0.04)•	3.69	3.65	0.04	3.07	—	3.11	—	26.48	15.06	0.90	0.88	0.88	(0.14)	114,033	102
Class W
05-31-19	25.96	(0.03)	0.43	0.40	—	3.93	—	3.93	—	22.43	3.26	1.01	1.01	1.01	(0.12)	108,707	103
05-31-18	26.11	(0.04)	3.38	3.34	—	3.49	—	3.49	—	25.96	13.38	1.01	1.01	1.01	(0.18)	136,705	102
05-31-17	23.76	0.00*	3.77	3.77	—	1.42	—	1.42	—	26.11	16.56	1.04	1.04	1.04	(0.03)	123,051	88
05-31-16	26.18	(0.04)	(0.36)	(0.40)	—	2.02	—	2.02	—	23.76	(1.22)	1.09	1.08	1.08	(0.13)	75,617	88
05-31-15	25.71	(0.06)	3.62	3.56	0.02	3.07	—	3.09	—	26.18	14.81	1.08	1.07	1.07	(0.22)	97,355	102
Voya Multi-Manager Mid Cap Value Fund
Class I
05-31-19	11.99	0.12	(1.15)	(1.03)	0.13	1.57	—	1.70	—	9.26	(7.77)	0.92	0.88	0.88	1.04	113,560	36
05-31-18	11.38	0.11	1.34	1.45	0.09	0.75	—	0.84	—	11.99	12.91	0.86	0.84	0.84	0.83	180,650	26
05-31-17	10.31	0.11	1.29	1.40	0.14	0.19	—	0.33	—	11.38	13.66	0.86	0.84	0.84	0.89	213,085	24
05-31-16	13.05	0.16•	(0.81)	(0.65)	0.15	1.94	—	2.09	—	10.31	(4.30)	0.86	0.84	0.84	1.42	237,727	39
05-31-15	14.64	0.14•	0.98	1.12	0.17	2.54	—	2.71	—	13.05	9.00	0.85	0.83	0.83	1.03	215,135	61
Class P
02-28-19(4) - 05-31-19	9.86	0.04•	(0.63)	(0.59)	—	—	—	—	—	9.27	(5.98)	1.99	0.15	0.15	1.77	3	36
Class P3
06-01-18(4) - 05-31-19	12.08	0.20•	(1.23)	(1.03)	0.13	1.57	—	1.70	—	9.35	(7.65)	0.92	0.00*	0.00*	1.87	2,377	36
Voya Real Estate Fund
Class A
05-31-19	14.43	0.21•	1.29	1.50	0.21	3.40	—	3.61	—	12.32	12.73	1.31	1.25	1.24	1.58	89,037	82
05-31-18	17.81	0.28•	(0.07)	0.21	0.28	3.31	—	3.59	—	14.43	0.23	1.31	1.30	1.29	1.69	81,475	102
05-31-17	19.40	0.19•	(0.26)	(0.07)	0.27	1.25	—	1.52	—	17.81	(0.36)	1.27	1.27	1.27	1.02	136,095	53
05-31-16	19.25	0.34	1.36	1.70	0.41	1.14	—	1.55	—	19.40	9.24	1.29	1.29	1.29	1.75	188,970	37
05-31-15	18.65	0.22	1.52	1.74	0.26	0.87	0.01	1.14	—	19.25	9.36	1.28	1.28	1.28	1.14	225,232	38
Class C
05-31-19	15.44	0.11	1.42	1.53	0.10	3.40	—	3.50	—	13.47	11.90	2.06	2.00	1.99	0.85	11,216	82
05-31-18	18.80	0.16•	(0.08)	0.08	0.13	3.31	—	3.44	—	15.44	(0.50)	2.06	2.05	2.04	0.90	13,449	102
05-31-17	20.38	0.05•	(0.28)	(0.23)	0.10	1.25	—	1.35	—	18.80	(1.10)	2.02	2.02	2.02	0.27	22,084	53
05-31-16	20.14	0.18	1.46	1.64	0.26	1.14	—	1.40	—	20.38	8.44	2.04	2.04	2.04	0.89	29,550	37
05-31-15	19.54	0.06	1.53	1.59	0.11	0.87	0.01	0.99	—	20.14	8.13	2.03	2.03	2.03	0.25	31,612	38
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Real Estate Fund (continued)
Class I
05-31-19	15.99	0.30•	1.45	1.75	0.26	3.40	—	3.66	—	14.08	13.08	0.97	0.92	0.91	1.95	166,056	82
05-31-18	19.36	0.37•	(0.09)	0.28	0.34	3.31	—	3.65	—	15.99	0.63	0.92	0.92	0.91	2.02	311,814	102
05-31-17	20.95	0.28•	(0.28)	0.00*	0.34	1.25	—	1.59	—	19.36	0.04	0.90	0.90	0.90	1.37	723,538	53
05-31-16	20.67	0.41	1.49	1.90	0.48	1.14	—	1.62	—	20.95	9.64	0.90	0.90	0.90	1.97	1,003,433	37
05-31-15	20.06	0.28	1.54	1.82	0.33	0.87	0.01	1.21	—	20.67	9.12	0.91	0.91	0.91	1.30	1,046,021	38
Class O
05-31-19	14.40	0.27•	1.25	1.52	0.13	3.40	—	3.53	—	12.39	12.76	1.31	1.25	1.24	1.82	860	82
05-31-18	17.78	0.27	(0.06)	0.21	0.28	3.31	—	3.59	—	14.40	0.26	1.31	1.30	1.29	1.66	28,923	102
05-31-17	19.37	0.19	(0.26)	(0.07)	0.27	1.25	—	1.52	—	17.78	(0.35)	1.27	1.27	1.27	1.00	34,063	53
05-31-16	19.22	0.34	1.36	1.70	0.41	1.14	—	1.55	—	19.37	9.26	1.29	1.29	1.29	1.78	37,850	37
05-31-15	18.63	0.23	1.51	1.74	0.27	0.87	0.01	1.15	—	19.22	9.34	1.28	1.28	1.28	1.15	37,484	38
Class P3
06-04-18(4) - 05-31-19	16.27	0.45	1.19	1.64	0.15	3.40	—	3.55	—	14.36	12.23	1.98	0.01	0.00*	2.86	3	82
Class R
05-31-19	14.35	0.18	1.28	1.46	0.18	3.40	—	3.58	—	12.23	12.43	1.56	1.50	1.49	1.36	2,454	82
05-31-18	17.73	0.23•	(0.06)	0.17	0.24	3.31	—	3.55	—	14.35	0.00	1.56	1.55	1.54	1.43	2,965	102
05-31-17	19.33	0.15	(0.27)	(0.12)	0.23	1.25	—	1.48	—	17.73	(0.63)	1.52	1.52	1.52	0.77	4,448	53
05-31-16	19.19	0.30•	1.35	1.65	0.37	1.14	—	1.51	—	19.33	9.00	1.54	1.54	1.54	1.59	4,353	37
05-31-15	18.59	0.17•	1.53	1.70	0.22	0.87	0.01	1.10	—	19.19	9.13	1.53	1.53	1.53	0.84	2,801	38
Class R6
05-31-19	15.99	0.32	1.45	1.77	0.27	3.40	—	3.67	—	14.09	13.24	0.89	0.83	0.82	2.05	79,327	82
05-31-18	19.36	0.37•	(0.08)	0.29	0.35	3.31	—	3.66	—	15.99	0.69	0.86	0.86	0.85	2.12	79,646	102
05-31-17	20.96	0.30•	(0.30)	0.00*	0.35	1.25	—	1.60	—	19.36	0.03	0.86	0.86	0.86	1.47	42,574	53
05-31-16	20.67	0.42	1.51	1.93	0.50	1.14	—	1.64	—	20.96	9.76	0.85	0.85	0.85	2.05	20,345	37
07-03-14(4) - 05-31-15	20.11	0.17•	1.49	1.66	0.29	0.80	0.01	1.10	—	20.67	8.21	0.88	0.86	0.86	0.86	13,575	38
Class W
05-31-19	18.80	0.33•	1.78	2.11	0.23	3.40	—	3.63	—	17.28	13.08	1.06	1.00	0.99	1.83	17,337	82
05-31-18	22.15	0.40•	(0.13)	0.27	0.31	3.31	—	3.62	—	18.80	0.49	1.06	1.05	1.04	1.90	26,081	102
05-31-17	23.75	0.30•	(0.34)	(0.04)	0.31	1.25	—	1.56	—	22.15	(0.16)	1.02	1.02	1.02	1.28	45,779	53
05-31-16	23.22	0.36	1.76	2.12	0.45	1.14	—	1.59	—	23.75	9.53	1.04	1.04	1.04	1.53	70,787	37
05-31-15	22.60	0.21•	1.59	1.80	0.30	0.87	0.01	1.18	—	23.22	7.96	1.03	1.03	1.03	0.90	82,384	38
Voya SmallCap Opportunities Fund
Class A
05-31-19	61.40	(0.25)	(7.39)	(7.64)	—	8.70	—	8.70	—	45.06	(11.51)	1.36	1.36	1.36	(0.45)	133,387	123
05-31-18	58.22	(0.24)	9.16	8.92	—	5.74	—	5.74	—	61.40	15.86	1.35	1.35	1.35	(0.38)	195,549	88
05-31-17	50.48	(0.19)	9.45	9.26	—	1.52	—	1.52	—	58.22	18.50	1.40	1.40	1.40	(0.33)	193,523	79
05-31-16	58.19	(0.26)•	(2.99)	(3.25)	—	4.46	—	4.46	—	50.48	(5.46)	1.41	1.41	1.41	(0.51)	179,716	65
05-31-15	54.80	(0.33)•	7.81	7.48	—	4.09	—	4.09	—	58.19	14.24	1.40	1.40	1.40	(0.59)	173,844	35
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya SmallCap Opportunities Fund (continued)
Class C
05-31-19	46.96	(0.48)•	(5.81)	(6.29)	—	8.70	—	8.70	—	31.97	(12.24)	2.11	2.11	2.11	(1.19)	19,506	123
05-31-18	46.07	(0.53)•	7.16	6.63	—	5.74	—	5.74	—	46.96	15.03	2.10	2.10	2.10	(1.13)	36,198	88
05-31-17	40.53	(0.48)•	7.54	7.06	—	1.52	—	1.52	—	46.07	17.60	2.15	2.15	2.15	(1.09)	50,475	79
05-31-16	48.01	(0.53)•	(2.49)	(3.02)	—	4.46	—	4.46	—	40.53	(6.17)	2.16	2.16	2.16	(1.26)	51,644	65
05-31-15	46.22	(0.63)•	6.51	5.88	—	4.09	—	4.09	—	48.01	13.38	2.15	2.15	2.15	(1.34)	51,696	35
Class I
05-31-19	67.14	(0.07)•	(8.04)	(8.11)	—	8.70	—	8.70	—	50.33	(11.20)	1.02	1.02	1.02	(0.11)	233,232	123
05-31-18	63.00	(0.06)•	9.94	9.88	—	5.74	—	5.74	—	67.14	16.19	1.06	1.06	1.06	(0.09)	845,689	88
05-31-17	54.36	(0.02)	10.18	10.16	—	1.52	—	1.52	—	63.00	18.84	1.11	1.11	1.11	(0.05)	425,691	79
05-31-16	62.12	(0.13)	(3.17)	(3.30)	—	4.46	—	4.46	—	54.36	(5.19)	1.13	1.13	1.13	(0.23)	318,466	65
05-31-15	58.07	(0.17)•	8.31	8.14	—	4.09	—	4.09	—	62.12	14.58	1.10	1.10	1.10	(0.29)	364,320	35
Class P3
06-04-18(4) - 05-31-19	68.64	0.53•	(9.14)	(8.61)	—	8.70	—	8.70	—	51.33	(11.62)	2.08	0.00*	0.00*	0.90	3	123
Class R
05-31-19	60.06	(0.36)•	(7.25)	(7.61)	—	8.70	—	8.70	—	43.75	(11.73)	1.61	1.61	1.61	(0.70)	3,284	123
05-31-18	57.20	(0.39)	8.99	8.60	—	5.74	—	5.74	—	60.06	15.57	1.60	1.60	1.60	(0.64)	3,993	88
05-31-17	49.74	(0.32)•	9.30	8.98	—	1.52	—	1.52	—	57.20	18.21	1.65	1.65	1.65	(0.59)	3,627	79
05-31-16	57.54	(0.39)•	(2.95)	(3.34)	—	4.46	—	4.46	—	49.74	(5.69)	1.66	1.66	1.66	(0.76)	2,879	65
05-31-15	54.36	(0.47)•	7.74	7.27	—	4.09	—	4.09	—	57.54	13.96	1.65	1.65	1.65	(0.85)	2,682	35
Class R6
05-31-19	67.61	(0.02)	(8.08)	(8.10)	—	8.70	—	8.70	—	50.81	(11.10)	0.94	0.94	0.94	(0.03)	221,728	123
05-31-18	63.33	0.03•	9.99	10.02	—	5.74	—	5.74	—	67.61	16.33	0.92	0.92	0.92	0.04	322,756	88
05-31-17	54.55	0.07	10.23	10.30	—	1.52	—	1.52	—	63.33	19.03	0.96	0.96	0.96	0.10	192,978	79
05-31-16	62.24	(0.04)•	(3.19)	(3.23)	—	4.46	—	4.46	—	54.55	(5.06)	0.98	0.98	0.98	(0.08)	126,482	65
05-31-15	58.11	(0.12)•	8.34	8.22	—	4.09	—	4.09	—	62.24	14.72	0.98	0.98	0.98	(0.20)	114,541	35
Class W
05-31-19	66.21	(0.12)	(7.92)	(8.04)	—	8.70	—	8.70	—	49.47	(11.25)	1.11	1.11	1.11	(0.20)	68,643	123
05-31-18	62.23	(0.09)	9.81	9.72	—	5.74	—	5.74	—	66.21	16.14	1.10	1.10	1.10	(0.13)	92,815	88
05-31-17	53.72	(0.07)•	10.10	10.03	—	1.52	—	1.52	—	62.23	18.82	1.15	1.15	1.15	(0.11)	87,134	79
05-31-16	61.47	(0.16)	(3.13)	(3.29)	—	4.46	—	4.46	—	53.72	(5.22)	1.16	1.16	1.16	(0.26)	38,707	65
05-31-15	57.53	(0.20)•	8.23	8.03	—	4.09	—	4.09	—	61.47	14.53	1.15	1.15	1.15	(0.34)	49,586	35
Voya SMID Cap Growth Fund
Class A
05-31-19	11.41	(0.02)	(0.54)	(0.56)	—	0.85	—	0.85	—	10.00	(4.09)	4.10	1.21	1.21	(0.22)	1,340	109
05-31-18	10.63	(0.02)	1.41	1.39	—	0.61	—	0.61	—	11.41	13.26	3.78	1.20	1.20	(0.17)	1,316	103
12-06-16(4) - 05-31-17	10.00	(0.01)	0.64	0.63	0.00*	—	—	0.00*	—	10.63	6.33	3.12	1.20	1.20	(0.19)	1,148	33
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya SMID Cap Growth Fund (continued)
Class I
05-31-19	11.45	0.00*	(0.52)	(0.52)	—	0.85	—	0.85	—	10.08	(3.71)	3.79	0.94	0.94	0.04	1,163	109
05-31-18	10.65	0.01	1.40	1.41	—	0.61	—	0.61	—	11.45	13.43	3.52	0.94	0.94	0.09	1,209	103
12-06-16(4) - 05-31-17	10.00	0.00*	0.65	0.65	0.00*	—	—	0.00*	—	10.65	6.55	2.86	0.94	0.94	0.07	1,065	33
Class P3
06-04-18(4) - 05-31-19	11.63	0.11	(0.71)	(0.60)	—	0.85	—	0.85	—	10.18	(4.31)	4.83	0.01	0.01	0.97	3	109
Class R6
05-31-19	11.45	0.00*	(0.52)	(0.52)	—	0.85	—	0.85	—	10.08	(3.71)	3.79	0.94	0.94	0.05	1,163	109
05-31-18	10.65	0.01	1.40	1.41	—	0.61	—	0.61	—	11.45	13.43	3.52	0.94	0.94	0.09	1,209	103
12-06-16(4) - 05-31-17	10.00	0.00*	0.65	0.65	0.00*	—	—	0.00*	—	10.65	6.55	2.86	0.94	0.94	0.07	1,065	33
Voya U.S. High Dividend Low Volatility Fund
Class A
05-31-19	11.51	0.25•	0.16	0.41	0.20	0.41	—	0.61	—	11.31	3.87	1.26	0.80	0.80	2.19	281	62
05-31-18	10.74	0.24•	1.02	1.26	0.30	0.19	—	0.49	—	11.51	11.77	1.71	0.80	0.80	2.09	130	33
12-06-16(4) - 05-31-17	10.00	0.12•	0.63	0.75	0.01	—	—	0.01	—	10.74	7.56	2.76	0.81	0.81	2.28	38	16
Class I
05-31-19	11.55	0.26	0.20	0.46	0.24	0.41	—	0.65	—	11.36	4.28	0.51	0.52	0.52	2.39	299,079	62
05-31-18	10.77	0.31•	0.99	1.30	0.33	0.19	—	0.52	—	11.55	12.09	0.78	0.55	0.55	2.76	155,151	33
12-06-16(4) - 05-31-17	10.00	0.12•	0.67	0.79	0.02	—	—	0.02	—	10.77	7.90	1.04	0.56	0.56	2.40	19,030	16
Class P3
09-28-18(4) - 05-31-19	12.38	0.23•	(0.60)	(0.37)	0.20	0.41	—	0.61	—	11.40	(2.72)	0.52	0.00*	0.00*	2.94	8,480	62

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019

NOTE 1 — ORGANIZATION
Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of eight separate active investment series (each, a “Fund” and collectively, the “Funds”): Voya Large-Cap Growth Fund (“Large-CapGrowth”), Voya Large Cap Value Fund (“Large Cap Value”), Voya MidCap Opportunities Fund (“MidCap Opportunities”), Voya Multi-Manager Mid Cap Value Fund (“Multi-Manager Mid Cap Value”), Voya Real Estate Fund (“Real Estate”), Voya SmallCap Opportunities Fund (“SmallCap Opportunities”), Voya SMID Cap Growth Fund (“SMID Cap Growth”), and Voya U.S. High Dividend Low Volatility Fund (“U.S. High Dividend Low Volatility”). Each Fund is a diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class P, Class P3, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to certain of the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-sizetrading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.
Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
There were no open OTC derivatives for any Fund as of May 31, 2019.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended May 31, 2019, Multi-Manager Mid Cap Value had an average contract amount on forward foreign currency contracts to sell of  $52,432. There were no open forward foreign currency contracts for any Fund at May 31, 2019.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
There were no open futures contracts for any Fund at May 31, 2019.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:
Annually	Quarterly
Large-Cap Growth MidCap Opportunities Multi-Manager Mid Cap Value SmallCap Opportunities SMID Cap Growth	Large Cap Value Real Estate U.S. High Dividend Low Volatility
Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Large-Cap Growth which may temporarily lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2019, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Large-Cap Growth	$1,136,000,166	$830,988,041
Large Cap Value	737,541,872	905,226,220
MidCap Opportunities	1,314,262,857	1,571,830,670
Multi-Manager Mid Cap Value	55,109,419	110,142,693
Real Estate	358,214,383	575,698,821
SmallCap Opportunities	1,459,612,117	2,110,302,287
SMID Cap Growth	3,906,176	3,873,301
U.S. High Dividend Low Volatility	266,439,957	114,445,409
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager Mid Cap Value, may, from time to time, directly manage a portion of the Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. Effective February 28, 2019, the Investment Adviser is contractually obligated to waive the management fee for Class P shares of Multi-Manager Mid Cap Value. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Fund	As a Percentage of Average Daily Net Assets
Large-Cap Growth	0.51% on all assets
Large Cap Value	0.75% on the first $1 billion; 0.725% on the next $1 billion; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% thereafter
MidCap Opportunities	0.85% on the first $500 million; 0.80% on the next $400 million; 0.75% on the next $450 million; and 0.70% thereafter
Multi-Manager Mid Cap Value(1)	0.80% on all assets
Real Estate	0.80% on all assets
SmallCap Opportunities	1.00% on first $250 million; 0.90% on next $250 million; 0.85% on next $250 million; and 0.82% thereafter
SMID Cap Growth	0.85% on all assets
U.S. High Dividend Low Volatility	0.45% on all assets

(1)
Effective October 1, 2018, the Investment Adviser has contractually agreed to waive 0.02% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board. This waiver replaces the management fee waiver in connection with the sub-advisory fee reduction.

The Investment Adviser contractually agreed to waive a portion of the management fee for Multi-Manager Mid Cap Value, which was effective in connection with a sub-advisory fee reduction that occurred on February 10, 2014. The waiver was calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the year ended May 31, 2019, the Investment Adviser waived $14,577 in management fees for Multi-Manager Mid Cap Value. Effective October 1, 2018, the Investment Adviser is no longer obligated to waive a portion of the management fee for Multi-ManagerMid Cap Value based on the sub-advisory fee reduction. The termination of this obligation was approved by the Board and replaced by a contractual management fee waiver.
The Investment Adviser has entered into a sub-advisoryagreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Funds and are paid by the Investment Adviser based on the

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, polices, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Large-Cap Growth	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
MidCap Opportunities	Voya Investment Management Co. LLC*
Multi-Manager Mid Cap Value	Hahn Capital Management, LLC, LSV Asset Management and Wellington Management Company LLP
Real Estate	CBRE Clarion Securities LLC
SmallCap Opportunities	Voya Investment Management Co. LLC*
SMID Cap Growth U.S High	Voya Investment Management Co. LLC*
Dividend Low Volatility	Voya Investment Management Co. LLC*
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Funds, with the exception of Class I, Class P, Class P3, Class R6, and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class O	Class R
Large-Cap Growth	0.25%(1)	1.00%	N/A	0.50%
Large Cap Value	0.25%	1.00%	0.25%	0.50%(2)
MidCap Opportunities	0.25%	1.00%	0.25%	0.50%
Real Estate	0.25%	1.00%	0.25%	0.50%
SmallCap Opportunities	0.25%	1.00%	N/A	0.50%
SMID Cap Growth	0.25%	N/A	N/A	N/A
U.S. High Dividend Low Volatility	0.25%	N/A	N/A	N/A

(1)
Of this 0.25% rate, Distribution Fees shall not exceed 0.10%.

(2)
The Distributor has agreed to waive 0.05% of the distribution fee. Termination or modification of this obligation requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2019 the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Large-Cap Growth	$32,888	$—
Large Cap Value	8,029	—
MidCap Opportunities	16,334	—
Real Estate	3,268	—
SmallCap Opportunities	5,998	—
SMID Cap Growth	257	—
U.S. High Dividend Low Volatility	226	—
Contingent Deferred Sales Charges:
Large-Cap Growth	$375	$1,500
Large Cap Value	373	1,098
MidCap Opportunities	475	4,228
Real Estate	—	360
SmallCap Opportunities	338	1,371
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2019, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Multi-Manager Mid Cap Value	5.55%
	U.S. High Dividend Low Volatility	10.47
Voya Institutional Trust Company	Real Estate	13.87
Voya Investment Management Co. LLC	SMID Cap Growth	94.95
Voya Retirement Insurance and Annuity Company	Real Estate	8.50
Voya Solution 2025 Portfolio	Multi-Manager Mid Cap Value	8.41
	U.S. High Dividend Low Volatility	12.69
Voya Solution 2035 Portfolio	Multi-Manager Mid Cap Value	13.68
	U.S. High Dividend Low Volatility	12.90
Voya Solution 2045 Portfolio	Multi-Manager Mid Cap Value	11.45
	U.S. High Dividend Low Volatility	6.72
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Mid Cap Value	19.94
	U.S. High Dividend Low Volatility	10.34

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Funds’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers.The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the year ended May 31, 2019, Large-Cap Growth engaged in such transactions totaling $160,053,110 in purchases.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
As of May 31, 2019, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Large-Cap Growth	Transfer Agent Fees	$642,899
Real Estate	Transfer Agent Fees	153,356
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser and, for Real Estate(1), CBRE Clarion Securities, have entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class O	Class P	Class P3	Class R	Class R6	Class W
Large-Cap Growth	1.15%	1.90%	0.90%	N/A	N/A	0.00%	1.40%	0.80%	0.90%
Large Cap Value	1.25%	2.00%	1.00%	1.25%	N/A	0.00%	1.50%	0.78%	1.00%
MidCap Opportunities	1.35%	2.10%	0.98%	1.35%	N/A	0.00%	1.60%	0.88%	1.10%
Multi-Manager Mid Cap Value	N/A	N/A	0.90%	N/A	0.15%	0.00%	N/A	N/A	N/A
Real Estate	1.30%	2.05%	0.95%	1.30%	N/A	0.00%	1.55%	0.86%	1.05%
SmallCap Opportunities	1.50%	2.25%	1.15%	N/A	N/A	0.00%	1.75%	1.05%	1.25%
SMID Cap Growth	1.20%	N/A	0.95%	N/A	N/A	0.00%	N/A	0.93%	N/A
U.S. High Dividend Low Volatility	0.80%	N/A	0.55%	N/A	N/A	0.00%	N/A	N/A	N/A

(1)
Effective January 1, 2019, this excludes Class P3 of Real Estate as only the Investment Adviser has entered into a written expense limitation agreement with Real Estate Class P3.

Pursuant to side letter agreements, through October 1, 2019 (except for Real Estate, which is through October 1, 2020) the Investment Adviser and, for Real Estate, CBRE Clarion Securities LLC, have further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class C	Class I	Class O	Class P3	Class R	Class R6	Class W
Large-Cap Growth	1.04%	1.79%	0.66%	N/A	N/A	1.29%	0.58%	0.79%
Large Cap Value	1.10%	1.85%	0.76%	1.10%	N/A	1.35%	0.74%	0.85%
MidCap Opportunities(1)	1.31%	2.06%	0.98%	1.31%	N/A	1.56%	0.88%	1.06%
Real Estate(1)(2)	1.20%	1.95%	0.85%	1.20%	N/A	1.45%	0.76%	0.95%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)
Side letter expense limits were implemented on January 1, 2019.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of May 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	May 31,
	2020	2021	2022	Total
Large-Cap Growth	$249,135	$62,355	$42,964	$354,454
Large Cap Value	548,396	517,730	545,123	1,611,249
Multi-Manager Mid Cap Value	—	—	31,780	31,780
SMID Cap Growth	29,387	90,940	105,223	225,550
Real Estate	—	—	39,216	39,216
U.S. High Dividend Low Volatility	25,019	73,066	26,891	124,976
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2019, are as follows:
	May 31,
	2020	2021	2022	Total
Large-Cap Growth
Class A	$43,126	$6,526	$—	$49,652
Class C	23,081	2,460	—	25,541
Class I	346,892	172,502	—	519,394
Class R	450	112	—	562
Class W	6,844	1,530	—	8,374
Large Cap Value
Class A	220,947	65,508	73,241	359,696
Class C	36,332	9,564	9,071	54,967
Class I	105,293	61,370	46,265	212,928
Class O	13,027	3,986	1,762	18,775
Class R	104	—	580	684
Class W	7,616	2,737	1,876	12,229
Multi-Manager Mid Cap Value
Class P	—	—	8	8
Real Estate
Class A	—	5,368	—	5,368
Class C	—	941	—	941
Class O	—	1,763	—	1,763
Class R	—	181	—	181
Class R6	—	—	3,962	3,962
Class W	—	1,690	—	1,690
	May 31,
	2020	2021	2022	Total
SMID Cap Growth
Class A	—	—	529	529
Class R6	—	—	73	73
U.S. High Dividend Low Volatility
Class A	107	577	965	1,649
The expense limitation agreements are contractual through October 1, 2019, with the exception of Multi-Manager Mid Cap Value Class P, which is through October 1, 2020, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 17, 2019, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended May 31, 2019:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large-Cap Growth	3	$2,098,000	2.70%
Large Cap Value	1	1,439,000	2.92
Real Estate	58	3,569,776	3.19
SmallCap Opportunities	3	9,251,667	3.28
U.S. High Dividend Low Volatility	25	1,190,720	2.94

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large-Cap Growth
Class A
5/31/2019	342,908	—	122,677	(369,390)	96,195	13,185,152	—	4,309,659	(14,591,678)	2,903,133
5/31/2018	206,489	—	98,408	(385,995)	(81,098)	7,693,971	—	3,654,865	(14,335,914)	(2,987,078)
Class C
5/31/2019	164,870	—	78,680	(196,256)	47,294	5,275,924	—	2,308,475	(6,313,696)	1,270,703
5/31/2018	154,894	—	57,784	(183,919)	28,759	4,948,062	—	1,828,874	(5,892,694)	884,242
Class I
5/31/2019	4,309,584	—	835,857	(3,058,978)	2,086,463	183,642,480	—	32,665,309	(132,552,341)	83,755,448
5/31/2018	5,322,632	—	649,459	(3,200,057)	2,772,034	217,335,945	—	26,647,325	(131,265,556)	112,717,714
Class P3
6/1/2018(1) - 5/31/2019	373,434	—	10,709	(145,787)	238,356	16,005,244	—	419,991	(6,414,429)	10,010,806
Class R
5/31/2019	5,993	—	1,273	(3,622)	3,644	249,026	—	49,136	(155,783)	142,379
5/31/2018	9,121	—	884	(5,524)	4,481	376,303	—	35,933	(225,993)	186,243
Class R6
5/31/2019	8,081,814	—	394,190	(2,597,268)	5,878,736	367,771,565	—	15,404,940	(114,199,650)	268,976,855
5/31/2018	636,149	—	61,548	(404,952)	292,745	25,526,476	—	2,524,679	(16,844,726)	11,206,429
Class W
5/31/2019	41,744	—	20,817	(202,014)	(139,453)	1,751,445	—	792,494	(8,476,800)	(5,932,861)
5/31/2018	66,901	—	23,869	(130,835)	(40,065)	2,650,767	—	954,763	(5,297,862)	(1,692,332)
Large Cap Value
Class A
5/31/2019	2,566,100	—	3,261,029	(5,031,758)	795,371	30,318,712	—	34,776,322	(58,505,688)	6,589,346
5/31/2018	605,619	—	3,135,568	(5,028,609)	(1,287,422)	7,608,103	—	38,612,288	(63,673,551)	(17,453,160)
Class C
5/31/2019	145,298	—	370,848	(1,349,554)	(833,408)	1,575,042	—	3,920,524	(15,423,843)	(9,928,277)
5/31/2018	94,080	—	424,553	(1,139,055)	(620,422)	1,175,535	—	5,207,430	(14,304,618)	(7,921,653)
Class I
5/31/2019	3,522,971	—	1,818,670	(6,012,451)	(670,810)	43,983,626	—	21,209,401	(75,997,480)	(10,804,453)
5/31/2018	3,075,064	—	1,684,509	(3,549,817)	1,209,756	42,019,160	—	22,418,268	(48,182,052)	16,255,376
Class O
5/31/2019	18,678	—	3,767	(1,938,947)	(1,916,502)	231,551	—	40,117	(23,416,422)	(23,144,754)
5/31/2018	297,924	—	3,750	(330,519)	(28,845)	3,701,703	—	46,091	(4,161,461)	(413,667)
Class P3
6/1/2018(1) - 5/31/2019	1,033,509	—	39,215	(746,944)	325,780	12,939,748	—	458,750	(9,379,658)	4,018,840
Class R
5/31/2019	26,076	—	25,225	(247,525)	(196,224)	301,174	—	268,302	(2,872,303)	(2,302,827)
5/31/2018	49,887	—	32,594	(169,964)	(87,483)	626,125	—	400,659	(2,142,041)	(1,115,257)
Class R6
5/31/2019	3,692,641	—	1,220,865	(8,746,019)	(3,832,513)	45,750,178	—	14,239,135	(110,577,640)	(50,588,327)
5/31/2018	3,776,828	—	1,411,943	(6,075,411)	(886,640)	50,645,065	—	18,767,309	(81,170,718)	(11,758,344)
Class W
5/31/2019	89,584	—	77,754	(696,232)	(528,894)	1,165,111	—	905,798	(8,748,209)	(6,677,300)
5/31/2018	132,829	—	127,180	(519,908)	(259,899)	1,805,819	—	1,688,557	(6,989,371)	(3,494,995)

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
MidCap Opportunities
Class A
5/31/2019	3,750,623	—	2,397,417	(3,319,448)	2,828,592	80,115,378	—	41,547,232	(68,222,353)	53,440,257
5/31/2018	1,621,200	—	1,380,188	(4,748,322)	(1,746,934)	37,568,998	—	30,446,935	(110,802,849)	(42,786,916)
Class C
5/31/2019	363,672	—	1,260,838	(2,193,467)	(568,957)	5,078,304	—	15,029,190	(31,527,528)	(11,420,034)
5/31/2018	497,546	—	923,154	(1,940,462)	(519,762)	8,883,057	—	15,305,882	(34,939,068)	(10,750,129)
Class I
5/31/2019	7,553,884	—	4,145,591	(13,503,969)	(1,804,494)	178,986,599	—	84,984,614	(315,614,377)	(51,643,164)
5/31/2018	7,486,744	—	3,048,451	(8,653,116)	1,882,079	198,868,902	—	77,034,348	(229,584,594)	46,318,656
Class O
5/31/2019	22,382	—	19,271	(2,307,185)	(2,265,532)	526,399	—	332,236	(52,057,820)	(51,199,185)
5/31/2018	387,633	—	12,175	(288,750)	111,058	8,674,605	—	267,368	(6,749,270)	2,192,703
Class P3
6/1/2018(1) - 5/31/2019	72,273	—	7,084	(30,931)	48,426	1,803,841	—	147,201	(711,471)	1,239,571
Class R
5/31/2019	30,720	—	29,868	(66,305)	(5,717)	582,990	—	501,778	(1,210,316)	(125,548)
5/31/2018	29,336	—	17,182	(31,410)	15,108	659,473	—	370,276	(724,097)	305,652
Class R6
5/31/2019	3,033,782	—	804,485	(2,228,670)	1,609,597	72,831,100	—	16,628,705	(54,305,833)	35,153,972
5/31/2018	3,403,314	—	347,477	(4,848,607)	(1,097,816)	90,703,576	—	8,829,379	(131,001,678)	(31,468,723)
Class W
5/31/2019	1,027,785	—	839,297	(2,287,428)	(420,346)	23,983,701	—	16,903,438	(56,526,949)	(15,639,810)
5/31/2018	1,036,438	—	670,153	(1,153,217)	553,374	27,187,916	—	16,686,818	(30,052,252)	13,822,482
Multi-Manager Mid Cap Value
Class I
5/31/2019	3,090,769	—	2,792,966	(8,687,797)	(2,804,062)	30,634,339	—	24,438,450	(87,350,519)	(32,277,730)
5/31/2018	2,258,274	—	1,276,323	(7,196,912)	(3,662,315)	26,883,375	—	15,047,853	(85,312,682)	(43,381,454)
Class P
2/28/2019(1) - 5/31/2019	304	—	—	—	304	3,000	—	—	—	3,000
Class P3
6/1/2018(1) - 5/31/2019	487,220	—	33,799	(266,719)	254,300	5,177,090	—	297,432	(2,694,655)	2,779,867
Real Estate
Class A
5/31/2019	2,965,027	—	1,832,255	(3,217,267)	1,580,015	40,136,779	—	21,201,439	(42,408,705)	18,929,513
5/31/2018	1,120,655	—	1,150,759	(4,267,508)	(1,996,094)	18,030,201	—	17,933,568	(70,379,858)	(34,416,089)
Class C
5/31/2019	150,093	—	162,526	(351,064)	(38,445)	1,909,696	—	2,050,944	(4,983,427)	(1,022,787)
5/31/2018	96,294	—	162,379	(562,322)	(303,649)	1,610,197	—	2,693,605	(9,673,702)	(5,369,900)
Class I
5/31/2019	2,221,379	—	2,956,600	(12,890,706)	(7,712,727)	32,219,821	—	39,218,327	(199,210,519)	(127,772,371)
5/31/2018	4,953,011	—	3,890,920	(26,720,979)	(17,877,048)	87,255,688	—	67,158,553	(476,764,434)	(322,350,193)
Class O
5/31/2019	24,037	—	16,489	(1,979,386)	(1,938,860)	359,109	—	191,373	(27,747,247)	(27,196,765)
5/31/2018	454,349	—	11,051	(372,743)	92,657	6,947,587	—	171,384	(5,874,040)	1,244,931

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Real Estate (continued)
Class P3
6/4/2018(1) - 5/31/2019	186	—	51	—	237	3,000	—	676	—	3,676
Class R
5/31/2019	94,242	—	30,817	(131,034)	(5,975)	1,190,537	—	355,082	(1,687,215)	(141,596)
5/31/2018	98,868	—	23,984	(167,138)	(44,286)	1,588,160	—	371,513	(2,756,361)	(796,688)
Class R6
5/31/2019	813,449	—	1,300,167	(1,463,528)	650,088	11,884,842	—	17,224,707	(21,318,274)	7,791,275
5/31/2018	3,131,307	—	940,321	(1,290,033)	2,781,595	59,992,011	—	16,135,065	(22,587,277)	53,539,799
Class W
5/31/2019	175,673	—	260,533	(819,733)	(383,527)	3,030,565	—	4,210,664	(14,017,042)	(6,775,813)
5/31/2018	165,682	—	274,562	(1,119,572)	(679,328)	3,410,044	—	5,531,624	(23,573,248)	(14,631,580)
SmallCap Opportunities
Class A
5/31/2019	477,646	—	503,410	(1,205,950)	(224,894)	24,197,484	—	21,279,116	(61,320,198)	(15,843,598)
5/31/2018	421,039	—	263,638	(823,679)	(139,002)	25,144,978	—	15,346,384	(49,390,509)	(8,899,147)
Class C
5/31/2019	47,945	—	165,145	(373,827)	(160,737)	1,725,147	—	4,969,195	(14,450,216)	(7,755,874)
5/31/2018	56,251	—	114,064	(495,037)	(324,722)	2,626,836	—	5,095,226	(23,066,182)	(15,344,120)
Class I
5/31/2019	3,207,893	—	2,227,456	(13,397,928)	(7,962,579)	192,644,768	—	105,002,254	(735,656,993)	(438,009,971)
5/31/2018	8,707,999	—	1,012,339	(3,880,625)	5,839,713	568,400,868	—	64,344,231	(254,656,699)	378,088,400
Class P3
6/4/2018(1) - 5/31/2019	44	—	8	—	52	2,999	—	382	—	3,381
Class R
5/31/2019	33,459	—	9,071	(33,940)	8,590	1,605,338	—	372,635	(1,710,422)	267,551
5/31/2018	21,859	—	4,919	(23,698)	3,080	1,276,759	—	280,396	(1,377,787)	179,368
Class R6
5/31/2019	1,561,160	—	659,451	(2,630,122)	(409,511)	94,346,626	—	31,363,480	(161,848,818)	(36,138,712)
5/31/2018	2,143,778	—	361,080	(778,407)	1,726,451	140,950,441	—	23,101,907	(51,149,390)	112,902,958
Class W
5/31/2019	397,681	—	225,405	(637,252)	(14,166)	20,938,558	—	10,445,293	(37,197,637)	(5,813,786)
5/31/2018	261,401	—	122,198	(382,000)	1,599	16,851,610	—	7,661,796	(24,777,658)	(264,252)
SMID Cap Growth
Class A
5/31/2019	12,986	—	11,337	(5,800)	18,523	140,154	—	102,375	(61,333)	181,196
5/31/2018	6,359	—	5,800	(4,686)	7,473	72,030	—	64,266	(50,808)	85,488
Class I
5/31/2019	—	—	9,895	—	9,895	—	—	89,942	—	89,942
5/31/2018	—	—	5,505	—	5,505	—	—	61,161	—	61,161
Class P3
6/4/2018(1) - 5/31/2019	259	—	24	—	283	3,000	—	221	—	3,221
Class R6
5/31/2019	—	—	9,895	—	9,895	—	—	89,942	—	89,942
5/31/2018	—	—	5,505	—	5,505	—	—	61,159	—	61,159

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
U.S. High Dividend Low Volatility
Class A
5/31/2019	19,970	—	995	(7,450)	13,515	230,055	—	10,833	(83,351)	157,537
5/31/2018	10,489	—	307	(3,003)	7,793	117,910	—	3,510	(34,063)	87,357
Class I
5/31/2019	16,272,710	—	717,989	(4,080,708)	12,909,991	187,770,903	—	7,922,435	(47,987,670)	147,705,668
5/31/2018	11,853,233	—	79,339	(271,693)	11,660,879	134,429,579	—	910,248	(3,141,253)	132,198,574
Class P3
9/28/2018(1) - 5/31/2019	1,154,088	—	30,946	(440,939)	744,095	13,519,951	—	340,102	(5,141,557)	8,718,496

(1)
Commencement of operations.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following table represents a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2019:
Large Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	$10,105,778	$(10,105,778)	$—
Total	$10,105,778	$(10,105,778)	$—

(1)
Collateral with a fair value of  $10,366,991 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 11 — SECURITIES LENDING (continued)

MidCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$94,250	$(94,250)	$—
BNP Paribas Prime Brokerage Intl Ltd	1,653,950	(1,653,950)	—
Citadel Securities LLC	218	(218)	—
Credit Suisse AG	12,443,035	(12,443,035)	—
Citadel Clearing LLC	3,340,427	(3,340,427)	—
Citigroup Global Markets Inc.	47,798	(47,798)	—
J.P. Morgan Securities LLC	4,205	(4,205)	—
Janney Montgomery Scott LLC	10,133,728	(10,133,728)	—
Jefferies LLC	355,425	(355,425)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	2,354,499	(2,354,499)	—
National Financial Services LLC	1,075,714	(1,075,714)	—
Wells Fargo Bank NA	41,295	(41,295)	—
Wells Fargo Securities LLC	502,469	(502,469)	—
Total	$32,047,013	$(32,047,013)	$—

(1)
Collateral with a fair value of  $32,527,623 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Mid Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$63,419	$(63,419)	$—
J.P. Morgan Securities LLC	312,632	(312,632)	—
Morgan Stanley & Co. LLC	134,995	(134,995)	—
National Financial Services LLC	53,532	(53,532)	—
Total	$564,578	$(564,578)	$—

(1)
Collateral with a fair value of  $595,074 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$1,708,283	$(1,708,283)	$—
Barclays Capital Inc.	567,709	(567,709)	—
Citadel Securities LLC	23,005	(23,005)	—
Citigroup Global Markets Inc.	81,714	(81,714)	—
Deutsche Bank Securities Inc.	700,900	(700,900)	—
Goldman Sachs & Co. LLC	39,996	(39,996)	—
J.P. Morgan Securities LLC	10,039,284	(10,039,284)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	3,024,870	(3,024,870)	—
National Financial Services LLC	1,780,638	(1,780,638)	—
Natixis Securities America LLC	88,760	(88,760)	—
RBC Capital Markets, LLC	283,689	(283,689)	—
UBS AG	463,133	(463,133)	—
Wells Fargo Securities LLC	3,741,770	(3,741,770)	—
Total	$22,543,751	$(22,543,751)	$—

(1)
Collateral with a fair value of  $23,213,426 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SMID Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	$98,925	$(98,925)	$—
Scotia Capital (USA) INC	8,706	(8,706)	—
UBS AG	20,125	(20,125)	—
Total	$127,756	$(127,756)	$—

(1)
Collateral with a fair value of  $130,863 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of May 31, 2019:
	Paid-in Capital	Distributable Earnings
Large-Cap Growth	$529,563	$(529,563)
MidCap Opportunities	(1,666,630)	1,666,630
Real Estate	26,285,594(1)	(26,285,594)
SMID Cap Growth	(531)	531

(1)
$24,064,908 relates to equalization.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

At May 31, 2019, Real Estate changed its tax year-end from December 31 to May 31.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended May 31, 2019		Year Ended May 31, 2018
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Large-Cap Growth	$16,648,203(1)	$41,243,947	$7,971,676	$29,009,916
Large Cap Value	13,097,898	66,126,338	17,024,182	78,218,237
MidCap Opportunities	42,662,790	163,164,890	75,188,699	105,022,822
Multi-Manager Mid Cap Value	2,640,667	22,095,215	1,793,913	13,253,940
Real Estate	7,797,337	109,707,907(2)	16,954,703	181,262,103(3)
SmallCap Opportunities	94,293,577	88,633,748	22,933,038	100,073,778
SMID Cap Growth	83,705	198,775	186,540	46
U.S. High Dividend Low Volatility	5,556,387	2,717,198	911,630	2,128

(1)
Includes $529,563 of equalization.

(2)
Includes $24,064,908 of equalization.

(3)
Includes $45,000,000 of equalization.

The tax-basis components of distributable earnings as of May 31, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)
Large-Cap Growth	$3,568,868	$—	$—	$(2,408,859)	$175,582,933
Large Cap Value	3,442,916	12,321,550	—	—	78,755,545
MidCap Opportunities	—	25,837,411	(828,714)	—	93,630,861
Multi-Manager Mid Cap Value	445,623	8,807,272	(70)	—	(2,495,445)
Real Estate	1,657,630	29,723,744	—	—	92,892,338
SmallCap Opportunities	65,022	2,441	(1,370,900)	(40,995,222)	(47,052,333)
SMID Cap Growth	—	35,486	(1,722)	—	(19,029)
U.S. High Dividend Low Volatility	1,391,293	24,868	—	(1,405,159)	1,320,981
At May 31, 2019, the Funds did not have any capital loss carryovers for U.S. federal income tax purposes.
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2019, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended May 31, 2018 were as follows:
	Large-Cap Growth	Large Cap Value	MidCap Opportunities	Multi-Manager Mid Cap Value	Real Estate	SmallCap Opportunities	SMID Cap Growth	U.S. High Dividend Low Volatility
Distributions from net investment income:
Class A	$(114,310)	$(6,292,684)	$—	$—	$(1,849,819)	$—	$—	$(2,258)
Class C	—	(456,309)	—	—	(133,215)	—	—	—
Class I	(2,192,959)	(4,212,564)	—	(1,679,901)	(10,087,788)	—	—	(578,971)
Class O	—	(383,663)	—	—	(554,666)	—	—	—
Class R	—	(56,930)	—	—	(56,314)	—	—	—
Class R6	(213,459)	(3,312,906)	—	—	(1,424,285)	—	—	—
Class W	(61,510)	(281,631)	—	—	(534,036)	—	—	—
	$(2,582,238)	$(14,996,687)	$—	$(1,679,901)	$(14,640,123)	$—	$—	$(581,229)
Distributions from net realized gains:
Class A	$(4,090,030)	$(35,813,060)	$(39,286,606)	$—	$(19,353,589)	$(17,922,275)	$(64,266)	$(1,253)
Class C	(1,971,692)	(5,246,303)	(16,396,244)	—	(3,132,923)	(5,232,162)	—	—
Class I	(25,079,672)	(19,686,853)	(88,794,154)	(13,367,952)	(89,524,970)	(68,075,835)	(61,160)	(331,276)
Class O	—	(2,196,529)	(7,534,663)	—	(6,079,183)	—	—	—
Class R	(40,336)	(398,087)	(494,182)	—	(649,886)	(387,120)	—	—
Class R6	(2,311,220)	(15,454,403)	(10,688,508)	—	(14,710,779)	(23,604,725)	(61,160)	—
Class W	(906,404)	(1,450,497)	(17,017,164)	—	(5,125,353)	(7,784,699)	—	—
	$(34,399,354)	$(80,245,732)	$(180,211,521)	$(13,367,952)	$(138,576,683)	$(123,006,816)	$(186,586)	$(332,529)
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$1,345,698	$2,214,902	$(28,726)	$665,631	$(6,894,294)	$(15,498)	$(14)	$423,207

NOTE 13 — LITIGATION
On September 24, 2012, certain funds, including Large Cap Value (the “Subject Fund”), were officially served and included as shareholder defendants in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (the “FitzSimons Action”). The FitzSimons Action arises from the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).
In the FitzSimons Action, the plaintiff  (a litigation trustee appointed by the Bankruptcy Court, the “Trustee”) alleges that Tribune acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the Trustee must prove that Tribune — not the Subject Fund — acted with actual fraudulent intent when it redeemed its shares. With regard to the Subject Fund, the Trustee need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering its shares is not a defense to the Trustee’s actual fraud claim.
In addition to the FitzSimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the FitzSimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered Tribune insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.
Procedural History of the State Law Constructive Fraudulent Transfer Cases
A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 13 — LITIGATION (continued)

Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases to be transferred to the Southern District of New York (the “District Court”).
On September 23, 2013, the District Court dismissed the claims against the shareholder defendants, holding that the plaintiffs lacked standing to pursue the claims so long as the Trustee in the FitzSimons Action maintained the actual fraudulent transfer claims in the FitzSimons case against the same shareholders.
On December 20, 2013, the plaintiffs appealed the decision to the Second Circuit Court of Appeals (the “Second Circuit”). The Second Circuit affirmed the dismissal on March 24, 2016. The Second Circuit held that Section 546(e) of the Bankruptcy Code barred the state-law fraudulent constructive transfer claims, finding that the claims were preempted because they conflict with the purpose of Section 546(e). On April 12, 2016, the plaintiffs moved for rehearing en banc in the Second Circuit; the motion was subsequently denied. The plaintiffs filed a petition for a writ of certiorari in the United States Supreme Court on September 9, 2016. The shareholder defendants filed their opposition on October 24, 2016, to which the plaintiffs filed a reply on November 4, 2016.
On February 27, 2018, the Supreme Court issued its decision in Merit Management Group v. FTI Consulting (“Merit Management”), a case that, like Tribune, deals with the appropriate scope of section 546(e) of the Bankruptcy Code. On April 3, 2018, the Supreme Court issued a “statement” from two justices announcing that consideration of plaintiffs’ certiorari petition would be deferred for an undetermined period of time to “allow” the Second Circuit or the District Court to consider, among other things, whether the Second Circuit’s March 2016 decision should be vacated in light of Merit Management. On April 10, 2018, the plaintiffs asked the Second Circuit to vacate its prior decision and remand to the District Court for further proceedings. The shareholder defendants filed an opposition on April 20, 2018. On May 15, 2018, the Second Circuit entered an order recalling the mandate “in anticipation of further panel review.” The order does not provide any specific timing for, or guidance on, next steps, but it is possible that the Second Circuit may request additional proceedings on the merits. The Second Circuit has not yet issued further instructions.
Procedural History of the FitzSimons Action
Similar to the State Law Constructive Fraudulent Transfer Cases, the FitzSimons Action was transferred to the District Court for pre-trial purposes. On November 20,
2013, the judge entered an order stating that the FitzSimons Action would remain with the District Court. On January 6, 2017, the District Court dismissed the actual fraudulent transfer claims against the shareholder defendants, including the Subject Fund, without leave to replead. Because of a procedural issue, the Trustee cannot automatically appeal the decision, but must first obtain permission from the District Court. On February 1, 2017, the Trustee sought leave to file a motion for certification of the Motion to Dismiss. On February 23, 2017, the District Court issued an order stating that it intended to delay certification of the Motion to Dismiss until certain other pending motions to dismiss (not involving the shareholder defendants) were resolved.
On July 18, 2017, the Trustee sought permission from the District Court to file a motion seeking leave to amend its complaint to include a constructive fraudulent transfer claim based on the anticipated ruling in Merit Management. On August 24, 2017, the District Court denied the request without prejudice, but noted that affirmance of Merit Management would give the Trustee a strong argument that he should be allowed to amend his complaint. On March 8, 2018, the Trustee renewed his request to amend his complaint to add a constructive fraudulent transfer claim in light of the Merit Management decision. On March 13, 2018, counsel for a number of shareholder defendants (including counsel for the Subject Fund) filed an opposition.
On June 18, 2018, the District Court entered an order staying any decision on the Trustee’s request on the grounds that it would be preferable to hold off until the Second Circuit issued a further ruling in the State Law Constructive Fraudulent Transfer Cases. The District Court also instructed the parties to file a joint letter indicating their views on proceeding with efforts to seek to achieve a global resolution of the case. On July 9, 2018, the parties submitted a joint letter that voiced general support for a broad based mediation effort.
On November 30, 2018, Judge Sullivan granted motions to dismiss brought by certain Tribune directors and officers. This decision does not directly impact the shareholder defendants, and because his granting of a motion to dismiss did not resolve all of the motions, it did not facilitate an appeal of the dismissal of claims against the shareholder defendants (which was issued over two years ago). On December 1, 2018, the FitzSimons Action (along with all other Tribune cases still pending in the District Court) were reassigned from Judge Sullivan to Judge Denise Cote. On December 17, 2018, the Trustee filed a motion for reconsideration of Judge Sullivan’s decision. On February 12, 2019, Judge Cote denied the Trustee’s motion for reconsideration in its entirety.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2019 (continued)

NOTE 13 — LITIGATION (continued)

On March 27, 2019, Judge Cote lifted the stay previously imposed by Judge Sullivan and allowed the Trustee to move to amend the complaint to assert a constructive fraudulent transfer claim. The Trustee filed his motion on April 4, 2019. The shareholder defendants’ opposition was filed on April 12, 2019. On April 23, 2019, Judge Cote denied the Trustee’s motion. Significantly, Judge Cote held that Tribune qualifies as a “financial institution” under section 546(e) of the Bankruptcy Code.
On July 12, 2019, the Trustee filed a notice of appeal from, among other things, Judge Sullivan’s January 6, 2017 order and Judge Cote’s April 23, 2019 order.
Potential Exposure
For the Subject Fund, if the plaintiffs obtain further review of the dismissal of the FitzSimons Action or the State Law Constructive Fraudulent Transfer Cases, and the decision to dismiss these cases is ultimately overturned, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $1,258,340), plus any pre-judgement granted by the court. The Subject Fund believes the claims raised in these actions are without merit and intends to vigorously defend against them.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13will be effective for annual periods beginning after December 15, 2019.
As of May 31, 2019, management of the Funds are currently assessing the potential impact to the financial statements that may result from adopting these ASUs.
NOTE 15 — SUBSEQUENT EVENTS
Dividends: Subsequent to May 31, 2019, the following Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Large Cap Value
Class A	$0.0627	July 2, 2019	June 28, 2019
Class C	$0.0407	July 2, 2019	June 28, 2019
Class I	$0.0725	July 2, 2019	June 28, 2019
Class O	$0.0621	July 2, 2019	June 28, 2019
Class P3	$0.0730	July 2, 2019	June 28, 2019
Class R	$0.0524	July 2, 2019	June 28, 2019
Class R6	$0.0731	July 2, 2019	June 28, 2019
Class W	$0.0695	July 2, 2019	June 28, 2019
Real Estate
Class A	$0.0906	July 2, 2019	June 28, 2019
Class C	$0.0635	July 2, 2019	June 28, 2019
Class I	$0.1006	July 2, 2019	June 28, 2019
Class O	$0.0909	July 2, 2019	June 28, 2019
Class P3	$0.0674	July 2, 2019	June 28, 2019
Class R	$0.0830	July 2, 2019	June 28, 2019
Class R6	$0.1038	July 2, 2019	June 28, 2019
Class W	$0.0966	July 2, 2019	June 28, 2019
U.S. High Dividend Low Volatility
Class A	$0.0705	July 2, 2019	June 28, 2019
Class I	$0.0771	July 2, 2019	June 28, 2019
Class P3	$0.0769	July 2, 2019	June 28, 2019
Class conversion: On May 23, 2019, the Board approved the conversion for Large Cap Value, MidCap Opportunities and Real Estate Class O shares to Class A shares of the same fund. Beginning on or about the close of business on November 22, 2019, all outstanding Class O shares of each respective fund will be converted to Class A shares of the same fund.
On May 23, 2019, the Board approved the conversion for the funds’ Class C shares to Class A shares of the same fund, except for Multi-Manager Mid Cap Value, SMID Cap Growth and U.S. High Dividend Low Volatility, which do not have Class C shares. Beginning on or about January 2, 2020, all outstanding Class C shares of each respective fund will automatically convert to Class A shares of the same fund after they have been held for a ten-year holding period.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large-Cap Growth Fund	as of May 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Communication Services: 11.3%
44,597	(1)	Alphabet, Inc. - Class A	$49,346,581	4.8
20,756	(1)	Alphabet, Inc. - Class C	22,906,944	2.2
400,841		Comcast Corp. – Class A	16,434,481	1.6
85,580	(1)	Facebook, Inc. - Class A	15,187,883	1.5
82,526	(1)	Take-Two Interactive Software, Inc.	8,925,187	0.9
51,795		Other Securities	3,767,568	0.3
			116,568,644	11.3
		Consumer Discretionary: 15.4%
41,318	(1)	Amazon.com, Inc.	73,342,342	7.1
57,907		Domino’s Pizza, Inc.	16,185,007	1.6
87,544		Hilton Worldwide Holdings, Inc.	7,829,935	0.8
138,305		Home Depot, Inc.	26,257,204	2.5
65,575	(1)	O’Reilly Automotive, Inc.	24,352,588	2.4
110,980		Ross Stores, Inc.	10,320,030	1.0
			158,287,106	15.4
		Consumer Staples: 5.8%
80,497		Church & Dwight Co., Inc.	5,989,782	0.6
78,695		Constellation Brands, Inc.	13,885,733	1.4
147,491		Hershey Co.	19,462,912	1.9
260,117		Philip Morris International, Inc.	20,062,824	1.9
			59,401,251	5.8
		Energy: 0.5%
56,257		Other Securities	5,513,749	0.5
		Financials: 4.5%
168,097		E*Trade Financial Corp.	7,530,746	0.7
137,074		Intercontinental Exchange, Inc.	11,268,853	1.1
146,761		Progressive Corp.	11,635,212	1.1
73,969		S&P Global, Inc.	15,820,490	1.6
			46,255,301	4.5
		Health Care: 12.9%
270,639		Baxter International, Inc.	19,875,728	1.9
435,304	(1)	Boston Scientific Corp.	16,720,027	1.6
112,863		Eli Lilly & Co.	13,085,336	1.3
144,613		Merck & Co., Inc.	11,454,796	1.1
41,887		Thermo Fisher Scientific, Inc.	11,182,991	1.1
127,865		UnitedHealth Group, Inc.	30,917,757	3.0
88,665	(1)	Vertex Pharmaceuticals, Inc.	14,734,350	1.4
109,102		Zoetis, Inc.	11,024,757	1.1
11,525	(2)	Other Securities	3,537,138	0.4
			132,532,880	12.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 11.7%
189,211		Ametek, Inc.	$15,494,489	1.5
71,791		Boeing Co.	24,524,524	2.4
274,445		Delta Air Lines, Inc.	14,133,917	1.4
114,794		Honeywell International, Inc.	18,861,802	1.8
155,569		Ingersoll-Rand PLC - Class A	18,410,035	1.8
52,103		L3 Technologies, Inc.	12,612,052	1.2
151,254		Waste Management, Inc.	16,539,625	1.6
			120,576,444	11.7
		Information Technology: 31.5%
243,380		Apple, Inc.	42,608,537	4.1
56,314		Broadcom, Inc.	14,170,855	1.4
162,752		Cognizant Technology Solutions Corp.	10,079,231	1.0
187,790	(1)	Fiserv, Inc.	16,123,649	1.6
182,577	(1)	GoDaddy, Inc.	13,583,729	1.3
82,127		Intuit, Inc.	20,108,796	1.9
64,871		Lam Research Corp.	11,327,125	1.1
685,734		Microsoft Corp.	84,811,581	8.2
84,601		Motorola Solutions, Inc.	12,685,920	1.2
128,161		NXP Semiconductor NV - NXPI - US	11,298,674	1.1
122,771	(1)	Salesforce.com, Inc.	18,588,757	1.8
66,211	(1)	Splunk, Inc.	7,547,392	0.7
240,857		Visa, Inc. - Class A	38,857,460	3.8
97,670		VMware, Inc.	17,285,637	1.7
46,589		Other Securities	5,817,568	0.6
			324,894,911	31.5
		Materials: 1.7%
112,106	(1)	Crown Holdings, Inc.	6,214,035	0.6
133,163		Other Securities	11,570,293	1.1
			17,784,328	1.7
		Real Estate: 2.6%
79,412		American Tower Corp.	16,578,843	1.6
99,626		Extra Space Storage, Inc.	10,675,922	1.0
			27,254,765	2.6
		Total Common Stock (Cost $828,594,677)	1,009,069,379	97.9
SHORT-TERM INVESTMENTS: 1.9%
		Mutual Funds: 1.9%
19,245,000	(3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280% (Cost $19,245,000)	19,245,000	1.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large-Cap Growth Fund	as of May 31, 2019 (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $19,245,000)	$19,245,000	1.9
Total Investments in Securities (Cost $847,839,677)	$1,028,314,379	99.8
Assets in Excess of Other Liabilities	1,782,992	0.2
Net Assets	$1,030,097,371	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Rate shown is the 7-day yield as of May 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$1,009,069,379	$—	$—	$1,009,069,379
Short-Term Investments	19,245,000	—	—	19,245,000
Total Investments, at fair value	$1,028,314,379	$—	$—	$1,028,314,379

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $852,731,447.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$194,914,764
Gross Unrealized Depreciation	(19,331,831)
Net Unrealized Appreciation	$175,582,933
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of May 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.2%
	Communication Services: 7.4%
273,387	AT&T, Inc.	$8,360,175	1.1
420,589	Comcast Corp. – Class A	17,244,149	2.3
302,940	Verizon Communications, Inc.	16,464,789	2.2
101,407	Walt Disney Co.	13,389,780	1.8
		55,458,893	7.4
	Consumer Discretionary: 4.3%
89,150	McDonald’s Corp.	17,675,771	2.4
68,221	Ralph Lauren Corp.	7,172,074	1.0
67,553	Other Securities	6,426,992	0.9
		31,274,837	4.3
	Consumer Staples: 8.9%
232,195	Coca-Cola Co.	11,407,740	1.6
324,543	Mondelez International, Inc.	16,503,012	2.2
200,822	Procter & Gamble Co.	20,666,592	2.8
168,402	Walmart, Inc.	17,082,699	2.3
		65,660,043	8.9
	Energy: 8.2%
159,480	ConocoPhillips	9,402,941	1.3
86,868	EOG Resources, Inc.	7,112,752	1.0
350,969	Exxon Mobil Corp.	24,838,076	3.4
117,265	Valero Energy Corp.	8,255,456	1.1
140,585	Other Securities	10,487,178	1.4
		60,096,403	8.2
	Financials: 21.0%
957,147	Bank of America Corp.	25,460,110	3.5
141,384	Discover Financial Services	10,540,177	1.4
244,362	Hartford Financial Services Group, Inc.	12,868,103	1.8
152,766	Intercontinental Exchange, Inc.	12,558,893	1.7
341,775	JPMorgan Chase & Co.	36,214,479	4.9
131,263	Progressive Corp.	10,406,531	1.4
52,765	Reinsurance Group of America, Inc.	7,812,386	1.1
161,437	US Bancorp	8,104,137	1.1
195,789	Zions Bancorp NA	8,432,632	1.1
260,714	Other Securities	21,702,360	3.0
		154,099,808	21.0
	Health Care: 14.5%
205,021	Johnson & Johnson	26,888,504	3.7
132,710	Medtronic PLC	12,286,292	1.7
189,621	Merck & Co., Inc.	15,019,879	2.0
131,126	Novartis AG ADR	11,229,631	1.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
470,431		Pfizer, Inc.	$19,532,295	2.7
71,807		Zimmer Biomet Holdings, Inc.	8,180,972	1.1
150,412	(1)	Other Securities	13,352,423	1.8
			106,489,996	14.5
		Industrials: 7.1%
151,647		Emerson Electric Co.	9,135,216	1.3
81,133		Honeywell International, Inc.	13,330,963	1.8
60,477		Norfolk Southern Corp.	11,801,482	1.6
28,022		Roper Technologies, Inc.	9,637,326	1.3
49,954		Union Pacific Corp.	8,331,328	1.1
			52,236,315	7.1
		Information Technology: 9.4%
37,643		Broadcom, Inc.	9,472,485	1.3
330,636		Cisco Systems, Inc.	17,202,991	2.3
90,857		Microsoft Corp.	11,237,194	1.5
85,271		Motorola Solutions, Inc.	12,786,386	1.7
160,850		Qualcomm, Inc.	10,747,997	1.5
134,537	(1)	Other Securities	8,007,657	1.1
			69,454,710	9.4
		Materials: 3.8%
85,268		Air Products & Chemicals, Inc.	17,359,712	2.4
194,436	(2)	BHP Group Ltd. ADR	10,093,173	1.4
			27,452,885	3.8
		Real Estate: 5.3%
89,060		Camden Property Trust	9,205,241	1.3
104,488		Crown Castle International Corp.	13,584,485	1.8
165,341		Highwoods Properties, Inc.	7,251,856	1.0
77,993		Mid-America Apartment Communities, Inc.	8,905,241	1.2
			38,946,823	5.3
		Utilities: 7.3%
128,018		Ameren Corp.	9,388,840	1.3
128,026		American Electric Power Co., Inc.	11,025,599	1.5
96,399		Entergy Corp.	9,357,451	1.3
207,918		Exelon Corp.	9,996,697	1.4
68,418		NextEra Energy, Inc.	13,561,132	1.8
			53,329,719	7.3
		Total Common Stock (Cost $634,526,972)	714,500,432	97.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of May 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
		Repurchase Agreements: 1.4%
2,413,079	(3)	Bank of Montreal, Repurchase Agreement dated 05/31/19, 2.49%, due 06/03/19 (Repurchase Amount $2,413,573, collateralized by various U.S. Government Agency Obligations, 3.000%-4.584%, Market Value plus accrued interest $2,461,341, due 11/01/27-02/01/49)	$2,413,079	0.4
714,675	(3)	BNP Paribas S.A., Repurchase Agreement dated 05/31/19, 2.48%, due 06/03/19 (Repurchase Amount $714,821, collateralized by various U.S. Government Securities, 0.000%-7.250%, Market Value plus accrued interest $728,969, due 06/04/19-09/09/49)	714,675	0.1
2,413,079	(3)	Citigroup, Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $2,413,575, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,461,341, due 06/11/19-04/20/69)	2,413,079	0.3
2,413,079	(3)	Nomura Securities, Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $2,413,575, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,461,341, due 06/15/19-04/20/69)	2,413,079	0.3
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements (continued)
2,413,079	(3)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $2,413,575, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $2,461,341, due 06/06/19-04/01/51)	$2,413,079	0.3
			10,366,991	1.4
Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.6%
19,070,000	(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280% (Cost $19,070,000)	19,070,000	2.6
		Total Short-Term Investments (Cost $29,436,991)	29,436,991	4.0
		Total Investments in Securities (Cost $663,963,963)	$743,937,423	101.2
		Liabilities in Excess of Other Assets	(8,851,591)	(1.2)
		Net Assets	$735,085,832	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
The grouping contains non-income producing securities.

(2)
Security, or a portion of the security, is on loan.

(3)
Represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of May 31, 2019.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of May 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$714,500,432	$—	$—	$714,500,432
Short-Term Investments	19,070,000	10,366,991	—	29,436,991
Total Investments, at fair value	$733,570,432	$10,366,991	$—	$743,937,423

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $665,186,159.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$104,296,182
Gross Unrealized Depreciation	(25,540,637)
Net Unrealized Appreciation	$78,755,545
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Communication Services: 4.3%
259,428	(1)(2)	Live Nation Entertainment, Inc.	$15,778,411	1.3
171,743	(2)	Take-Two Interactive Software, Inc.	18,574,006	1.6
169,113	(1)	World Wrestling Entertainment, Inc.	12,301,280	1.0
79,330		Other Securities	4,258,434	0.4
			50,912,131	4.3
		Consumer Discretionary: 15.1%
16,452	(2)	Autozone, Inc.	16,898,014	1.4
130,049		Darden Restaurants, Inc.	15,127,300	1.3
97,201		Domino’s Pizza, Inc.	27,167,679	2.3
261,202		Hilton Worldwide Holdings, Inc.	23,361,907	2.0
280,979	(2)	Norwegian Cruise Line Holdings Ltd.	15,372,361	1.3
97,246	(2)	O’Reilly Automotive, Inc.	36,114,247	3.0
274,331		Ross Stores, Inc.	25,510,040	2.2
289,048	(3)	Other Securities	19,561,702	1.6
			179,113,250	15.1
		Consumer Staples: 3.4%
184,171		Church & Dwight Co., Inc.	13,704,164	1.2
147,453		Hershey Co.	19,457,898	1.6
362,888	(3)(4)	Other Securities	7,275,904	0.6
			40,437,966	3.4
		Energy: 0.8%
143,889	(3)	Other Securities	8,957,668	0.8
		Financials: 6.8%
67,685		Factset Research Systems, Inc.	18,829,967	1.6
100,712		Moody’s Corp.	18,418,210	1.6
59,976		MSCI, Inc. - Class A	13,195,320	1.1
456,186		Other Securities	30,067,590	2.5
			80,511,087	6.8
		Health Care: 14.3%
143,753	(2)	BioMarin Pharmaceutical, Inc.	11,822,247	1.0
399,949	(2)	Centene Corp.	23,097,055	2.0
148,240	(2)	Edwards Lifesciences Corp.	25,304,568	2.1
308,728		Encompass Health Corp.	18,190,254	1.5
154,345	(1)(2)	Exact Sciences Corp.	15,994,772	1.4
89,471	(2)	Idexx Laboratories, Inc.	22,347,172	1.9
140,515	(2)	PRA Health Sciences, Inc.	12,186,866	1.0
116,650	(2)	Veeva Systems, Inc.	17,997,928	1.5
262,063	(3)(4)	Other Securities	22,056,563	1.9
			168,997,425	14.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 15.1%
287,732		Ametek, Inc.	$23,562,373	2.0
227,540		Delta Air Lines, Inc.	11,718,310	1.0
141,674		Hubbell, Inc.	16,227,340	1.4
214,943		Ingersoll-Rand PLC - Class A	25,436,355	2.1
89,646		L3 Technologies, Inc.	21,699,711	1.8
629,434		Quanta Services, Inc.	21,879,126	1.8
227,474		Spirit Aerosystems Holdings, Inc.	18,434,493	1.6
275,960		Waste Connections, Inc.	26,116,854	2.2
53,151		WW Grainger, Inc.	13,909,085	1.2
			178,983,647	15.1
		Information Technology: 32.0%
103,469	(2)	Aspen Technology, Inc.	11,755,113	1.0
254,011		Broadridge Financial Solutions, Inc. ADR	31,718,354	2.7
167,682	(2)	EPAM Systems, Inc.	28,940,236	2.4
138,349	(2)	Euronet Worldwide, Inc.	21,449,629	1.8
286,141	(1)(2)	Fiserv, Inc.	24,568,066	2.1
293,592		Flir Systems, Inc.	14,189,301	1.2
362,850	(2)	GoDaddy, Inc.	26,996,040	2.3
71,529	(1)(2)	HubSpot, Inc.	12,394,545	1.0
123,611		Lam Research Corp.	21,583,717	1.8
407,999		Maxim Integrated Products	21,456,667	1.8
101,989		Motorola Solutions, Inc.	15,293,251	1.3
143,221		NXP Semiconductor NV - NXPI - US	12,626,363	1.1
149,402	(2)	Proofpoint, Inc.	16,786,809	1.4
796,416	(2)	Pure Storage, Inc.	12,631,158	1.1
185,356	(2)	Splunk, Inc.	21,128,730	1.8
230,920	(2)	Synopsys, Inc.	26,888,325	2.3
227,156		Total System Services, Inc.	28,060,581	2.4
182,998	(2)	Zendesk, Inc.	15,417,582	1.3
496,682	(3)(4)	Other Securities	14,430,300	1.2
			378,314,767	32.0
		Materials: 3.4%
549,741	(3)	Other Securities	40,418,329	3.4
		Real Estate: 2.6%
179,380		Equity Lifestyle Properties, Inc.	21,823,371	1.8
83,301		Other Securities	8,926,535	0.8
			30,749,906	2.6
		Total Common Stock (Cost $1,057,671,952)	1,157,396,176	97.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
		Commercial Paper: 0.1%
500,000	(5)	BASF SE, 2.490%, 06/27/ 2019	$499,082	0.1
500,000	(5)	Schlumberger Ltd., 2.490%, 07/12/2019	498,573	0.0
			997,655	0.1
		Floating Rate Notes: 0.7%
500,000	(5)	Bank Of America Corp., 2.530%, 11/12/2019	500,000	0.1
300,000	(5)	Bank Of America Corp., 2.570%, 11/07/2019	300,038	0.0
409,000	(5)	Bedford Row Funding, 2.540%, 11/25/2019	408,985	0.0
400,000	(5)	Credit Agricole Group, 2.600%, 11/07/2019	400,033	0.0
400,000	(5)	HSBC Holdings PLC, 2.580%, 11/08/2019	400,036	0.0
300,000	(5)	J.P. Morgan Securities LLC, 2.570%, 11/08/2019	300,003	0.0
500,000	(5)	Lloyds Bank PLC, 2.560%, 11/15/2019	500,021	0.1
400,000	(5)	Lloyds Bank PLC, 2.570%, 11/13/2019	400,020	0.0
500,000	(5)	Mitsubishi UFJ Financial Group, Inc., 2.560%, 11/18/2019	499,979	0.1
300,000	(5)	Mitsubishi UFJ Financial Group, Inc., 2.590%, 11/07/2019	299,989	0.0
300,000	(5)	Mizuho Financial Group Inc., 2.550%, 11/25/2019	299,987	0.0
400,000	(5)	Mizuho Financial Group Inc., 2.560%, 11/20/2019	399,988	0.1
500,000	(5)	National Australia Bank Ltd., 2.520%, 11/15/2019	499,970	0.0
400,000	(5)	National Bank Of Canada, 2.570%, 11/06/2019	400,015	0.0
300,000	(5)	Natixis S.A., 2.560%, 11/08/2019	300,003	0.0
300,000	(5)	Skandinaviska Enskilda Banken AB, 2.550%, 11/13/2019	300,015	0.0
300,000	(5)	Skandinaviska Enskilda Banken AB, 2.570%, 11/08/2019	300,020	0.1
400,000	(5)	State Street Bank & Trust Co., 2.530%, 11/15/2019	399,983	0.0
400,000	(5)	Sumitomo Mitsui Trust Holdings, Inc., 2.570%, 09/09/2019	400,011	0.0
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Floating Rate Notes (continued)
500,000	(5)	The Sumitomo Mitsui Financial Group, 2.550%, 11/18/2019	$499,992	0.1
300,000	(5)	The Sumitomo Mitsui Financial Group, 2.590%, 11/08/2019	300,007	0.0
500,000	(5)	Toronto-Dominion Bank, 2.530%, 11/18/2019	499,979	0.1
			8,609,074	0.7
		Repurchase Agreements: 2.0%
7,643,863	(5)	Bank of America Securities Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $7,645,434, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%- 10.500%, Market Value plus accrued interest $7,796,740, due 06/15/19-01/01/57)	7,643,863	0.7
7,633,168	(5)	Bank of Nova Scotia, Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $7,634,736, collateralized by various U.S. Government Agency Obligations, 2.440%-6.500%, Market Value plus accrued interest $7,787,453, due 11/01/20-05/01/58)	7,633,168	0.6
7,643,863	(5)	Citigroup, Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $7,645,434, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%- 10.000%, Market Value plus accrued interest $7,796,740, due 06/11/19-04/20/69)	7,643,863	0.7
			22,920,894	2.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2019 (continued)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 1.2%
14,549,000	(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280% (Cost $14,549,000)	$14,549,000	1.2
		Total Short-Term Investments (Cost $47,076,623)	47,076,623	4.0
		Total Investments in Securities (Cost $1,104,748,575)	$1,204,472,799	101.8
		Liabilities in Excess of Other Assets	(21,399,873)	(1.8)
		Net Assets	$1,183,072,926	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Security, or a portion of the security, is on loan.

(2)
Non-income producing security.

(3)
The grouping contains non-income producing securities.

(4)
The grouping contains securities on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of May 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$1,157,396,176	$—	$—	$1,157,396,176
Short-Term Investments	14,549,000	32,527,623	—	47,076,623
Total Investments, at fair value	$1,171,945,176	$32,527,623	$—	$1,204,472,799

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $1,110,841,938.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$142,158,886
Gross Unrealized Depreciation	(48,528,025)
Net Unrealized Appreciation	$93,630,861

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.4%
		Communication Services: 1.4%
51,651	(1)	Other Securities	$1,567,101	1.4
		Consumer Discretionary: 9.8%
13,313		Carter’s, Inc.	1,119,756	1.0
6,060	(2)	Mohawk Industries, Inc.	821,433	0.7
12,901		PVH Corp.	1,099,036	0.9
19,609		Ross Stores, Inc.	1,823,441	1.6
308,871	(1)(3)	Other Securities	6,459,052	5.6
			11,322,718	9.8
		Consumer Staples: 2.8%
7,400		Tyson Foods, Inc.	561,586	0.5
76,815	(1)	Other Securities	2,727,187	2.3
			3,288,773	2.8
		Energy: 3.5%
6,571		Pioneer Natural Resources Co.	932,819	0.8
230,005	(1)(3)	Other Securities	3,126,241	2.7
			4,059,060	3.5
		Financials: 18.0%
6,800		Allstate Corp.	649,468	0.6
5,400		Ameriprise Financial, Inc.	746,442	0.6
24,527		CIT Group, Inc.	1,166,014	1.0
18,200		Citizens Financial Group, Inc.	592,956	0.5
35,817		CNO Financial Group, Inc.	562,685	0.5
7,800		Discover Financial Services	581,490	0.5
20,909		East West Bancorp, Inc.	893,232	0.8
23,200		Fifth Third Bancorp	614,800	0.5
12,838		First Republic Bank	1,245,543	1.1
21,709		Fidelity National Financial, Inc.	836,882	0.7
9,700		Lincoln National Corp.	576,665	0.5
6,731		Reinsurance Group of America, Inc.	996,592	0.9
21,826		SEI Investments Co.	1,096,756	0.9
99,835		SLM Corp.	949,431	0.8
10,800		SunTrust Banks, Inc.	648,108	0.6
22,371		Unum Group	704,463	0.6
401,283	(1)	Other Securities	8,058,074	6.9
			20,919,601	18.0
		Health Care: 6.5%
21,263		Agilent Technologies, Inc.	1,425,684	1.2
7,720		Becton Dickinson & Co.	1,802,157	1.6
9,802	(2)	Laboratory Corp. of America Holdings	1,593,903	1.4
55,108	(1)(3)	Other Securities	2,718,899	2.3
			7,540,643	6.5
		Industrials: 17.2%
43,365		Air Lease Corp.	1,561,140	1.3
5,000		Cummins, Inc.	753,800	0.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
14,935		EMCOR Group, Inc.	$1,203,164	1.0
25,138		Hexcel Corp.	1,829,795	1.6
23,820		Jacobs Engineering Group, Inc.	1,793,408	1.6
44,141	(2)	JetBlue Airways Corp.	760,549	0.7
2,916		Roper Technologies, Inc.	1,002,871	0.9
9,687		Wabtec Corp.	604,275	0.5
296,505	(1)	Other Securities	10,369,073	8.9
			19,878,075	17.2
		Information Technology: 13.0%
13,921	(2)	Euronet Worldwide, Inc.	2,158,312	1.8
46,987		Genpact Ltd.	1,698,580	1.5
24,536	(2)	Keysight Technologies, Inc.	1,843,389	1.6
285,898	(1)	Other Securities	9,356,012	8.1
			15,056,293	13.0
		Materials: 5.3%
11,324		Albemarle Corp.	716,809	0.6
14,249		Cabot Corp.	569,105	0.5
8,118		Celanese Corp.	770,642	0.7
153,497	(1)	Other Securities	4,075,793	3.5
			6,132,349	5.3
		Real Estate: 13.2%
9,562		Alexandria Real Estate Equities, Inc.	1,399,972	1.2
33,209		Brixmor Property Group, Inc.	569,534	0.5
36,298	(2)	CBRE Group, Inc.	1,658,819	1.4
3,258		Equinix, Inc.	1,582,704	1.4
16,651		Gaming and Leisure Properties, Inc.	657,548	0.6
15,298		Mid-America Apartment Communities, Inc.	1,746,726	1.5
21,742		Park Hotels & Resorts, Inc.	600,514	0.5
494,047	(1)(3)	Other Securities	7,110,810	6.1
			15,326,627	13.2
		Utilities: 4.7%
7,900		Entergy Corp.	766,853	0.7
15,300		Exelon Corp.	735,624	0.6
13,900		Public Service Enterprise Group, Inc.	816,764	0.7
13,503		UGI Corp.	696,890	0.6
57,109		Other Securities	2,468,119	2.1
			5,484,250	4.7
		Total Common Stock (Cost $112,101,566)	110,575,490	95.4

Voya Multi-Manager Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.5%
		Repurchase Agreements: 0.5%
595,074	(4)	Bank of Nova Scotia, Repurchase Agreement dated 05/31/19, 2.48%, due 06/03/19 (Repurchase Amount $595,195, collateralized by various U.S. Government Securities, 0.000%-2.750%, Market Value plus accrued interest $606,416, due 09/12/19- 09/09/49) (Cost $595,074)	$595,074	0.5
Shares			Value	Percentage of Net Assets
		Mutual Funds: 3.0%
3,470,179	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.300% (Cost $3,470,179)	3,470,179	3.0
		Total Short-Term Investments (Cost $4,065,253)	4,065,253	3.5

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $116,166,819)	$114,640,743	98.9
Assets in Excess of Other Liabilities	1,299,276	1.1
Net Assets	$115,940,019	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of May 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2019
Asset Table
Investments, at fair value
Common Stock
Communication Services	$1,269,102	$297,999	$—	$1,567,101
Consumer Discretionary	11,322,718	—	—	11,322,718
Consumer Staples	3,288,773	—	—	3,288,773
Energy	4,059,060	—	—	4,059,060
Financials	20,640,852	278,749	—	20,919,601
Health Care	7,540,643	—	—	7,540,643
Industrials	19,670,945	207,130	—	19,878,075
Information Technology	15,056,293	—	—	15,056,293
Materials	5,949,319	183,030	—	6,132,349
Real Estate	15,326,627	—	—	15,326,627
Utilities	5,484,250	—	—	5,484,250
Total Common Stock	109,608,582	966,908	—	110,575,490
Short-Term Investments	3,470,179	595,074	—	4,065,253
Total Investments, at fair value	$113,078,761	$1,561,982	$—	$114,640,743

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Voya Multi-Manager Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2019 (continued)

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(626)
Total	$(626)
At May 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $117,196,250.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$14,194,756
Gross Unrealized Depreciation	(16,690,201)
Net Unrealized Depreciation	$(2,495,445)

PORTFOLIO OF INVESTMENTS
Voya Real Estate Fund	as of May 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Diversified REITs: 5.5%
87,308	Liberty Property Trust	$4,144,511	1.1
308,456	STORE Capital Corp.	10,555,364	2.9
627,742	VEREIT, Inc.	5,574,349	1.5
		20,274,224	5.5
	Health Care REITs: 11.5%
376,180	HCP, Inc.	11,928,668	3.3
421,742	Healthcare Trust of America, Inc.	12,141,952	3.3
219,885	Welltower, Inc.	17,859,060	4.9
		41,929,680	11.5
	Hotel & Resort REITs: 6.5%
82,382	DiamondRock Hospitality Co.	816,406	0.2
492,280	Host Hotels & Resorts, Inc.	8,915,191	2.5
214,670	MGM Growth Properties LLC	6,601,102	1.8
142,140	Pebblebrook Hotel Trust	3,955,756	1.1
42,624	Ryman Hospitality Properties	3,407,789	0.9
		23,696,244	6.5
	Hotels, Resorts & Cruise Lines: 0.4%
16,294	Hilton Worldwide Holdings, Inc.	1,457,335	0.4
	Industrial REITs: 10.4%
188,061	Americold Realty Trust	5,886,309	1.6
280,256	Duke Realty Corp.	8,432,903	2.3
266,878	ProLogis, Inc.	19,660,902	5.4
145,716	STAG Industrial, Inc.	4,251,993	1.1
		38,232,107	10.4
	Office REITs: 14.2%
62,483	Alexandria Real Estate Equities, Inc.	9,148,136	2.5
25,559	Boston Properties, Inc.	3,343,884	0.9
194,400	Brandywine Realty Trust	2,937,384	0.8
258,058	Columbia Property Trust, Inc.	5,517,280	1.5
409,656	Cousins Properties, Inc.	3,707,387	1.0
101,800	Douglas Emmett, Inc.	4,101,522	1.1
313,403	Hudson Pacific Properties, Inc.	10,470,794	2.9
258,489	Piedmont Office Realty Trust, Inc.	5,255,081	1.4
89,625	Tier REIT, Inc.	2,412,705	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Office REITs (continued)
74,828	Vornado Realty Trust	$4,955,859	1.4
		51,850,032	14.2
	Residential REITs: 18.5%
142,431	American Campus Communities, Inc.	6,597,404	1.8
81,407	AvalonBay Communities, Inc.	16,526,435	4.5
60,054	Camden Property Trust	6,207,181	1.7
240,317	Equity Residential	18,401,073	5.0
117,300	Front Yard Residential Corp.	1,341,912	0.4
319,476	Invitation Homes, Inc.	8,188,170	2.2
57,530	NexPoint Residential Trust, Inc.	2,305,802	0.6
65,078	Sun Communities, Inc.	8,217,399	2.3
		67,785,376	18.5
	Retail REITs: 12.9%
357,142	Brixmor Property Group, Inc.	6,124,985	1.7
87,452	Macerich Co.	3,177,131	0.9
142,048	Regency Centers Corp.	9,369,486	2.5
416,158	Retail Properties of America, Inc.	4,948,119	1.3
80,682	Simon Property Group, Inc.	13,077,746	3.6
100,041	Spirit Realty Capital, Inc.	4,267,749	1.2
140,550	Taubman Centers, Inc.	6,234,798	1.7
		47,200,014	12.9
	Specialized REITs: 19.6%
98,385	CoreCivic, Inc.	2,154,631	0.6
14,889	Crown Castle International Corp.	1,935,719	0.5
397,121	CubeSmart	13,390,920	3.7
58,973	CyrusOne, Inc.	3,481,766	0.9
47,399	Equinix, Inc.	23,025,960	6.3
110,629	Extra Space Storage, Inc.	11,855,004	3.2
111,272	Four Corners Property Trust, Inc.	3,200,183	0.9
82,104	QTS Realty Trust, Inc.	3,790,742	1.0
410,363	VICI Properties, Inc.	9,101,851	2.5
		71,936,776	19.6
	Total Common Stock (Cost $254,733,592)	364,361,788	99.5

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Real Estate Fund	as of May 31, 2019 (continued)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.3%
		Mutual Funds: 0.3%
1,086,766	(1)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.300% (Cost $1,086,766)	$1,086,766	0.3
		Total Short-Term Investments (Cost $1,086,766)	1,086,766	0.3

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $255,820,358)	$365,448,554	99.8
Assets in Excess of Other Liabilities	842,862	0.2
Net Assets	$366,291,416	100.0

(1)
Rate shown is the 7-day yield as of May 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$364,361,788	$—	$—	$364,361,788
Short-Term Investments	1,086,766	—	—	1,086,766
Total Investments, at fair value	$365,448,554	$—	$—	$365,448,554

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $272,556,216.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$112,679,389
Gross Unrealized Depreciation	(19,787,051)
Net Unrealized Appreciation	$92,892,338
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of May 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Communication Services: 3.3%
605,760	(1)	Vonage Holdings Corp.	$7,172,199	1.0
806,108	(2)	Other Securities	15,576,265	2.3
			22,748,464	3.3
		Consumer Discretionary: 12.8%
320,673		Bloomin Brands, Inc.	6,192,196	0.9
141,968	(3)	Cheesecake Factory	6,140,116	0.9
353,272		Extended Stay America, Inc.	6,055,082	0.9
61,287	(1)	Five Below, Inc.	7,889,475	1.2
107,690	(1)	Planet Fitness, Inc.	8,235,054	1.2
1,251,015	(2)(4)	Other Securities	52,352,222	7.7
			86,864,145	12.8
		Consumer Staples: 2.6%
231,544	(1)	Performance Food Group Co.	9,111,256	1.4
161,871	(4)	Other Securities	8,274,291	1.2
			17,385,547	2.6
		Energy : 1.3%
753,633	(2)	Other Securities	8,937,644	1.3
		Financials: 8.0%
133,707		Eagle Bancorp, Inc.	7,097,168	1.0
75,792		FirstCash, Inc.	7,179,018	1.0
137,357		Houlihan Lokey, Inc.	6,209,910	0.9
116,080		Independent Bank Group, Inc.	5,994,371	0.9
80,756		Kemper Corp.	6,701,940	1.0
247,669		United Community Banks, Inc./GA	6,565,705	1.0
458,041	(2)	Other Securities	14,741,723	2.2
			54,489,835	8.0
		Health Care: 22.6%
77,068	(1)	Amedisys, Inc.	8,655,507	1.3
102,490		Encompass Health Corp.	6,038,711	0.9
221,303	(1)	HMS Holdings Corp.	6,734,250	1.0
154,918	(1)	Merit Medical Systems, Inc.	7,998,416	1.2
98,468	(1)	Omnicell, Inc.	7,823,283	1.1
489,046	(1)	R1 RCM, Inc.	5,741,400	0.8
83,740	(1)	Repligen Corp.	5,817,418	0.9
198,941	(1)	Wright Medical Group NV	6,111,468	0.9
3,776,804	(2)(4)	Other Securities	98,893,003	14.5
			153,813,456	22.6
		Industrials: 18.8%
316,753	(1)	Air Transport Services Group, Inc.	6,949,561	1.0
126,386	(1)	ASGN, Inc.	6,411,562	0.9
115,743		Brink’s Co.	8,912,211	1.3
104,039		EMCOR Group, Inc.	8,381,382	1.2
153,134	(1)	Generac Holdings, Inc.	8,445,340	1.2
69,593		John Bean Technologies Corp.	7,136,762	1.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
117,654		Simpson Manufacturing Co., Inc.	$7,158,069	1.1
130,316	(1)	Trex Co., Inc.	7,795,503	1.2
78,266		Watts Water Technologies, Inc.	6,370,070	0.9
81,424		Woodward, Inc.	8,868,702	1.3
999,106	(2)	Other Securities	51,306,032	7.6
			127,735,194	18.8
		Information Technology: 20.9%
310,843	(1)	ACI Worldwide, Inc.	9,779,121	1.4
133,091	(1)	Advanced Energy Industries, Inc.	6,677,175	1.0
32,058	(1)	CACI International, Inc.	6,524,444	1.0
159,548	(1)	Cornerstone OnDemand, Inc.	8,492,740	1.2
185,159	(1)	Cray, Inc.	6,482,417	0.9
204,786		Entegris, Inc.	7,032,351	1.0
119,413	(1)	Envestnet, Inc.	7,989,924	1.2
218,438	(1)	Evo Payments, Inc.	6,430,815	0.9
134,279	(1)	ExlService Holdings, Inc.	7,957,374	1.2
118,315		j2 Global, Inc.	9,972,771	1.5
151,839	(1)	Lumentum Holdings, Inc.	6,144,924	0.9
62,380	(1)	Paylocity Holding Corp.	6,251,724	0.9
114,324	(1)	Rapid7, Inc.	5,973,429	0.9
146,359	(1)	Semtech Corp.	5,829,479	0.9
66,513	(1)	Silicon Laboratories, Inc.	6,223,621	0.9
1,005,368	(2)	Other Securities	34,573,999	5.1
			142,336,308	20.9
		Materials: 4.3%
264,857		PolyOne Corp.	6,655,857	1.0
95,672		Sensient Technologies Corp.	6,476,994	1.0
562,343		Other Securities	15,785,485	2.3
			28,918,336	4.3
		Real Estate: 3.8%
342,868		Americold Realty Trust	10,731,768	1.6
74,977		EastGroup Properties, Inc.	8,322,447	1.2
243,577		Other Securities	6,674,458	1.0
			25,728,673	3.8
		Total Common Stock (Cost $687,280,651)	668,957,602	98.4
EXCHANGE-TRADED FUNDS: 0.5%
20,061	(4)	Other Securities	3,762,842	0.5
		Total Exchange-Traded Funds (Cost $3,858,533)	3,762,842	0.5
		Total Long-Term Investments (Cost $691,139,184)	672,720,444	98.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of May 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
		Repurchase Agreements: 3.4%
5,403,236	(5)	Bank of Montreal, Repurchase Agreement dated 05/31/19, 2.49%, due 06/03/19 (Repurchase Amount $5,404,342, collateralized by various U.S. Government Agency Obligations, 3.000%-4.584%, Market Value plus accrued interest $5,511,301, due 11/01/27-02/01/49)	$5,403,236	0.8
1,600,482	(5)	BNP Paribas S.A., Repurchase Agreement dated 05/31/19, 2.48%, due 06/03/19 (Repurchase Amount $1,600,808, collateralized by various U.S. Government Securities, 0.000%-7.250%, Market Value plus accrued interest $1,632,492, due 06/04/19-09/09/49)	1,600,482	0.2
5,403,236	(5)	Citigroup, Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $5,404,346, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $5,511,301, due 06/11/19-04/20/69)	5,403,236	0.8
5,403,236	(5)	MUFG Securities America Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $5,404,346, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.710%-4.967%, Market Value plus accrued interest $5,511,301, due 09/01/23-05/01/48)	5,403,236	0.8
5,403,236	(5)	Nomura Securities, Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $5,404,346, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $5,511,301, due 06/15/19-04/20/69)	5,403,236	0.8
			23,213,426	3.4
Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 1.6%
10,689,000	(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280% (Cost $10,689,000)	$10,689,000	1.6
		Total Short-Term Investments (Cost $33,902,426)	33,902,426	5.0
		Total Investments in Securities (Cost $725,041,610)	$706,622,870	103.9
		Liabilities in Excess of Other Assets	(26,840,848)	(3.9)
		Net Assets	$679,782,022	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Security, or a portion of the security, is on loan.

(4)
The grouping contains securities on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of May 31, 2019.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of May 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$668,957,602	$—	$—	$668,957,602
Exchange-Traded Funds	3,762,842	—	—	3,762,842
Short-Term Investments	10,689,000	23,213,426	—	33,902,426
Total Investments, at fair value	$683,409,444	$23,213,426	$—	$706,622,870

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $753,675,203.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$46,860,811
Gross Unrealized Depreciation	(93,913,144)
Net Unrealized Depreciation	$(47,052,333)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SMID Cap Growth Fund	as of May 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 91.6%
		Communication Services: 2.6%
692	(1)	Live Nation Entertainment, Inc.	$42,087	1.2
2,843	(2)	Other Securities	52,411	1.4
			94,498	2.6
		Consumer Discretionary: 12.7%
228	(1)	Burlington Stores, Inc.	35,700	1.0
171		Domino’s Pizza, Inc.	47,794	1.3
2,006		Extended Stay America, Inc.	34,383	0.9
556	(1)	Planet Fitness, Inc.	42,517	1.2
207		Vail Resorts, Inc.	44,528	1.2
5,620	(2)(3)	Other Securities	261,996	7.1
			466,918	12.7
		Consumer Staples: 1.5%
981	(1)	Performance Food Group Co.	38,602	1.0
408		Other Securities	16,696	0.5
			55,298	1.5
		Energy: 1.1%
2,698	(2)	Other Securities	39,520	1.1
		Financials: 6.9%
301		Cboe Global Markets, Inc.	32,670	0.9
775	(1)	Essent Group Ltd.	36,386	1.0
314		Signature Bank	35,969	1.0
3,735	(2)	Other Securities	147,374	4.0
			252,399	6.9
		Health Care: 19.4%
350	(1)	Amedisys, Inc.	39,309	1.1
316	(1)	Charles River Laboratories International, Inc.	39,642	1.1
934	(1)	Elanco Animal Health, Inc.	29,216	0.8
734		Encompass Health Corp.	43,247	1.2
300	(1)	Exact Sciences Corp.	31,089	0.8
402		Hill-Rom Holdings, Inc.	38,652	1.0
655	(1)	Merit Medical Systems, Inc.	33,818	0.9
307	(1)	Molina Healthcare, Inc.	43,674	1.2
408	(1)	PRA Health Sciences, Inc.	35,386	0.9
195	(1)	WellCare Health Plans, Inc.	53,857	1.5
7,398	(2)(3)	Other Securities	325,814	8.9
			713,704	19.4
		Industrials: 15.0%
1,505	(1)	Air Transport Services Group, Inc.	33,020	0.9
471		Brink’s Co.	36,267	1.0
270		Curtiss-Wright Corp.	30,102	0.8
699	(1)	Generac Holdings, Inc.	38,550	1.1
282		Hubbell, Inc.	32,300	0.9
221		IDEX Corp.	33,749	0.9
728		KAR Auction Services, Inc.	40,928	1.1
6,120	(2)	Other Securities	304,346	8.3
			549,262	15.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: 26.0%
1,345	(1)	ACI Worldwide, Inc.	$42,314	1.2
1,295	(1)	Advanced Micro Devices, Inc.	35,496	1.0
257	(1)	Aspen Technology, Inc.	29,198	0.8
759		Booz Allen Hamilton Holding Corp.	47,946	1.3
986		Entegris, Inc.	33,859	0.9
213	(1)	EPAM Systems, Inc.	36,762	1.0
301	(1)	Euronet Worldwide, Inc.	46,667	1.3
156	(1)	Fair Isaac Corp.	46,160	1.3
663		Flir Systems, Inc.	32,043	0.9
540	(1)	GoDaddy, Inc.	40,176	1.1
178	(1)	HubSpot, Inc.	30,844	0.8
439		Jack Henry & Associates, Inc.	57,606	1.6
208		Littelfuse, Inc.	33,948	0.9
340	(1)	Proofpoint, Inc.	38,202	1.0
541	(1)	PTC, Inc.	45,476	1.2
327		Total System Services, Inc.	40,394	1.1
242	(1)	WEX, Inc.	45,723	1.2
406	(1)	Zendesk, Inc.	34,206	0.9
4,708	(2)	Other Securities	238,420	6.5
			955,440	26.0
		Materials: 3.6%
376		Avery Dennison Corp.	39,127	1.1
577	(1)	Crown Holdings, Inc.	31,983	0.9
1,805		Other Securities	59,970	1.6
			131,080	3.6
		Real Estate: 2.8%
1,578		Americold Realty Trust	49,391	1.4
873		Hudson Pacific Properties, Inc.	29,167	0.8
687		Other Securities	23,166	0.6
			101,724	2.8
		Total Common Stock (Cost $3,315,538)	3,359,843	91.6
EXCHANGE-TRADED FUNDS: 3.4%
439	(4)	iShares Russell 2000 Growth ETF	82,343	2.3
313		iShares Russell Mid-Cap Growth ETF	41,779	1.1
		Total Exchange-Traded Funds (Cost $113,719)	124,122	3.4
		Total Long-Term Investments (Cost $3,429,257)	3,483,965	95.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SMID Cap Growth Fund	as of May 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.8%
		Repurchase Agreements: 3.5%
130,863	(5)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $130,890, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $133,480, due 06/06/19-04/01/51) (Cost $130,863)	$130,863	3.5
Shares			Value	Percentage of Net Assets
		Mutual Funds: 4.3%
157,000	(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280% (Cost $157,000)	157,000	4.3
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $287,863)	$287,863	7.8
Total Investments in Securities (Cost $3,717,120)	$3,771,828	102.8
Liabilities in Excess of Other Assets	(102,292)	(2.8)
Net Assets	$3,669,536	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains securities on loan.

(4)
Security, or a portion of the security, is on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of May 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$3,359,843	$—	$—	$3,359,843
Exchange-Traded Funds	124,122	—	—	124,122
Short-Term Investments	157,000	130,863	—	287,863
Total Investments, at fair value	$3,640,965	$130,863	$—	$3,771,828

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $3,790,857.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$260,686
Gross Unrealized Depreciation	(279,715)
Net Unrealized Depreciation	$(19,029)
See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Communication Services: 5.9%
140,421	AT&T, Inc.	$4,294,074	1.4
25,791	Omnicom Group	1,995,192	0.7
77,491	Verizon Communications, Inc.	4,211,636	1.4
35,908	Walt Disney Co.	4,741,292	1.5
110,372	Other Securities	2,809,628	0.9
		18,051,822	5.9
	Consumer Discretionary: 9.2%
56,296	eBay, Inc.	2,022,715	0.6
20,748	Home Depot, Inc.	3,939,008	1.3
18,116	McDonald’s Corp.	3,591,859	1.2
46,910	TJX Cos., Inc.	2,359,104	0.8
20,730	Yum! Brands, Inc.	2,121,716	0.7
236,633	Other Securities	14,279,151	4.6
		28,313,553	9.2
	Consumer Staples: 8.1%
50,949	Altria Group, Inc.	2,499,558	0.8
41,651	General Mills, Inc.	2,059,226	0.7
16,500	Hershey Co.	2,177,340	0.7
30,122	PepsiCo, Inc.	3,855,616	1.2
37,759	Philip Morris International, Inc.	2,912,352	0.9
44,299	Procter & Gamble Co.	4,558,810	1.5
108,251	Other Securities	7,055,431	2.3
		25,118,333	8.1
	Energy: 3.6%
36,251	Chevron Corp.	4,127,176	1.3
110,427	Other Securities	7,147,015	2.3
		11,274,191	3.6
	Financials: 15.3%
42,935	Aflac, Inc.	2,202,565	0.7
23,013	Allstate Corp.	2,197,972	0.7
38,598	Hartford Financial Services Group, Inc.	2,032,571	0.7
47,903	JPMorgan Chase & Co.	5,075,802	1.6
69,319	Wells Fargo & Co.	3,075,684	1.0
1,184,705	Other Securities	32,732,871	10.6
		47,317,465	15.3
	Health Care: 12.2%
34,398	AbbVie, Inc.	2,638,671	0.9
15,167	Amgen, Inc.	2,528,339	0.8
27,025	Baxter International, Inc.	1,984,716	0.6
53,799	Bristol-Myers Squibb Co.	2,440,861	0.8
25,957	Eli Lilly & Co.	3,009,455	1.0
38,050	Gilead Sciences, Inc.	2,368,612	0.8
43,868	Johnson & Johnson	5,753,288	1.9
49,863	Merck & Co., Inc.	3,949,648	1.3
107,717	Pfizer, Inc.	4,472,410	1.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
24,070	Zoetis, Inc.	$2,432,273	0.8
54,874	Other Securities	5,691,228	1.8
		37,269,501	12.2
	Industrials: 8.8%
15,057	Carlisle Cos., Inc.	2,007,249	0.7
26,401	Eaton Corp. PLC	1,966,610	0.6
19,660	Honeywell International, Inc.	3,230,335	1.0
24,924	Republic Services, Inc.	2,108,321	0.7
21,493	Waste Management, Inc.	2,350,259	0.8
208,763	Other Securities	15,361,454	5.0
		27,024,228	8.8
	Information Technology: 27.1%
16,716	Accenture PLC	2,976,618	1.0
32,979	Amdocs Ltd.	1,959,612	0.6
17,890	Broadridge Financial Solutions, Inc. ADR	2,233,924	0.7
85,908	Cisco Systems, Inc.	4,469,793	1.4
107,663	HP, Inc.	2,011,145	0.7
85,979	Intel Corp.	3,786,515	1.2
22,960	International Business Machines Corp.	2,915,691	0.9
103,854	Microsoft Corp.	12,844,663	4.3
65,586	Oracle Corp.	3,318,652	1.1
26,667	Paychex, Inc.	2,287,762	0.7
27,509	Texas Instruments, Inc.	2,869,464	0.9
20,644	Total System Services, Inc.	2,550,153	0.8
877,125	Other Securities	39,272,235	12.8
		83,496,227	27.1
	Materials: 2.1%
112,668	Other Securities	6,560,475	2.1
	Real Estate : 2.2%
227,355	Other Securities	6,704,664	2.2
	Utilities: 4.1%
48,531	Exelon Corp.	2,333,370	0.8
228,936	Other Securities	10,285,757	3.3
		12,619,127	4.1
	Total Common Stock (Cost $302,191,544)	303,749,586	98.6
EXCHANGE-TRADED FUNDS: 0.9%
18,061	iShares Russell 1000 ETF	2,766,042	0.9
	Total Exchange-Traded Funds (Cost $2,845,113)	2,766,042	0.9
	Total Long-Term Investments (Cost $305,036,657)	306,515,628	99.5

See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2019 (continued)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
		Mutual Funds: 0.2%
518,000	(1)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280% (Cost $518,000)	$518,000	0.2
		Total Short-Term Investments (Cost $518,000)	518,000	0.2
		Total Investments in Securities (Cost $305,554,657)	$307,033,628	99.7
		Assets in Excess of Other Liabilities	806,564	0.3
		Net Assets	$307,840,192	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
ADR
American Depositary Receipt

(1)
Rate shown is the 7-day yield as of May 31, 2019.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$303,749,586	$—	$—	$303,749,586
Exchange-Traded Funds	2,766,042	—	—	2,766,042
Short-Term Investments	518,000	—	—	518,000
Total Investments, at fair value	$307,033,628	$—	$—	$307,033,628

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $305,712,647.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$14,409,395
Gross Unrealized Depreciation	(13,088,414)
Net Unrealized Appreciation	$1,320,981
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2019 were as follows:
Fund Name	Type	Per Share Amount
Voya Large-Cap Growth Fund
Class A	NII	$0.0090
Class C	NII	$0.0001
Class I	NII	$0.1683
Class P3	NII	$0.1941
Class R	NII	$0.0001
Class R6	NII	$0.1955
Class W	NII	$0.0754
All Classes	STCG	$0.5977
All Classes	LTCG	$1.9189
Voya Large Cap Value Fund
Class A	NII	$0.1678
Class C	NII	$0.0678
Class I	NII	$0.2277
Class O	NII	$0.1011
Class P3	NII	$0.2313
Class R	NII	$0.1188
Class R6	NII	$0.2316
Class W	NII	$0.2033
All Classes	LTCG	$1.0078
Voya MidCap Opportunities Fund
All Classes	STCG	$0.8146
All Classes	LTCG	$3.1152
Voya Multi-Manager Mid Cap Value Fund
Class I	NII	$0.1268
Class P	NII	$—
Class P3	NII	$0.1274
All Classes, except Class P(1)	STCG	$0.0546
All Classes, except Class P(1)	LTCG	$1.5182
Fund Name	Type	Per Share Amount
Voya Real Estate Fund
Class A	NII	$0.2118
Class C	NII	$0.0951
Class I	NII	$0.2562
Class O	NII	$0.1272
Class P3	NII	$0.1486
Class R	NII	$0.1783
Class R6	NII	$0.2695
Class W	NII	$0.2348
All Classes	STCG	$0.0162
All Classes	LTCG	$3.3846
Voya SmallCap Opportunities Fund
All Classes	STCG	$4.4849
All Classes	LTCG	$4.2157
Voya SMID Cap Growth Fund
All Classes	STCG	$0.2525
All Classes	LTCG	$0.5996
Voya U.S. High Dividend Low Volatility Fund
Class A	NII	$0.2026
Class I	NII	$0.2402
Class P3	NII	$0.1998
All Classes	STCG	$0.1853
All Classes	LTCG	$0.2264

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
(1)
Commenced operations February 28, 2019.

Of the ordinary distributions made during the year ended May 31, 2019, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Large-Cap Growth Fund	53.15%
Voya Large Cap Value Fund	100.00%
Voya MidCap Opportunities Fund	14.76%
Voya Multi-Manager Mid Cap Value Fund	94.06%
Voya SmallCap Opportunities Fund	14.41%
Voya SMID Cap Growth Fund	13.94%
Voya U.S. High Dividend Low Volatility Fund	63.72%

TAX INFORMATION (Unaudited) (continued)

For the year ended May 31, 2019, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Large-Cap Growth Fund	53.34%
Voya Large Cap Value Fund	100.00%
Voya MidCap Opportunities Fund	15.50%
Voya Multi-Manager Mid Cap Value Fund	97.34%
Voya Real Estate Fund(1)	3.81%
Voya SmallCap Opportunities Fund	14.71%
Voya SMID Cap Growth Fund	14.49%
Voya U.S. High Dividend Low Volatility Fund	60.70%

(1)
As of the Fund's tax year ended December 31, 2018.

The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya Large-Cap Growth Fund	100.00%
Voya MidCap Opportunities Fund	100.00%
Voya Multi-Manager Mid Cap Value Fund	100.00%
Voya SmallCap Opportunities Fund	100.00%
Voya SMID Cap Growth Fund	100.00%
Voya U.S. High Dividend Low Volatility Fund	100.00%
For the year ended May 31, 2019, the Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Large-Cap Growth Fund	$41,243,947
Voya Large Cap Value Fund	$66,126,338
Voya MidCap Opportunities Fund	$163,164,890
Voya Multi-Manager Mid Cap Value Fund	$22,095,215
Voya Real Estate Fund(1)	$109,707,907
Voya SmallCap Opportunities Fund	$88,633,748
Voya SMID Cap Growth Fund	$198,775
Voya U.S. High Dividend Low Volatility Fund	$2,717,198

(1)
Includes $24,064,908 of equalization.

The Funds designate the following amounts as Section 199A dividends:
Voya Large-Cap Growth Fund	$307,899
Voya Large Cap Value Fund	$1,335,871
Voya MidCap Opportunities Fund	$406,946
Voya Multi-Manager Mid Cap Value Fund	$794,047
Voya Real Estate Fund(1)	$12,193,574
Voya SmallCap Opportunities Fund	$1,400,317
Voya SMID Cap Growth Fund	$3,272
Voya U.S. High Dividend Low Volatility Fund	$470,369

(1)
As of the Fund’s tax year ended December 31, 2018.

TAX INFORMATION (Unaudited) (continued)

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	149	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	149	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	149	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	149	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	May 2013 – Present	Retired.	149	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	149	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	149	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	October 2015 – Present	Retired.	149	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	February 2002 – Present	Retired.	149	None.
Trustee who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	149	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2019.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Trustees and is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017-Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004-August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	February 2002 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017-Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018-Present). Formerly, Vice President, Voya Investment Management (March 2014-February 2018); Assistant Vice President, Voya Investment Management (March 2011-March 2014).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	August 2003 – Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Managing Director and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2019 – Present). Formerly, Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – February 2019).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163058         (0519-072519)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $167,955 for the year ended May 31, 2019 and $192,555 for the year ended May 31, 2018.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended May 31, 2019 and $21,600 for the year ended May 31, 2018.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $77,261 for the year ended May 31, 2019 and $76,708 for the year ended May 31, 2018. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $1,807 for the year ended May 31, 2019 and $0 for the year ended May 31, 2018.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2018

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed
$5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year- end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:     January 1, 2019 to December 31, 2019

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended May 31, 2019 and May 31, 2018; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2019	2018
Voya Equity Trust	$79,068	$98,308
Voya Investments, LLC (1)	$55,200	$77,700

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed here in, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Voya Equity Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya SmallCap Opportunities Fund, Voya SMID Cap Growth Fund, and Voya U.S. High Dividend Low Volatility Fund (collectively, the Funds), each a series of Voya Equity Trust, including the summary portfolios of investments, as of May 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the financial statements), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of May 31, 2019 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

July 25, 2019

Voya Large-Cap Growth Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Communication Services: 11.3%
44,597	(1)	Alphabet, Inc. - Class A	$49,346,581	4.8
20,756	(1)	Alphabet, Inc. - Class C	22,906,944	2.2
400,841		Comcast Corp. – Class A	16,434,481	1.6
85,580	(1)	Facebook, Inc. - Class A	15,187,883	1.5
82,526	(1)	Take-Two Interactive Software, Inc.	8,925,187	0.9
51,795		World Wrestling Entertainment, Inc.	3,767,568	0.3
			116,568,644	11.3

		Consumer Discretionary: 15.4%
41,318	(1)	Amazon.com, Inc.	73,342,342	7.1
57,907		Domino's Pizza, Inc.	16,185,007	1.6
87,544		Hilton Worldwide Holdings, Inc.	7,829,935	0.8
138,305		Home Depot, Inc.	26,257,204	2.5
65,575	(1)	O'Reilly Automotive, Inc.	24,352,588	2.4
110,980		Ross Stores, Inc.	10,320,030	1.0
			158,287,106	15.4

		Consumer Staples: 5.8%
80,497		Church & Dwight Co., Inc.	5,989,782	0.6
78,695		Constellation Brands, Inc.	13,885,733	1.4
147,491		Hershey Co.	19,462,912	1.9
260,117		Philip Morris International, Inc.	20,062,824	1.9
			59,401,251	5.8

		Energy: 0.5%
56,257		Concho Resources, Inc./Midland TX	5,513,749	0.5

		Financials: 4.5%
168,097		E*Trade Financial Corp.	7,530,746	0.7
137,074		Intercontinental Exchange, Inc.	11,268,853	1.1
146,761		Progressive Corp.	11,635,212	1.1
73,969		S&P Global, Inc.	15,820,490	1.6
			46,255,301	4.5

		Health Care: 12.9%
270,639		Baxter International, Inc.	19,875,728	1.9
435,304	(1)	Boston Scientific Corp.	16,720,027	1.6
112,863		Eli Lilly & Co.	13,085,336	1.3
11,525	(1)	Illumina, Inc.	3,537,138	0.4
144,613		Merck & Co., Inc.	11,454,796	1.1
41,887		Thermo Fisher Scientific, Inc.	11,182,991	1.1
127,865		UnitedHealth Group, Inc.	30,917,757	3.0
88,665	(1)	Vertex Pharmaceuticals, Inc.	14,734,350	1.4
109,102		Zoetis, Inc.	11,024,757	1.1
			132,532,880	12.9
Shares			Value	Percentage of Net Assets
		Industrials: 11.7%
189,211		Ametek, Inc.	$15,494,489	1.5
71,791		Boeing Co.	24,524,524	2.4
274,445		Delta Air Lines, Inc.	14,133,917	1.4
114,794		Honeywell International, Inc.	18,861,802	1.8
155,569		Ingersoll-Rand PLC - Class A	18,410,035	1.8
52,103		L3 Technologies, Inc.	12,612,052	1.2
151,254		Waste Management, Inc.	16,539,625	1.6
			120,576,444	11.7

		Information Technology: 31.5%
243,380		Apple, Inc.	42,608,537	4.1
56,314		Broadcom, Inc.	14,170,855	1.4
46,589		Broadridge Financial Solutions, Inc. ADR	5,817,568	0.6
162,752		Cognizant Technology Solutions Corp.	10,079,231	1.0
187,790	(1)	Fiserv, Inc.	16,123,649	1.6
182,577	(1)	GoDaddy, Inc.	13,583,729	1.3
82,127		Intuit, Inc.	20,108,796	1.9
64,871		Lam Research Corp.	11,327,125	1.1
685,734		Microsoft Corp.	84,811,581	8.2
84,601		Motorola Solutions, Inc.	12,685,920	1.2
128,161		NXP Semiconductor NV - NXPI - US	11,298,674	1.1
122,771	(1)	Salesforce.com, Inc.	18,588,757	1.8
66,211	(1)	Splunk, Inc.	7,547,392	0.7
240,857		Visa, Inc. - Class A	38,857,460	3.8
97,670		VMware, Inc.	17,285,637	1.7
			324,894,911	31.5

		Materials: 1.7%
47,073		Avery Dennison Corp.	4,898,416	0.5
112,106	(1)	Crown Holdings, Inc.	6,214,036	0.6
67,230		LyondellBasell Industries NV - Class A	4,991,827	0.5
18,860		Packaging Corp. of America	1,680,049	0.1
			17,784,328	1.7

		Real Estate: 2.6%
79,412		American Tower Corp.	16,578,843	1.6
99,626		Extra Space Storage, Inc.	10,675,922	1.0
			27,254,765	2.6

	Total Common Stock
	(Cost $828,594,677)		1,009,069,379	97.9

See Accompanying Notes to Financial Statements

1

Voya Large-Cap Growth Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Mutual Funds: 1.9%
19,245,000	(2) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280%
	(Cost $19,245,000)	$19,245,000	1.9

	Total Short-Term Investments
	(Cost $19,245,000)	19,245,000	1.9

	Total Investments in Securities (Cost $847,839,677)	$1,028,314,379	99.8
	Assets in Excess of Other Liabilities	1,782,992	0.2
	Net Assets	$1,030,097,371	100.0

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of May 31, 2019.

See Accompanying Notes to Financial Statements

2

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Communication Services: 7.5%
273,387		AT&T, Inc.	$8,360,175	1.1
420,589		Comcast Corp. – Class A	17,244,149	2.4
302,940		Verizon Communications, Inc.	16,464,789	2.2
101,407		Walt Disney Co.	13,389,780	1.8
			55,458,893	7.5

		Consumer Discretionary: 4.3%
67,553		Hasbro, Inc.	6,426,992	0.9
89,150		McDonald's Corp.	17,675,771	2.4
68,221		Ralph Lauren Corp.	7,172,074	1.0
			31,274,837	4.3

		Consumer Staples: 8.9%
232,195		Coca-Cola Co.	11,407,740	1.6
324,543		Mondelez International, Inc.	16,503,012	2.2
200,822		Procter & Gamble Co.	20,666,592	2.8
168,402		Walmart, Inc.	17,082,699	2.3
			65,660,043	8.9

		Energy: 8.2%
49,658		Concho Resources, Inc./Midland TX	4,866,980	0.6
159,480		ConocoPhillips	9,402,941	1.3
86,868		EOG Resources, Inc.	7,112,752	1.0
350,969		Exxon Mobil Corp.	24,838,076	3.4
90,927		Royal Dutch Shell PLC - Class A ADR	5,620,198	0.8
117,265		Valero Energy Corp.	8,255,456	1.1
			60,096,403	8.2

		Financials: 21.0%
31,913		Ameriprise Financial, Inc.	4,411,334	0.6
957,147		Bank of America Corp.	25,460,110	3.5
141,384		Discover Financial Services	10,540,177	1.4
244,362		Hartford Financial Services Group, Inc.	12,868,103	1.8
152,766		Intercontinental Exchange, Inc.	12,558,893	1.7
341,775		JPMorgan Chase & Co.	36,214,479	4.9
31,102		M&T Bank Corp.	4,963,879	0.7
156,864		Morgan Stanley	6,382,796	0.9
131,263		Progressive Corp.	10,406,531	1.4
52,765		Reinsurance Group of America, Inc.	7,812,386	1.1
40,835		Travelers Cos, Inc.	5,944,351	0.8
161,437		US Bancorp	8,104,137	1.1
195,789		Zions Bancorp NA	8,432,632	1.1
			154,099,808	21.0

		Health Care: 14.5%
20,417	(1)	Alcon, Inc.	1,187,861	0.2
107,314		Gilead Sciences, Inc.	6,680,296	0.9
205,021		Johnson & Johnson	26,888,504	3.7
132,710		Medtronic PLC	12,286,292	1.7
189,621		Merck & Co., Inc.	15,019,879	2.0
Shares			Value	Percentage of Net Assets
131,126		Novartis AG ADR	$11,229,631	1.5
470,431		Pfizer, Inc.	19,532,295	2.7
22,681		UnitedHealth Group, Inc.	5,484,266	0.7
71,807		Zimmer Biomet Holdings, Inc.	8,180,972	1.1
			106,489,996	14.5

		Industrials: 7.1%
151,647		Emerson Electric Co.	9,135,216	1.3
81,133		Honeywell International, Inc.	13,330,963	1.8
60,477		Norfolk Southern Corp.	11,801,482	1.6
28,022		Roper Technologies, Inc.	9,637,326	1.3
49,954		Union Pacific Corp.	8,331,328	1.1
			52,236,315	7.1

		Information Technology: 9.4%
29,936	(1)	Aspen Technology, Inc.	3,401,029	0.5
37,643		Broadcom, Inc.	9,472,485	1.3
330,636		Cisco Systems, Inc.	17,202,991	2.3
104,601		Intel Corp.	4,606,628	0.6
90,857		Microsoft Corp.	11,237,194	1.5
85,271		Motorola Solutions, Inc.	12,786,386	1.7
160,850		Qualcomm, Inc.	10,747,997	1.5
			69,454,710	9.4

		Materials: 3.7%
85,268		Air Products & Chemicals, Inc.	17,359,712	2.3
194,436	(2)	BHP Group Ltd. ADR	10,093,173	1.4
			27,452,885	3.7

		Real Estate: 5.3%
89,060		Camden Property Trust	9,205,241	1.3
104,488		Crown Castle International Corp.	13,584,485	1.8
165,341		Highwoods Properties, Inc.	7,251,856	1.0
77,993		Mid-America Apartment Communities, Inc.	8,905,241	1.2
			38,946,823	5.3

		Utilities: 7.3%
128,018		Ameren Corp.	9,388,840	1.3
128,026		American Electric Power Co., Inc.	11,025,599	1.5
96,399		Entergy Corp.	9,357,451	1.3
207,918		Exelon Corp.	9,996,697	1.4
68,418		NextEra Energy, Inc.	13,561,132	1.8
			53,329,719	7.3

	Total Common Stock
	(Cost $634,526,972)		714,500,432	97.2

See Accompanying Notes to Financial Statements

3

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
		Repurchase Agreements(3): 1.4%
2,413,079	(3)	Bank of Montreal, Repurchase Agreement dated 05/31/19, 2.49%, due 06/03/19 (Repurchase Amount $2,413,573, collateralized by various U.S. Government Agency Obligations, 3.000%-4.584%, Market Value plus accrued interest $2,461,341, due 11/01/27-02/01/49)	$2,413,079	0.4
714,675	(3)	BNP Paribas S.A., Repurchase Agreement dated 05/31/19, 2.48%, due 06/03/19 (Repurchase Amount $714,821, collateralized by various U.S. Government Securities, 0.000%-7.250%, Market Value plus accrued interest $728,969, due 06/04/19-09/09/49)	714,675	0.1
2,413,079	(3)	Citigroup, Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $2,413,575, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,461,341, due 06/11/19-04/20/69)	2,413,079	0.3
2,413,079	(3)	Nomura Securities, Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $2,413,575, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,461,341, due 06/15/19-04/20/69)	2,413,079	0.3
Principal Amount†			Value	Percentage of Net Assets
2,413,079	(3)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $2,413,575, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $2,461,341, due 06/06/19-04/01/51)	$2,413,079	0.3
			10,366,991	1.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.6%
19,070,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280%
	(Cost $19,070,000)	$19,070,000	2.6

	Total Short-Term Investments
	(Cost $29,436,991)	29,436,991	4.0

	Total Investments in Securities (Cost $663,963,963)	$743,937,423	101.2
	Liabilities in Excess of Other Assets	(8,851,591)	(1.2)
	Net Assets	$735,085,832	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of May 31, 2019.

See Accompanying Notes to Financial Statements

4

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Communication Services: 4.3%
259,428	(1),(2)	Live Nation Entertainment, Inc.	$15,778,411	1.3
79,330		Sinclair Broadcast Group, Inc.	4,258,434	0.4
171,743	(2)	Take-Two Interactive Software, Inc.	18,574,006	1.6
169,113	(1)	World Wrestling Entertainment, Inc.	12,301,280	1.0
			50,912,131	4.3

		Consumer Discretionary: 15.1%
16,452	(2)	Autozone, Inc.	16,898,014	1.4
202,263		Brunswick Corp.	8,389,869	0.7
130,049		Darden Restaurants, Inc.	15,127,300	1.3
97,201		Domino's Pizza, Inc.	27,167,679	2.3
86,785	(2)	Five Below, Inc.	11,171,833	0.9
261,202		Hilton Worldwide Holdings, Inc.	23,361,907	2.0
280,979	(2)	Norwegian Cruise Line Holdings Ltd.	15,372,361	1.3
97,246	(2)	O'Reilly Automotive, Inc.	36,114,247	3.0
274,331		Ross Stores, Inc.	25,510,040	2.2
			179,113,250	15.1

		Consumer Staples: 3.4%
184,171		Church & Dwight Co., Inc.	13,704,164	1.2
147,453		Hershey Co.	19,457,898	1.6
362,888	(1),(2)	Sprouts Farmers Market, Inc.	7,275,904	0.6
			40,437,966	3.4

		Energy: 0.8%
62,237		Concho Resources, Inc./Midland TX	6,099,848	0.5
81,652	(2)	Continental Resources, Inc.	2,857,820	0.3
			8,957,668	0.8

		Financials: 6.8%
186,490		E*Trade Financial Corp.	8,354,752	0.7
67,685		Factset Research Systems, Inc.	18,829,967	1.6
78,459		Intercontinental Exchange, Inc.	6,450,114	0.5
107,930		LPL Financial Holdings, Inc.	8,658,145	0.7
100,712		Moody's Corp.	18,418,210	1.6
59,976		MSCI, Inc. - Class A	13,195,320	1.1
83,307		Progressive Corp.	6,604,579	0.6
			80,511,087	6.8

		Health Care: 14.3%
143,753	(2)	BioMarin Pharmaceutical, Inc.	11,822,247	1.0
399,949	(2)	Centene Corp.	23,097,055	2.0
Shares			Value	Percentage of Net Assets
77,804	(2)	Charles River Laboratories International, Inc.	$9,760,512	0.8
148,240	(2)	Edwards Lifesciences Corp.	25,304,568	2.1
308,728		Encompass Health Corp.	18,190,254	1.5
154,345	(1),(2)	Exact Sciences Corp.	15,994,772	1.4
89,471	(2)	Idexx Laboratories, Inc.	22,347,172	1.9
82,334	(2)	Inogen, Inc.	5,308,073	0.5
140,515	(2)	PRA Health Sciences, Inc.	12,186,866	1.0
101,925	(1),(2)	Tandem Diabetes Care, Inc.	6,987,978	0.6
116,650	(2)	Veeva Systems, Inc.	17,997,928	1.5
			168,997,425	14.3

		Industrials: 15.1%
287,732		Ametek, Inc.	23,562,373	2.0
227,540		Delta Air Lines, Inc.	11,718,310	1.0
141,674		Hubbell, Inc.	16,227,340	1.4
214,943		Ingersoll-Rand PLC - Class A	25,436,355	2.1
89,646		L3 Technologies, Inc.	21,699,711	1.8
629,434		Quanta Services, Inc.	21,879,126	1.8
227,474		Spirit Aerosystems Holdings, Inc.	18,434,493	1.6
275,960		Waste Connections, Inc.	26,116,854	2.2
53,151		WW Grainger, Inc.	13,909,085	1.2
			178,983,647	15.1

		Information Technology: 32.0%
103,469	(2)	Aspen Technology, Inc.	11,755,113	1.0
254,011		Broadridge Financial Solutions, Inc. ADR	31,718,354	2.7
167,682	(2)	EPAM Systems, Inc.	28,940,236	2.4
138,349	(2)	Euronet Worldwide, Inc.	21,449,629	1.8
286,141	(1),(2)	Fiserv, Inc.	24,568,066	2.1
166,991	(2)	Five9, Inc.	8,574,988	0.7
293,592		Flir Systems, Inc.	14,189,301	1.2
362,850	(2)	GoDaddy, Inc.	26,996,040	2.3
71,529	(1),(2)	HubSpot, Inc.	12,394,545	1.0
123,611		Lam Research Corp.	21,583,717	1.8
407,999		Maxim Integrated Products	21,456,667	1.8
101,989		Motorola Solutions, Inc.	15,293,251	1.3
143,221		NXP Semiconductor NV - NXPI - US	12,626,363	1.1
329,691	(1),(2)	ON Semiconductor Corp.	5,855,312	0.5
149,402	(2)	Proofpoint, Inc.	16,786,809	1.4
796,416	(2)	Pure Storage, Inc.	12,631,158	1.1
185,356	(2)	Splunk, Inc.	21,128,730	1.8
230,920	(2)	Synopsys, Inc.	26,888,325	2.3
227,156		Total System Services, Inc.	28,060,581	2.4
182,998	(2)	Zendesk, Inc.	15,417,582	1.3
			378,314,767	32.0

		Materials: 3.4%
94,537		Avery Dennison Corp.	9,837,520	0.8
85,551	(2)	Berry Global Group, Inc.	4,022,608	0.4
50,821		Celanese Corp.	4,824,438	0.4
168,107	(2)	Crown Holdings, Inc.	9,318,171	0.8
68,172		LyondellBasell Industries NV - Class A	5,061,771	0.4

See Accompanying Notes to Financial Statements

5

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
82,553	Packaging Corp. of America	$7,353,821	0.6
		40,418,329	3.4

	Real Estate: 2.6%
179,380	Equity Lifestyle Properties, Inc.	21,823,371	1.8
83,301	Extra Space Storage, Inc.	8,926,535	0.8
		30,749,906	2.6

	Total Common Stock
	(Cost $1,057,671,952)	1,157,396,176	97.8

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
		Commercial Paper(3): 0.1%
500,000	(3)	BASF SE, 2.490%, 06/27/2019	499,082	0.1
500,000	(3)	Schlumberger Ltd., 2.490%, 07/12/2019	498,573	0.0
			997,655	0.1

		Floating Rate Notes(3): 0.7%
500,000	(3)	Bank Of America Corp., 2.530%, 11/12/2019	500,000	0.1
300,000	(3)	Bank Of America Corp., 2.570%, 11/07/2019	300,038	0.0
409,000	(3)	Bedford Row Funding, 2.540%, 11/25/2019	408,985	0.1
400,000	(3)	Credit Agricole Group, 2.600%, 11/07/2019	400,033	0.0
400,000	(3)	HSBC Holdings PLC, 2.580%, 11/08/2019	400,036	0.0
300,000	(3)	J.P. Morgan Securities LLC, 2.570%, 11/08/2019	300,003	0.0
500,000	(3)	Lloyds Bank PLC, 2.560%, 11/15/2019	500,021	0.1
400,000	(3)	Lloyds Bank PLC, 2.570%, 11/13/2019	400,020	0.0
500,000	(3)	Mitsubishi UFJ Financial Group, Inc., 2.560%, 11/18/2019	499,979	0.1
300,000	(3)	Mitsubishi UFJ Financial Group, Inc., 2.590%, 11/07/2019	299,989	0.0
300,000	(3)	Mizuho Financial Group Inc., 2.550%, 11/25/2019	299,987	0.0
400,000	(3)	Mizuho Financial Group Inc., 2.560%, 11/20/2019	399,988	0.0
500,000	(3)	National Australia Bank Ltd., 2.520%, 11/15/2019	499,970	0.1
400,000	(3)	National Bank Of Canada, 2.570%, 11/06/2019	400,015	0.0
300,000	(3)	Natixis S.A., 2.560%, 11/08/2019	300,003	0.0
300,000	(3)	Skandinaviska Enskilda Banken AB, 2.550%, 11/13/2019	300,015	0.0
Principal Amount†			Value	Percentage of Net Assets
300,000	(3)	Skandinaviska Enskilda Banken AB, 2.570%, 11/08/2019	$300,020	0.0
400,000	(3)	State Street Bank & Trust Co., 2.530%, 11/15/2019	399,983	0.0
400,000	(3)	Sumitomo Mitsui Trust Holdings, Inc., 2.570%, 09/09/2019	400,011	0.0
500,000	(3)	The Sumitomo Mitsui Financial Group, 2.550%, 11/18/2019	499,992	0.1
300,000	(3)	The Sumitomo Mitsui Financial Group, 2.590%, 11/08/2019	300,007	0.0
500,000	(3)	Toronto-Dominion Bank, 2.530%, 11/18/2019	499,979	0.1
			8,609,074	0.7

		Repurchase Agreements(3): 2.0%
7,643,863	(3)	Bank of America Securities Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $7,645,434, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-10.500%, Market Value plus accrued interest $7,796,740, due 06/15/19-01/01/57)	7,643,863	0.7
7,633,168	(3)	Bank of Nova Scotia, Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $7,634,736, collateralized by various U.S. Government Agency Obligations, 2.440%-6.500%, Market Value plus accrued interest $7,787,453, due 11/01/20-05/01/58)	7,633,168	0.6
7,643,863	(3)	Citigroup, Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $7,645,434, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $7,796,740, due 06/11/19-04/20/69)	7,643,863	0.7
			22,920,894	2.0

See Accompanying Notes to Financial Statements

6

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
14,549,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280%
	(Cost $14,549,000)	$14,549,000	1.2

	Total Short-Term Investments
	(Cost $47,076,623)	47,076,623	4.0

	Total Investments in Securities (Cost $1,104,748,575)	$1,204,472,799	101.8
	Liabilities in Excess of Other Assets	(21,399,873)	(1.8)
	Net Assets	$1,183,072,926	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of May 31, 2019.

See Accompanying Notes to Financial Statements

7

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.4%
		Communication Services: 1.4%
5,700	(1)	AMC Networks, Inc.	$300,789	0.2
5,231		Cinemark Holdings, Inc.	198,726	0.2
9,265	(1)	Imax Corp.	201,606	0.2
5,316		Millicom International Cellular S.A.	297,999	0.3
13,739		TEGNA, Inc.	208,009	0.2
12,400		Viacom, Inc. - Class B	359,972	0.3
			1,567,101	1.4

		Consumer Discretionary: 9.8%
24,100	(1)	American Axle & Manufacturing Holdings, Inc.	243,651	0.2
12,600		Bed Bath & Beyond, Inc.	159,894	0.1
5,100		Best Buy Co., Inc.	319,617	0.3
7,100		Big Lots, Inc.	195,960	0.2
6,000		Brinker International, Inc.	225,420	0.2
7,200		Brunswick Corp.	298,656	0.2
4,384		Caleres, Inc.	82,682	0.1
13,313		Carter's, Inc.	1,119,756	1.0
7,600		Cooper Tire & Rubber Co.	209,608	0.2
7,100		Dick's Sporting Goods, Inc.	245,021	0.2
4,200	(2)	Dillards, Inc.	237,972	0.2
8,300		Foot Locker, Inc.	326,605	0.3
15,400	(2)	GameStop Corp.	116,732	0.1
12,200		Gap, Inc.	227,896	0.2
16,700		Goodyear Tire & Rubber Co.	223,947	0.2
7,600		Kohl's Corp.	374,832	0.3
2,700		Lear Corp.	321,381	0.3
5,206		Lennar Corp. - Class A	258,530	0.2
18,000		Macy's, Inc.	370,260	0.3
7,100	(1)	Meritage Homes Corp.	355,710	0.3
6,060	(1)	Mohawk Industries, Inc.	821,433	0.7
3,300	(1)	Murphy USA, Inc.	264,858	0.2
6,538		Newell Brands, Inc.	87,740	0.1
3,743	(1)	Norwegian Cruise Line Holdings Ltd.	204,780	0.2
98,000		Office Depot, Inc.	192,080	0.2
14,700		Pulte Group, Inc.	455,700	0.4
12,901		PVH Corp.	1,099,036	0.9
19,609		Ross Stores, Inc.	1,823,441	1.6
4,000		Whirlpool Corp.	459,520	0.4
			11,322,718	9.8

		Consumer Staples: 2.8%
1,262		Ingredion, Inc.	96,114	0.1
4,600		JM Smucker Co.	559,176	0.5
23,900		Kroger Co.	545,159	0.5
8,900		Molson Coors Brewing Co.	489,322	0.4
14,600	(1)	Pilgrim's Pride Corp.	373,322	0.3
1,530	(1)	Post Holdings, Inc.	160,803	0.1
11,200		SpartanNash Co.	129,248	0.1
7,400		Tyson Foods, Inc.	561,586	0.5
Shares			Value	Percentage of Net Assets
10,823	(1)	US Foods Holding Corp.	$374,043	0.3
			3,288,773	2.8

		Energy: 3.5%
2,200		Arch Coal, Inc.	193,930	0.2
5,044		Delek US Holdings, Inc.	154,397	0.1
5,369		Diamondback Energy, Inc.	526,484	0.5
40,349		EnCana Corp.	212,640	0.2
30,200	(1)	Gulfport Energy Corp.	165,194	0.1
6,300		HollyFrontier Corp.	239,274	0.2
41,800	(1)	Laredo Petroleum, Inc.	110,352	0.1
3,100		Marathon Petroleum Corp.	142,569	0.1
19,100	(1),(2)	McDermott International, Inc.	115,364	0.1
7,478		Noble Energy, Inc.	160,029	0.1
7,200		PBF Energy, Inc.	190,080	0.2
6,571		Pioneer Natural Resources Co.	932,819	0.8
37,200	(1)	SRC Energy, Inc.	176,328	0.2
6,500		Valero Energy Corp.	457,600	0.4
5,020		Viper Energy Partners L.P.	140,560	0.1
13,145	(1)	WPX Energy, Inc.	141,440	0.1
			4,059,060	3.5

		Financials: 18.0%
6,800		Allstate Corp.	649,468	0.6
6,200	(1)	Ally Financial, Inc.	179,025	0.2
5,400		Ameriprise Financial, Inc.	746,442	0.6
54,000		Annaly Capital Management, Inc.	475,740	0.4
3,984		Assurant, Inc.	398,241	0.3
8,900		Assured Guaranty Ltd.	363,743	0.3
6,238		BancorpSouth Bank	168,925	0.1
4,822		Bank OZK	139,356	0.1
8,500		BB&T Corp.	397,375	0.3
24,527		CIT Group, Inc.	1,166,014	1.0
18,200		Citizens Financial Group, Inc.	592,956	0.5
35,817		CNO Financial Group, Inc.	562,685	0.5
4,408		Comerica, Inc.	303,359	0.3
7,800		Discover Financial Services	581,490	0.5
20,909		East West Bancorp, Inc.	893,232	0.8
1,700		Everest Re Group Ltd.	421,022	0.4
23,200		Fifth Third Bancorp	614,800	0.5
10,047		First Midwest Bancorp., Inc.	195,816	0.2
12,838		First Republic Bank	1,245,543	1.1
21,709		Fidelity National Financial, Inc.	836,882	0.7
31,300	(1)	Genworth Financial, Inc.	91,083	0.1
3,202		Hanover Insurance Group, Inc.	391,156	0.3
7,500		Hartford Financial Services Group, Inc.	394,950	0.3
4,035		Iberiabank Corp.	288,502	0.3
23,900		Keycorp	381,683	0.3
31,414		Lancashire Holdings Ltd.	278,749	0.2
9,700		Lincoln National Corp.	576,665	0.5
30,000	(1)	MGIC Investment Corp.	406,500	0.4

See Accompanying Notes to Financial Statements

8

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019 (continued)

Shares			Value	Percentage of Net Assets
27,100		Navient Corp.	$353,384	0.3
12,700		Old Republic International Corp.	280,035	0.2
1,950		Pinnacle Financial Partners, Inc.	103,252	0.1
45,200		Prospect Capital Corp.	282,500	0.2
28,700		Regions Financial Corp.	396,921	0.3
6,731		Reinsurance Group of America, Inc.	996,592	0.9
21,826		SEI Investments Co.	1,096,757	0.9
99,835		SLM Corp.	949,431	0.8
2,972		South State Corp.	195,825	0.2
14,100		Starwood Property Trust, Inc.	310,905	0.3
14,846		Sterling Bancorp	286,676	0.3
10,800		SunTrust Banks, Inc.	648,108	0.6
22,371		Unum Group	704,463	0.6
5,674	(1)	Western Alliance Bancorp.	233,485	0.2
7,891		Zions Bancorp NA	339,865	0.3
			20,919,601	18.0

		Health Care: 6.5%
6,132	(1)	Acadia Healthcare Co., Inc.	197,573	0.2
21,263		Agilent Technologies, Inc.	1,425,684	1.2
7,720		Becton Dickinson & Co.	1,802,157	1.6
7,200		Cardinal Health, Inc.	302,904	0.3
4,100		HCA Healthcare, Inc.	495,936	0.4
4,422		Hill-Rom Holdings, Inc.	425,175	0.4
3,200	(1)	Jazz Pharmaceuticals PLC	401,760	0.3
9,802	(1)	Laboratory Corp. of America Holdings	1,593,903	1.4
6,500	(1),(2)	Lannett Co., Inc.	34,190	0.0
8,400	(1)	Mylan NV	141,120	0.1
9,600		Owens & Minor, Inc.	25,824	0.0
2,154	(1)	STERIS Public Ltd. Co.	287,947	0.2
3,400		Universal Health Services, Inc.	406,470	0.4
			7,540,643	6.5

		Industrials: 17.2%
31,500		ACCO Brands Corp.	231,525	0.2
43,365		Air Lease Corp.	1,561,140	1.3
13,600		Aircastle Ltd.	264,112	0.2
9,800		Allison Transmission Holdings, Inc.	405,622	0.4
9,000		American Airlines Group, Inc.	245,070	0.2
14,990	(1)	Atento SA	39,873	0.0
3,260		Carlisle Cos., Inc.	434,591	0.4
5,711	(1)	Clean Harbors, Inc.	366,189	0.3
5,000		Cummins, Inc.	753,800	0.7
14,935		EMCOR Group, Inc.	1,203,164	1.0
3,331		EnerSys	187,302	0.2
6,248		Fortune Brands Home & Security, Inc.	300,279	0.3
3,763	(1)	Genesee & Wyoming, Inc.	358,313	0.3
3,442		Granite Construction, Inc.	138,334	0.1
2,660		Harris Corp.	497,925	0.4
10,300		Hawaiian Holdings, Inc.	257,294	0.2
25,138		Hexcel Corp.	1,829,795	1.6
Shares			Value	Percentage of Net Assets
1,696		Hubbell, Inc.	$194,260	0.2
2,330		Huntington Ingalls Industries, Inc.	477,930	0.4
3,199		IDEX Corp.	488,519	0.4
23,820		Jacobs Engineering Group, Inc.	1,793,408	1.6
19,378	(1)	JELD-WEN Holding, Inc.	366,050	0.3
44,141	(1)	JetBlue Airways Corp.	760,549	0.7
4,371		Knight-Swift Transportation Holdings, Inc.	120,815	0.1
3,912		LSC Communications, Inc.	18,973	0.0
5,600		Manpowergroup, Inc.	478,912	0.4
23,314	(1)	Milacron Holdings Corp.	267,645	0.2
3,069		Moog, Inc.	252,947	0.2
5,800		Owens Corning, Inc.	281,126	0.2
4,800		Regal Beloit Corp.	348,960	0.3
2,916		Roper Technologies, Inc.	1,002,871	0.9
10,433		RR Donnelley & Sons Co.	23,161	0.0
20,812		Sanwa Holdings Corp.	207,130	0.2
4,586	(1)	Sensata Technologies Holding PLC	195,776	0.2
4,900		Skywest, Inc.	287,728	0.3
2,500		Snap-On, Inc.	389,800	0.3
5,400		Spirit Aerosystems Holdings, Inc.	437,616	0.4
1,200	(1)	SPX FLOW, Inc.	42,840	0.0
8,200		Terex Corp.	219,514	0.2
7,000		Textron, Inc.	317,100	0.3
9,200	(1)	Trinity Industries, Inc.	177,422	0.2
6,400	(1)	United Continental Holdings, Inc.	496,960	0.4
2,800	(1)	United Rentals, Inc.	308,280	0.3
18,000		Wabash National Corp.	243,180	0.2
9,687		Wabtec Corp.	604,275	0.5
			19,878,075	17.2

		Information Technology: 13.0%
4,881		Amdocs Ltd.	290,029	0.2
31,400	(1)	Amkor Technology, Inc.	203,472	0.2
8,921	(1)	Arrow Electronics, Inc.	558,990	0.5
8,414	(1)	Axcelis Technologies, Inc.	124,780	0.1
6,656	(1)	Black Knight, Inc.	377,329	0.3
747		Booz Allen Hamilton Holding Corp.	47,188	0.0
1,771	(1)	Coherent, Inc.	194,863	0.2
4,070		Cohu, Inc.	59,218	0.0
8,900		Corning, Inc.	256,676	0.2
10,900	(1)	Diodes, Inc.	337,137	0.3
7,900		DXC Technology Co.	375,566	0.3
13,921	(1)	Euronet Worldwide, Inc.	2,158,312	1.9
46,987		Genpact Ltd.	1,698,580	1.5
16,400		Hewlett Packard Enterprise Co.	225,008	0.2
11,300	(1)	Ichor Holdings Ltd.	238,430	0.2
5,562	(1)	Itron, Inc.	315,087	0.3
2,900		j2 Global, Inc.	244,441	0.2
18,000		Juniper Networks, Inc.	442,980	0.4
6,195		Kemet Corp.	98,500	0.1
24,536	(1)	Keysight Technologies, Inc.	1,843,390	1.6

See Accompanying Notes to Financial Statements

9

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019 (continued)

Shares			Value	Percentage of Net Assets
13,800		Kulicke & Soffa Industries, Inc.	$267,582	0.2
2,500		Lam Research Corp.	436,525	0.4
6,132		Leidos Holdings, Inc.	461,924	0.4
4,222	(1)	Lumentum Holdings, Inc.	170,864	0.1
8,600		Methode Electronics, Inc.	211,818	0.2
17,200	(1)	ON Semiconductor Corp.	305,472	0.3
8,400	(1)	Sanmina Corp.	223,356	0.2
8,800		Seagate Technology	368,280	0.3
6,233		Silicon Motion Technology Corp. ADR	237,540	0.2
3,400		Skyworks Solutions, Inc.	226,542	0.2
6,433		SS&C Technologies Holdings, Inc.	357,996	0.3
1,780		SYNNEX Corp.	154,344	0.1
3,700	(1)	Tech Data Corp.	335,405	0.3
781	(1)	VeriSign, Inc.	152,279	0.1
5,500		Western Digital Corp.	204,710	0.2
15,500		Western Union Co.	300,700	0.3
18,000		Xerox Corp.	550,980	0.5
			15,056,293	13.0

		Materials: 5.3%
11,324		Albemarle Corp.	716,809	0.6
874	(1)	Alcoa Corp.	18,520	0.0
9,378		Buzzi Unicem SpA	183,030	0.2
14,249		Cabot Corp.	569,105	0.5
5,483		Carpenter Technology Corp.	222,390	0.2
8,118		Celanese Corp.	770,642	0.7
23,400	(1)	Cleveland-Cliffs, Inc.	203,697	0.2
8,643		Commercial Metals Co.	115,384	0.1
7,400		Domtar Corp.	311,170	0.3
5,400		Eastman Chemical Co.	350,568	0.3
5,319		FMC Corp.	390,681	0.3
14,200		Huntsman Corp.	246,654	0.2
10,000		International Paper Co.	414,700	0.4
22,400		Kronos Worldwide, Inc.	282,464	0.2
17,900		Owens-Illinois, Inc.	286,400	0.2
6,700		Reliance Steel & Aluminum Co.	557,909	0.5
7,300		Schweitzer-Mauduit International, Inc.	228,417	0.2
9,100		Silgan Holdings, Inc.	263,809	0.2
			6,132,349	5.3

		Real Estate: 13.2%
9,562		Alexandria Real Estate Equities, Inc.	1,399,972	1.2
2,599		American Assets Trust, Inc.	117,969	0.1
49,900		Ashford Hospitality Trust, Inc.	222,554	0.2
33,209		Brixmor Property Group, Inc.	569,534	0.5
77,180	(2)	CBL & Associates Properties, Inc.	62,848	0.1
36,298	(1)	CBRE Group, Inc.	1,658,819	1.4
12,029		Corporate Office Properties Trust SBI MD	334,887	0.3
3,258		Equinix, Inc.	1,582,704	1.4
1,476		Equity Lifestyle Properties, Inc.	179,570	0.2
Shares		Value	Percentage of Net Assets
4,760	First Industrial Realty Trust, Inc.	$165,220	0.1
32,300	Franklin Street Properties Corp.	233,852	0.2
16,651	Gaming and Leisure Properties, Inc.	657,548	0.6
3,707	Highwoods Properties, Inc.	162,589	0.1
14,200	Hospitality Properties Trust	353,154	0.3
14,200	Host Hotels & Resorts, Inc.	257,162	0.2
31,400	Lexington Realty Trust	287,938	0.3
2,309	Life Storage, Inc.	222,311	0.2
6,900	Mack-Cali Realty Corp.	156,768	0.1
25,900	Medical Properties Trust, Inc.	460,502	0.4
15,298	Mid-America Apartment Communities, Inc.	1,746,726	1.5
6,900	Office Properties Income Trust	164,979	0.1
6,600	Omega Healthcare Investors, Inc.	235,092	0.2
8,300	(1) Outfront Media, Inc.	204,566	0.2
21,742	Park Hotels & Resorts, Inc.	600,514	0.5
19,253	Physicians Realty Trust	352,522	0.3
21,400	Piedmont Office Realty Trust, Inc.	435,062	0.4
16,600	Preferred Apartment Communities, Inc.	260,620	0.2
1,789	PS Business Parks, Inc.	287,886	0.3
57	Retail Value, Inc.	1,819	0.0
18,700	Senior Housing Properties Trust	147,356	0.1
21,500	SITE Centers Corp.	274,555	0.2
6,500	Spirit Realty Capital, Inc.	277,290	0.2
11,788	STORE Capital Corp.	403,385	0.4
14,300	Uniti Group, Inc.	137,423	0.1
47,800	VEREIT, Inc.	424,464	0.4
13,700	Xenia Hotels & Resorts, Inc.	286,467	0.2
		15,326,627	13.2

	Utilities: 4.7%
10,177	Alliant Energy Corp.	483,000	0.4
3,600	Edison International	213,732	0.2
7,900	Entergy Corp.	766,853	0.7
4,732	Evergy, Inc.	275,119	0.2
15,300	Exelon Corp.	735,624	0.6
11,400	FirstEnergy Corp.	470,136	0.4
9,200	National Fuel Gas Co.	490,452	0.4
18,000	PPL Corp.	535,680	0.5
13,900	Public Service Enterprise Group, Inc.	816,764	0.7
13,503	UGI Corp.	696,890	0.6
		5,484,250	4.7

	Total Common Stock
	(Cost $112,101,566)	110,575,490	95.4

See Accompanying Notes to Financial Statements

10

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.5%
	Repurchase Agreements(3): 0.5%
595,074	(3) Bank of Nova Scotia, Repurchase Agreement dated 05/31/19, 2.48%, due 06/03/19 (Repurchase Amount $595,195, collateralized by various U.S. Government Securities, 0.000%-2.750%, Market Value plus accrued interest $606,416, due 09/12/19-09/09/49)
	(Cost $595,074)	$595,074	0.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.0%
3,470,179	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.300%
	(Cost $3,470,179)	3,470,179	3.0

	Total Short-Term Investments
	(Cost $4,065,253)	4,065,253	3.5

	Total Investments in Securities (Cost $116,166,819)	$114,640,743	98.9
	Assets in Excess of Other Liabilities	1,299,276	1.1
	Net Assets	$115,940,019	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of May 31, 2019.

See Accompanying Notes to Financial Statements

11

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Communication Services: 3.3%
296,792	(1)	Boingo Wireless, Inc.	$5,609,369	0.8
64,690	(1)	Cardlytics, Inc.	1,484,636	0.2
73,528		Cinemark Holdings, Inc.	2,793,329	0.4
371,098	(1)	QuinStreet, Inc.	5,688,932	0.8
605,760	(1)	Vonage Holdings Corp.	7,172,198	1.1
			22,748,464	3.3

		Consumer Discretionary: 12.8%
177,905		American Eagle Outfitters, Inc.	3,095,547	0.5
320,673		Bloomin Brands, Inc.	6,192,196	0.9
146,418		Boyd Gaming Corp.	3,502,319	0.5
89,527		Brunswick Corp.	3,713,580	0.5
141,968	(2)	Cheesecake Factory	6,140,116	0.9
55,616		Childrens Place, Inc./The	5,153,379	0.8
205,316		Dana, Inc.	2,995,560	0.4
84,811	(1)	Eldorado Resorts, Inc.	4,170,157	0.6
27,981	(1)	Etsy, Inc.	1,743,496	0.3
353,272		Extended Stay America, Inc.	6,055,082	0.9
61,287	(1)	Five Below, Inc.	7,889,475	1.2
15,936	(1),(2)	iRobot Corp.	1,388,185	0.2
64,336		Jack in the Box, Inc.	5,352,755	0.8
62,019		Marriott Vacations Worldwide Corp.	5,575,508	0.8
150,441	(1)	National Vision Holdings, Inc.	4,096,508	0.6
44,412	(1)	Ollie's Bargain Outlet Holdings, Inc.	4,384,353	0.6
107,690	(1)	Planet Fitness, Inc.	8,235,054	1.2
62,131	(1),(2)	Sotheby's	2,094,436	0.3
64,166	(1)	TopBuild Corp.	5,086,439	0.8
			86,864,145	12.8

		Consumer Staples: 2.6%
76,307		Energizer Holdings, Inc.	3,122,483	0.5
85,564	(2)	MGP Ingredients, Inc.	5,151,808	0.8
231,544	(1)	Performance Food Group Co.	9,111,256	1.3
			17,385,547	2.6

		Energy: 1.3%
345,552	(1)	Carrizo Oil & Gas, Inc.	3,517,719	0.5
43,755	(1)	Dril-Quip, Inc.	1,804,894	0.3
219,306	(1)	Unit Corp.	2,109,724	0.3
145,020		US Silica Holdings, Inc.	1,505,307	0.2
			8,937,644	1.3

		Financials: 8.0%
133,707		Eagle Bancorp, Inc.	7,097,168	1.0
75,792		FirstCash, Inc.	7,179,018	1.0
113,889	(1)	Green Dot Corp.	5,285,588	0.8
137,357		Houlihan Lokey, Inc.	6,209,910	0.9
116,080		Independent Bank Group, Inc.	5,994,371	0.9
80,756		Kemper Corp.	6,701,940	1.0
296,843	(1)	MGIC Investment Corp.	4,022,223	0.6
47,309		Primerica, Inc.	5,433,912	0.8
Shares			Value	Percentage of Net Assets
247,669		United Community Banks, Inc./GA	$6,565,705	1.0
			54,489,835	8.0

		Health Care: 22.6%
70,982	(1)	Aerie Pharmaceuticals, Inc.	2,585,164	0.4
205,731	(1),(2)	Alder Biopharmaceuticals, Inc.	2,226,009	0.3
77,068	(1)	Amedisys, Inc.	8,655,507	1.3
294,971	(1)	Amicus Therapeutics, Inc.	3,324,323	0.5
65,413	(1)	Arena Pharmaceuticals, Inc.	3,467,543	0.5
179,175	(1)	Array Biopharma, Inc.	4,733,804	0.7
46,202	(1)	Blueprint Medicines Corp.	3,511,352	0.5
69,169	(1)	Clovis Oncology, Inc.	1,022,318	0.1
81,953	(1)	Cymabay Therapeutics, Inc.	989,992	0.1
77,565	(1)	Emergent Biosolutions, Inc.	3,096,395	0.5
102,490		Encompass Health Corp.	6,038,711	0.9
91,997	(1)	Epizyme, Inc.	1,264,039	0.2
95,933	(1)	FibroGen, Inc.	3,476,612	0.5
76,157	(1),(2)	G1 Therapeutics, Inc.	1,596,251	0.2
72,095	(1),(2)	Global Blood Therapeutics, Inc.	4,381,934	0.6
78,759	(1)	HealthEquity, Inc.	5,147,688	0.8
52,758		Hill-Rom Holdings, Inc.	5,072,682	0.7
221,303	(1)	HMS Holdings Corp.	6,734,250	1.0
196,276	(1)	Horizon Therapeutics Plc	4,677,257	0.7
121,202	(1)	Immunomedics, Inc.	1,584,110	0.2
99,956	(1)	Insmed, Inc.	2,419,935	0.4
34,138	(1),(2)	Intercept Pharmaceuticals, Inc.	2,827,309	0.4
35,455	(1)	Ligand Pharmaceuticals, Inc.	3,807,158	0.6
7,941	(1)	Medidata Solutions, Inc.	723,822	0.1
82,633	(1)	Medpace Holdings, Inc.	4,460,529	0.7
154,918	(1)	Merit Medical Systems, Inc.	7,998,416	1.2
48,692	(1)	MyoKardia, Inc.	2,268,073	0.3
98,468	(1)	Omnicell, Inc.	7,823,283	1.1
41,696	(1)	PetIQ, Inc.	1,093,686	0.2
97,339	(1)	Quidel Corp.	5,382,847	0.8
489,046	(1)	R1 RCM, Inc.	5,741,400	0.8
52,354	(1)	REGENXBIO, Inc.	2,252,269	0.3
83,740	(1)	Repligen Corp.	5,817,418	0.9
239,539	(1)	Select Medical Holdings Corp.	3,365,523	0.5
146,676	(1)	Spectrum Pharmaceuticals, Inc.	1,079,535	0.2
54,806	(1)	Supernus Pharmaceuticals, Inc.	1,645,824	0.2
124,629	(1)	Syneos Health, Inc.	5,138,454	0.8
88,343	(1),(2)	Teladoc Health, Inc.	5,134,495	0.8
691,276	(1),(2)	TherapeuticsMD, Inc.	2,115,305	0.3
54,993	(1)	Ultragenyx Pharmaceutical, Inc.	3,020,766	0.4
198,941	(1)	Wright Medical Group NV	6,111,468	0.9
			153,813,456	22.6

See Accompanying Notes to Financial Statements

12

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019 (continued)

Shares			Value	Percentage of Net Assets
		Industrials: 18.8%
316,753	(1)	Air Transport Services Group, Inc.	$6,949,561	1.0
126,386	(1)	ASGN, Inc.	6,411,562	1.0
136,520	(1)	Beacon Roofing Supply, Inc.	4,718,131	0.7
115,743		Brink's Co.	8,912,211	1.3
32,467	(1)	CIRCOR International, Inc.	1,372,055	0.2
49,079		Curtiss-Wright Corp.	5,471,818	0.8
104,039		EMCOR Group, Inc.	8,381,382	1.2
71,128		EnPro Industries, Inc.	3,946,893	0.6
83,983		Exponent, Inc.	4,707,247	0.7
153,134	(1)	Generac Holdings, Inc.	8,445,340	1.2
137,504		Granite Construction, Inc.	5,526,286	0.8
118,236	(1)	HUB Group, Inc.	4,606,475	0.7
69,593		John Bean Technologies Corp.	7,136,762	1.1
66,825		Korn Ferry	2,878,821	0.4
61,854		Lindsay Corp.	4,909,971	0.7
72,211		Matthews International Corp.	2,457,340	0.4
57,842		Regal Beloit Corp.	4,205,113	0.6
61,039	(1)	Saia, Inc.	3,601,301	0.5
117,654		Simpson Manufacturing Co., Inc.	7,158,069	1.1
50,418		Tennant Co.	2,904,581	0.4
130,316	(1)	Trex Co., Inc.	7,795,503	1.2
78,266		Watts Water Technologies, Inc.	6,370,070	0.9
81,424		Woodward, Inc.	8,868,702	1.3
			127,735,194	18.8

		Information Technology: 20.9%
310,843	(1)	ACI Worldwide, Inc.	9,779,121	1.4
133,091	(1)	Advanced Energy Industries, Inc.	6,677,176	1.0
129,434	(1)	Benefitfocus, Inc.	3,670,748	0.5
113,330	(1)	Bottomline Technologies de, Inc.	4,950,254	0.7
32,058	(1)	CACI International, Inc.	6,524,444	1.0
159,548	(1)	Cornerstone OnDemand, Inc.	8,492,740	1.2
185,159	(1)	Cray, Inc.	6,482,417	1.0
204,786		Entegris, Inc.	7,032,351	1.0
119,413	(1)	Envestnet, Inc.	7,989,924	1.2
63,107	(1)	Everbridge, Inc.	4,962,735	0.7
218,438	(1)	Evo Payments, Inc.	6,430,815	0.9
134,279	(1)	ExlService Holdings, Inc.	7,957,374	1.2
32,794	(1)	HubSpot, Inc.	5,682,544	0.8
118,315		j2 Global, Inc.	9,972,771	1.5
151,839	(1)	Lumentum Holdings, Inc.	6,144,924	0.9
62,380	(1)	Paylocity Holding Corp.	6,251,724	0.9
70,670	(1)	Q2 Holdings, Inc.	5,175,871	0.8
114,324	(1)	Rapid7, Inc.	5,973,429	0.9
181,475	(1)	SailPoint Technologies Holding, Inc.	3,188,516	0.5
146,359	(1)	Semtech Corp.	5,829,479	0.9
66,513	(1)	Silicon Laboratories, Inc.	6,223,621	0.9
10,430	(1)	Trade Desk, Inc./The	2,073,588	0.3
404,128	(1)	Viavi Solutions, Inc.	4,869,742	0.7
			142,336,308	20.9

		Materials: 4.3%
290,148		Commercial Metals Co.	3,873,476	0.6
Shares		Value	Percentage of Net Assets
85,813	Compass Minerals International, Inc.	$4,377,321	0.6
65,673	Minerals Technologies, Inc.	3,413,683	0.5
264,857	PolyOne Corp.	6,655,857	1.0
95,672	Sensient Technologies Corp.	6,476,994	1.0
120,709	Worthington Industries, Inc.	4,121,005	0.6
		28,918,336	4.3

	Real Estate: 3.8%
342,868	Americold Realty Trust	10,731,768	1.6
74,977	EastGroup Properties, Inc.	8,322,447	1.2
153,017	Hudson Pacific Properties, Inc.	5,112,298	0.8
90,560	Urban Edge Properties	1,562,160	0.2
		25,728,673	3.8

	Total Common Stock
	(Cost $687,280,651)	668,957,602	98.4

EXCHANGE-TRADED FUNDS: 0.5%
20,061	(2) iShares Russell 2000 Growth ETF	3,762,842	0.5

	Total Exchange-Traded Funds
	(Cost $3,858,533)	3,762,842	0.5

	Total Long-Term Investments
	(Cost $691,139,184)	672,720,444	98.9

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
		Repurchase Agreements(3): 3.4%
5,403,236	(3)	Bank of Montreal, Repurchase Agreement dated 05/31/19, 2.49%, due 06/03/19 (Repurchase Amount $5,404,342, collateralized by various U.S. Government Agency Obligations, 3.000%-4.584%, Market Value plus accrued interest $5,511,301, due 11/01/27-02/01/49)	5,403,236	0.8
1,600,482	(3)	BNP Paribas S.A., Repurchase Agreement dated 05/31/19, 2.48%, due 06/03/19 (Repurchase Amount $1,600,808, collateralized by various U.S. Government Securities, 0.000%-7.250%, Market Value plus accrued interest $1,632,492, due 06/04/19-09/09/49)	1,600,482	0.2

See Accompanying Notes to Financial Statements

13

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
5,403,236	(3)	Citigroup, Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $5,404,346, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $5,511,301, due 06/11/19-04/20/69)	$5,403,236	0.8
5,403,236	(3)	MUFG Securities America Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $5,404,346, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.710%-4.967%, Market Value plus accrued interest $5,511,301, due 09/01/23-05/01/48)	5,403,236	0.8
5,403,236	(3)	Nomura Securities, Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $5,404,346, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $5,511,301, due 06/15/19-04/20/69)	5,403,236	0.8
			23,213,426	3.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.6%
10,689,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280%
	(Cost $10,689,000)	10,689,000	1.6

	Total Short-Term Investments
	(Cost $33,902,426)	33,902,426	5.0

	Total Investments in Securities (Cost $725,041,610)	$706,622,870	103.9
	Liabilities in Excess of Other Assets	(26,840,848)	(3.9)
	Net Assets	$679,782,022	100.0
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of May 31, 2019.

See Accompanying Notes to Financial Statements

14

Voya Smid Cap Growth Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019

Shares			Value	Percentage of Net Assets
COMMON STOCK: 91.6%
		Communication Services: 2.6%
717		Cinemark Holdings, Inc.	$27,239	0.7
692	(1)	Live Nation Entertainment, Inc.	42,087	1.2
2,126	(1)	Vonage Holdings Corp.	25,172	0.7
			94,498	2.6

		Consumer Discretionary: 12.7%
758		Boyd Gaming Corp.	18,131	0.5
701		Brunswick Corp.	29,077	0.8
228	(1)	Burlington Stores, Inc.	35,700	1.0
498		Cheesecake Factory	21,539	0.6
259		Childrens Place, Inc./The	23,999	0.7
831		Dana, Inc.	12,124	0.3
452		Dave & Buster's Entertainment, Inc.	22,482	0.6
171		Domino's Pizza, Inc.	47,795	1.3
145	(1)	Etsy, Inc.	9,035	0.3
2,006		Extended Stay America, Inc.	34,383	0.9
211	(1)	Five Below, Inc.	27,162	0.7
193	(1),(2)	GrubHub, Inc.	12,574	0.3
304		Jack in the Box, Inc.	25,293	0.7
524	(1)	National Vision Holdings, Inc.	14,269	0.4
185	(1)	Ollie's Bargain Outlet Holdings, Inc.	18,263	0.5
556	(1)	Planet Fitness, Inc.	42,517	1.2
357	(1)	Sotheby's	12,034	0.3
202	(1)	TopBuild Corp.	16,013	0.4
207		Vail Resorts, Inc.	44,528	1.2
			466,918	12.7

		Consumer Staples: 1.5%
408		Energizer Holdings, Inc.	16,696	0.5
981	(1)	Performance Food Group Co.	38,602	1.0
			55,298	1.5

		Energy: 1.1%
266	(1)	Dril-Quip, Inc.	10,972	0.3
932	(1)	Parsley Energy, Inc.	16,618	0.5
1,049	(1)	QEP Resources, Inc.	7,249	0.2
451		US Silica Holdings, Inc.	4,681	0.1
			39,520	1.1

		Financials: 6.9%
301		Cboe Global Markets, Inc.	32,670	0.9
775	(1)	Essent Group Ltd.	36,386	1.0
297		Evercore, Inc.	22,937	0.6
295	(1)	Green Dot Corp.	13,691	0.4
1,514		Jefferies Financial Group, Inc.	26,752	0.7
91		MarketAxess Holdings, Inc.	27,102	0.7
314		Signature Bank	35,969	1.0
910		Synovus Financial Corp.	29,084	0.8
Shares			Value	Percentage of Net Assets
628		Webster Financial Corp.	$27,808	0.8
			252,399	6.9

		Health Care: 19.4%
330	(1)	Aerie Pharmaceuticals, Inc.	12,019	0.3
267	(1)	Alnylam Pharmaceuticals, Inc.	18,028	0.5
350	(1)	Amedisys, Inc.	39,308	1.1
1,169	(1)	Amicus Therapeutics, Inc.	13,175	0.4
242	(1)	Arena Pharmaceuticals, Inc.	12,828	0.3
96	(1)	Bluebird Bio, Inc.	11,512	0.3
183	(1)	Blueprint Medicines Corp.	13,908	0.4
316	(1)	Charles River Laboratories International, Inc.	39,642	1.1
78		Chemed Corp.	25,579	0.7
934	(1)	Elanco Animal Health, Inc.	29,216	0.8
734		Encompass Health Corp.	43,247	1.2
300	(1)	Exact Sciences Corp.	31,089	0.8
1,041	(1)	Exelixis, Inc.	20,393	0.6
252	(1)	FibroGen, Inc.	9,132	0.2
402		Hill-Rom Holdings, Inc.	38,652	1.1
624	(1),(2)	Immunomedics, Inc.	8,156	0.2
323	(1)	Ionis Pharmaceuticals, Inc.	21,189	0.6
655	(1)	Merit Medical Systems, Inc.	33,818	0.9
307	(1)	Molina Healthcare, Inc.	43,674	1.2
315	(1)	Neurocrine Biosciences, Inc.	26,706	0.7
408	(1)	PRA Health Sciences, Inc.	35,386	1.0
119	(1),(2)	Sage Therapeutics, Inc.	20,453	0.6
163	(1)	Sarepta Therapeutics, Inc.	18,558	0.5
280	(1)	Seattle Genetics, Inc.	18,220	0.5
300	(1)	Supernus Pharmaceuticals, Inc.	9,009	0.2
402	(1)	Syneos Health, Inc.	16,574	0.4
276	(1),(2)	Teladoc Health, Inc.	16,041	0.4
228	(1)	Ultragenyx Pharmaceutical, Inc.	12,524	0.3
195	(1)	WellCare Health Plans, Inc.	53,857	1.5
710	(1)	Wright Medical Group NV	21,811	0.6
			713,704	19.4

		Industrials: 15.0%
1,505	(1)	Air Transport Services Group, Inc.	33,020	0.9
745		Altra Industrial Motion Corp.	23,371	0.6
560	(1)	ASGN, Inc.	28,409	0.8
611	(1)	Beacon Roofing Supply, Inc.	21,116	0.6
471		Brink's Co.	36,267	1.0
127	(1)	CIRCOR International, Inc.	5,367	0.1
270		Curtiss-Wright Corp.	30,102	0.8

See Accompanying Notes to Financial Statements

15

Voya Smid Cap Growth Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019 (continued)

Shares			Value	Percentage of Net Assets
366		EnPro Industries, Inc.	$20,309	0.6
585		Fortune Brands Home & Security, Inc.	28,115	0.8
699	(1)	Generac Holdings, Inc.	38,550	1.0
138	(1)	Genesee & Wyoming, Inc.	13,140	0.4
282		Hubbell, Inc.	32,300	0.9
221		IDEX Corp.	33,749	0.9
728		KAR Auction Services, Inc.	40,928	1.1
204		Nordson Corp.	25,626	0.7
321		Regal Beloit Corp.	23,337	0.6
800		Schneider National, Inc.	13,440	0.4
92		Snap-On, Inc.	14,345	0.4
545	(1)	SPX FLOW, Inc.	19,457	0.5
363		Toro Co.	23,653	0.6
384		Wabtec Corp.	23,954	0.7
279		Xylem, Inc.	20,707	0.6
			549,262	15.0

		Information Technology: 26.0%
1,345	(1)	ACI Worldwide, Inc.	42,314	1.2
1,295	(1)	Advanced Micro Devices, Inc.	35,496	1.0
257	(1)	Aspen Technology, Inc.	29,198	0.8
759		Booz Allen Hamilton Holding Corp.	47,946	1.3
986		Entegris, Inc.	33,859	0.9
213	(1)	EPAM Systems, Inc.	36,762	1.0
301	(1)	Euronet Worldwide, Inc.	46,667	1.3
385	(1)	ExlService Holdings, Inc.	22,815	0.6
156	(1)	Fair Isaac Corp.	46,160	1.3
663		Flir Systems, Inc.	32,043	0.9
255	(1)	Fortinet, Inc.	18,482	0.5
540	(1)	GoDaddy, Inc.	40,176	1.1
178	(1)	HubSpot, Inc.	30,844	0.8
439		Jack Henry & Associates, Inc.	57,606	1.6
208		Littelfuse, Inc.	33,948	0.9
330	(1)	Lumentum Holdings, Inc.	13,355	0.4
331		MKS Instruments, Inc.	23,653	0.6
84		Monolithic Power Systems, Inc.	9,782	0.3
340	(1)	Proofpoint, Inc.	38,202	1.0
541	(1)	PTC, Inc.	45,477	1.2
1,470	(1)	Pure Storage, Inc.	23,314	0.6
265	(1)	Q2 Holdings, Inc.	19,409	0.5
380	(1)	Rapid7, Inc.	19,855	0.5
495	(1)	RealPage, Inc.	28,868	0.8
247	(1)	Silicon Laboratories, Inc.	23,112	0.6
327		Total System Services, Inc.	40,394	1.1
51	(1)	Trade Desk, Inc./The	10,139	0.3
346	(1)	Trimble, Inc.	13,805	0.4
242	(1)	WEX, Inc.	45,724	1.3
69	(1)	Zebra Technologies Corp.	11,829	0.3
406	(1)	Zendesk, Inc.	34,206	0.9
			955,440	26.0

		Materials: 3.6%
376		Avery Dennison Corp.	39,126	1.1
276		Carpenter Technology Corp.	11,195	0.3
Shares		Value	Percentage of Net Assets
400	Compass Minerals International, Inc.	$20,404	0.5
577	(1) Crown Holdings, Inc.	31,983	0.9
1,129	PolyOne Corp.	28,372	0.8
		131,080	3.6

	Real Estate: 2.8%
1,578	Americold Realty Trust	49,391	1.4
687	CubeSmart	23,166	0.6
873	Hudson Pacific Properties, Inc.	29,167	0.8
		101,724	2.8

	Total Common Stock
	(Cost $3,315,538)	3,359,843	91.6

EXCHANGE-TRADED FUNDS: 3.4%
439	(2) iShares Russell 2000 Growth ETF	82,343	2.3
313	iShares Russell Mid-Cap Growth ETF	41,779	1.1

	Total Exchange-Traded Funds
	(Cost $113,719)	124,122	3.4

	Total Long-Term Investments
	(Cost $3,429,257)	3,483,965	95.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.8%
		Repurchase Agreements(3): 3.5%
130,863	(3)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/19, 2.50%, due 06/03/19 (Repurchase Amount $130,890, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $133,480, due 06/06/19-04/01/51)
		(Cost $130,863)	130,863	3.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.3%
157,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280%
	(Cost $157,000)	157,000	4.3

	Total Short-Term Investments
	(Cost $287,863)	287,863	7.8

See Accompanying Notes to Financial Statements

16

Voya Smid Cap Growth Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
	Total Investments in Securities (Cost $3,717,120)	$3,771,828	102.8
	Liabilities in Excess of Other Assets	(102,292)	(2.8)
	Net Assets	$3,669,536	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of May 31, 2019.

See Accompanying Notes to Financial Statements

17

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Communication Services: 5.9%
140,421	AT&T, Inc.	$4,294,074	1.4
1,467	Cable One, Inc.	1,638,712	0.5
73,949	CenturyLink, Inc.	772,767	0.3
34,956	News Corp - Class A	398,149	0.1
25,791	Omnicom Group	1,995,192	0.7
77,491	Verizon Communications, Inc.	4,211,636	1.4
35,908	Walt Disney Co.	4,741,292	1.5
		18,051,822	5.9

	Consumer Discretionary: 9.2%
6,472	Carnival Corp.	331,302	0.1
10,484	Cracker Barrel Old Country Store, Inc.	1,646,932	0.5
15,950	Darden Restaurants, Inc.	1,855,304	0.6
56,296	eBay, Inc.	2,022,715	0.7
15,647	Expedia Group, Inc.	1,799,405	0.6
82,997	Gentex Corp.	1,772,816	0.6
16,974	Genuine Parts Co.	1,678,729	0.5
20,748	Home Depot, Inc.	3,939,008	1.3
24,649	Kohl's Corp.	1,215,689	0.4
8,074	Lear Corp.	961,048	0.3
18,116	McDonald's Corp.	3,591,859	1.2
37,115	Service Corp. International	1,628,235	0.5
18,271	Starbucks Corp.	1,389,692	0.4
46,910	TJX Cos., Inc.	2,359,104	0.8
20,730	Yum! Brands, Inc.	2,121,715	0.7
		28,313,553	9.2

	Consumer Staples: 8.1%
50,949	Altria Group, Inc.	2,499,558	0.8
28,588	Coca-Cola Co.	1,404,529	0.5
41,651	General Mills, Inc.	2,059,225	0.7
16,500	Hershey Co.	2,177,340	0.7
14,955	Kimberly-Clark Corp.	1,912,595	0.6
30,122	PepsiCo, Inc.	3,855,616	1.2
37,759	Philip Morris International, Inc.	2,912,352	0.9
44,299	Procter & Gamble Co.	4,558,810	1.5
28,009	Sysco Corp.	1,927,579	0.6
36,699	Walgreens Boots Alliance, Inc.	1,810,729	0.6
		25,118,333	8.1

	Energy: 3.6%
36,251	Chevron Corp.	4,127,176	1.3
7,482	Exxon Mobil Corp.	529,501	0.2
31,925	Occidental Petroleum Corp.	1,588,907	0.5
29,801	Oneok, Inc.	1,895,940	0.6
22,197	Phillips 66	1,793,518	0.6
19,022	Valero Energy Corp.	1,339,149	0.4
		11,274,191	3.6

	Financials: 15.4%
42,935	Aflac, Inc.	2,202,565	0.7
84,494	AGNC Investment Corp.	1,385,702	0.5
Shares		Value	Percentage of Net Assets
23,013	Allstate Corp.	$2,197,972	0.7
10,436	American Financial Group, Inc.	1,024,815	0.3
2,430	Ameriprise Financial, Inc.	335,899	0.1
185,024	Annaly Capital Management, Inc.	1,630,061	0.5
41,718	Bank of America Corp.	1,109,699	0.4
11,533	Bank of Hawaii Corp.	872,587	0.3
9,048	Bank of New York Mellon Corp.	386,259	0.1
27,778	Cathay General Bancorp.	934,452	0.3
39,124	Chimera Investment Corp.	713,622	0.2
18,761	Citizens Financial Group, Inc.	611,233	0.2
23,711	CNA Financial Corp.	1,066,047	0.3
21,153	Comerica, Inc.	1,455,749	0.5
3,062	Erie Indemnity Co.	651,195	0.2
7,493	Everest Re Group Ltd.	1,855,716	0.6
19,397	Federated Investors, Inc.	592,190	0.2
33,457	First American Financial Corp.	1,728,054	0.6
2,377	First Citizens BancShares, Inc.	998,578	0.3
38,598	Hartford Financial Services Group, Inc.	2,032,571	0.7
90,197	Huntington Bancshares, Inc.	1,140,992	0.4
7,006	Intercontinental Exchange, Inc.	575,963	0.2
47,903	JPMorgan Chase & Co.	5,075,802	1.6
124,616	MFA Financial, Inc.	877,297	0.3
4,311	Morningstar, Inc.	603,712	0.2
91,219	New Residential Investment Corp.	1,391,090	0.5
81,513	Old Republic International Corp.	1,797,362	0.6
16,399	Popular, Inc.	856,192	0.3
19,505	Prudential Financial, Inc.	1,801,872	0.6
11,087	Reinsurance Group of America, Inc.	1,641,541	0.5
5,439	S&P Global, Inc.	1,163,293	0.4
13,778	Starwood Property Trust, Inc.	303,805	0.1
21,086	TCF Financial Corp.	401,899	0.1
128,357	Two Harbors Investment Corp.	1,568,523	0.5
69,319	Wells Fargo & Co.	3,075,684	1.0
29,196	Zions Bancorp NA	1,257,472	0.4
		47,317,465	15.4

	Health Care: 12.1%
34,398	AbbVie, Inc.	2,638,671	0.8
23,604	AmerisourceBergen Corp.	1,837,807	0.6
15,167	Amgen, Inc.	2,528,339	0.8
27,025	Baxter International, Inc.	1,984,716	0.6
53,799	Bristol-Myers Squibb Co.	2,440,861	0.8
2,674	Chemed Corp.	876,911	0.3
25,957	Eli Lilly & Co.	3,009,455	1.0
38,050	Gilead Sciences, Inc.	2,368,612	0.8
9,336	HCA Healthcare, Inc.	1,129,283	0.4
43,868	Johnson & Johnson	5,753,288	1.9

See Accompanying Notes to Financial Statements

18

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
49,863	Merck & Co., Inc.	$3,949,648	1.3
107,717	Pfizer, Inc.	4,472,410	1.4
19,260	Quest Diagnostics, Inc.	1,847,227	0.6
24,070	Zoetis, Inc.	2,432,273	0.8
		37,269,501	12.1

	Industrials: 8.8%
2,454	3M Co.	392,026	0.1
9,974	Allison Transmission Holdings, Inc.	412,824	0.1
15,057	Carlisle Cos., Inc.	2,007,249	0.6
19,252	CSX Corp.	1,433,696	0.5
13,718	Curtiss-Wright Corp.	1,529,420	0.5
26,401	Eaton Corp. PLC	1,966,610	0.6
24,808	Expeditors International Washington, Inc.	1,726,389	0.6
3,951	General Dynamics Corp.	635,400	0.2
30,796	Herman Miller, Inc.	1,092,950	0.4
19,660	Honeywell International, Inc.	3,230,335	1.0
31,736	KAR Auction Services, Inc.	1,784,198	0.6
10,763	Raytheon Co.	1,878,143	0.6
24,924	Republic Services, Inc.	2,108,321	0.7
36,186	Southwest Airlines Co.	1,722,454	0.6
19,131	Waste Connections, Inc.	1,810,558	0.6
21,493	Waste Management, Inc.	2,350,259	0.8
5,994	Watsco, Inc.	943,396	0.3
		27,024,228	8.8

	Information Technology: 27.1%
16,716	Accenture PLC	2,976,618	1.0
5,270	Alliance Data Systems Corp.	724,625	0.2
32,979	Amdocs Ltd.	1,959,612	0.6
21,863	Amphenol Corp.	1,902,081	0.6
5,867	Apple, Inc.	1,027,136	0.3
30,916	Booz Allen Hamilton Holding Corp.	1,952,964	0.6
17,890	Broadridge Financial Solutions, Inc. ADR	2,233,924	0.7
33,234	CDK Global, Inc.	1,608,526	0.5
11,171	CDW Corp.	1,099,673	0.4
85,908	Cisco Systems, Inc.	4,469,793	1.5
18,660	Citrix Systems, Inc.	1,756,279	0.6
30,487	Cognizant Technology Solutions Corp.	1,888,060	0.6
27,727	Dolby Laboratories, Inc.	1,718,242	0.6
37,449	Flir Systems, Inc.	1,809,910	0.6
50,291	Genpact Ltd.	1,818,020	0.6
94,033	Hewlett Packard Enterprise Co.	1,290,133	0.4
107,663	HP, Inc.	2,011,145	0.7
85,979	Intel Corp.	3,786,515	1.2
25,923	InterDigital, Inc.	1,646,629	0.5
22,960	International Business Machines Corp.	2,915,690	0.9
5,207	Intuit, Inc.	1,274,934	0.4
21,410	j2 Global, Inc.	1,804,649	0.6
65,887	Jabil, Inc.	1,620,161	0.5
13,192	Jack Henry & Associates, Inc.	1,731,054	0.6
69,353	Juniper Networks, Inc.	1,706,777	0.6
1,738	Mastercard, Inc. - Class A	437,090	0.1
35,393	Maxim Integrated Products	1,861,318	0.6
Shares		Value	Percentage of Net Assets
21,816	MAXIMUS, Inc.	$1,554,390	0.5
103,854	Microsoft Corp.	12,844,663	4.2
65,586	Oracle Corp.	3,318,652	1.1
26,667	Paychex, Inc.	2,287,762	0.7
50,062	Perspecta, Inc.	1,086,846	0.4
83,056	Sabre Corp.	1,684,376	0.6
21,216	TE Connectivity Ltd.	1,787,024	0.6
27,509	Texas Instruments, Inc.	2,869,464	0.9
20,644	Total System Services, Inc.	2,550,153	0.8
4,374	Visa, Inc. - Class A	705,657	0.2
91,530	Western Union Co.	1,775,682	0.6
		83,496,227	27.1

	Materials: 2.1%
4,518	Air Products & Chemicals, Inc.	919,820	0.3
5,581	Aptargroup, Inc.	632,160	0.2
31,865	Bemis Co., Inc.	1,859,323	0.6
42,535	Newmont Goldcorp Corp.	1,407,483	0.4
28,169	Sonoco Products Co.	1,741,689	0.6
		6,560,475	2.1

	Real Estate: 2.2%
94,895	Apple Hospitality REIT, Inc.	1,465,179	0.5
33,535	CoreCivic, Inc.	734,416	0.2
2,853	Equity Lifestyle Properties, Inc.	347,096	0.1
46,550	Gaming and Leisure Properties, Inc.	1,838,259	0.6
21,167	Geo Group, Inc./The	464,192	0.2
19,946	Highwoods Properties, Inc.	874,832	0.3
4,558	Lamar Advertising Co.	356,481	0.1
3,851	Simon Property Group, Inc.	624,209	0.2
		6,704,664	2.2

	Utilities: 4.1%
25,082	AES Corp.	396,296	0.1
24,452	Ameren Corp.	1,793,310	0.6
62,582	Centerpoint Energy, Inc.	1,779,832	0.6
32,387	Evergy, Inc.	1,882,980	0.6
48,531	Exelon Corp.	2,333,370	0.8
40,186	MDU Resources Group, Inc.	991,790	0.3
10,275	OGE Energy Corp.	427,029	0.1
20,814	Pinnacle West Capital Corp.	1,954,643	0.6
13,158	WEC Energy Group, Inc.	1,059,877	0.4
		12,619,127	4.1

	Total Common Stock
	(Cost $302,191,544)	303,749,586	98.6

EXCHANGE-TRADED FUNDS: 0.9%
18,061	iShares Russell 1000 ETF	2,766,042	0.9

	Total Exchange-Traded Funds
	(Cost $2,845,113)	2,766,042	0.9

	Total Long-Term Investments
	(Cost $305,036,657)	306,515,628	99.5

See Accompanying Notes to Financial Statements

19

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2019 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
518,000	(1) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.280%
	(Cost $518,000)	$518,000	0.2

	Total Short-Term Investments
	(Cost $518,000)	518,000	0.2

	Total Investments in Securities (Cost $305,554,657)	$307,033,628	99.7
	Assets in Excess of Other Liabilities	806,564	0.3
	Net Assets	$307,840,192	100.0

ADR	American Depositary Receipt
(1)	Rate shown is the 7-day yield as of May 31, 2019.

See Accompanying Notes to Financial Statements

20

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Equity Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: August 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: August 8, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 8, 2019